REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Separate Account A
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account A (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2.A as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Sub-Accounts, except for the Sub-Account included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Account and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Sub-Accounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Janus Henderson Global Sustainable Equity Sub-Account	For the year ended December 31, 2024	For the years ended December 31, 2024 and 2023	For the years ended December 31, 2024, 2023, and the period from April 29, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 27, 2025

We have served as the Separate Account's auditor since 1998.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2024

	Alger Small Cap Growth Sub-Account	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account
Assets:
Investments at fair value	$41,001,896	$249,411,165	$69,939,061	$609,071,362
Accrued dividends	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	375
Total Assets	41,001,896	249,411,165	69,939,061	609,071,737
Liabilities:
Due to Brighthouse Life Insurance Company	12	75	49	—
Total Liabilities	12	75	49	—
Net Assets	$41,001,884	$249,411,090	$69,939,012	$609,071,737
Contract Owners' Equity
Net assets from accumulation units	$41,001,884	$249,054,895	$69,846,569	$607,882,052
Net assets from contracts in payout	—	356,195	92,443	1,189,685
Total Net Assets	$41,001,884	$249,411,090	$69,939,012	$609,071,737

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account
Assets:
Investments at fair value	$404,858,701	$136,391,097	$1,681,012,068	$11,189,342	$104,248,969
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	404,858,701	136,391,097	1,681,012,068	11,189,342	104,248,969
Liabilities:
Due to Brighthouse Life Insurance Company	265	31	89	25	57
Total Liabilities	265	31	89	25	57
Net Assets	$404,858,436	$136,391,066	$1,681,011,979	$11,189,317	$104,248,912
Contract Owners' Equity
Net assets from accumulation units	$404,387,399	$136,248,260	$1,679,346,467	$11,188,713	$103,892,681
Net assets from contracts in payout	471,037	142,806	1,665,512	604	356,231
Total Net Assets	$404,858,436	$136,391,066	$1,681,011,979	$11,189,317	$104,248,912

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account
Assets:
Investments at fair value	$2,920,788,646	$1,789,666,820	$1,462,881,249	$1,195,086,602	$2,760,926,824
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	2,920,788,646	1,789,666,820	1,462,881,249	1,195,086,602	2,760,926,824
Liabilities:
Due to Brighthouse Life Insurance Company	90	91	73	86	91
Total Liabilities	90	91	73	86	91
Net Assets	$2,920,788,556	$1,789,666,729	$1,462,881,176	$1,195,086,516	$2,760,926,733
Contract Owners' Equity
Net assets from accumulation units	$2,914,965,721	$1,787,699,665	$1,461,320,124	$1,192,806,916	$2,757,947,711
Net assets from contracts in payout	5,822,835	1,967,064	1,561,052	2,279,600	2,979,022
Total Net Assets	$2,920,788,556	$1,789,666,729	$1,462,881,176	$1,195,086,516	$2,760,926,733

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Artisan International Sub-Account
Assets:
Investments at fair value	$611,699,759	$524,816,784	$4,593,384,831	$182,690,269	$220,820
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	611,699,759	524,816,784	4,593,384,831	182,690,269	220,820
Liabilities:
Due to Brighthouse Life Insurance Company	67	85	83	59	18
Total Liabilities	67	85	83	59	18
Net Assets	$611,699,692	$524,816,699	$4,593,384,748	$182,690,210	$220,802
Contract Owners' Equity
Net assets from accumulation units	$611,096,323	$523,749,132	$4,590,570,334	$182,262,523	$220,802
Net assets from contracts in payout	603,369	1,067,567	2,814,414	427,687	—
Total Net Assets	$611,699,692	$524,816,699	$4,593,384,748	$182,690,210	$220,802

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account
Assets:
Investments at fair value	$126,688,345	$132,835,539	$20,600,833	$16,271,419	$155,267,877
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	126,688,345	132,835,539	20,600,833	16,271,419	155,267,877
Liabilities:
Due to Brighthouse Life Insurance Company	81	85	40	53	76
Total Liabilities	81	85	40	53	76
Net Assets	$126,688,264	$132,835,454	$20,600,793	$16,271,366	$155,267,801
Contract Owners' Equity
Net assets from accumulation units	$126,520,000	$132,685,578	$20,586,800	$16,258,085	$154,946,140
Net assets from contracts in payout	168,264	149,876	13,993	13,281	321,661
Total Net Assets	$126,688,264	$132,835,454	$20,600,793	$16,271,366	$155,267,801

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account
Assets:
Investments at fair value	$379,265,900	$690,212,555	$588,189,285	$42,645,180	$336,021,469
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	379,265,900	690,212,555	588,189,285	42,645,180	336,021,469
Liabilities:
Due to Brighthouse Life Insurance Company	56	77	93	97	52
Total Liabilities	56	77	93	97	52
Net Assets	$379,265,844	$690,212,478	$588,189,192	$42,645,083	$336,021,417
Contract Owners' Equity
Net assets from accumulation units	$378,582,082	$689,639,307	$587,399,869	$42,635,545	$335,586,386
Net assets from contracts in payout	683,762	573,171	789,323	9,538	435,031
Total Net Assets	$379,265,844	$690,212,478	$588,189,192	$42,645,083	$336,021,417

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account
Assets:
Investments at fair value	$376,419,574	$848,398,367	$20,353,800	$150,445,285	$667,753,919
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	376,419,574	848,398,367	20,353,800	150,445,285	667,753,919
Liabilities:
Due to Brighthouse Life Insurance Company	64	96	72	90	187
Total Liabilities	64	96	72	90	187
Net Assets	$376,419,510	$848,398,271	$20,353,728	$150,445,195	$667,753,732
Contract Owners' Equity
Net assets from accumulation units	$375,920,266	$848,158,934	$20,279,920	$150,177,510	$666,411,627
Net assets from contracts in payout	499,244	239,337	73,808	267,685	1,342,105
Total Net Assets	$376,419,510	$848,398,271	$20,353,728	$150,445,195	$667,753,732

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account
Assets:
Investments at fair value	$693,519,049	$200,959,159	$262,388,656	$1,164,712,944	$458,001,747
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	693,519,049	200,959,159	262,388,656	1,164,712,944	458,001,747
Liabilities:
Due to Brighthouse Life Insurance Company	82	141	373	81	60
Total Liabilities	82	141	373	81	60
Net Assets	$693,518,967	$200,959,018	$262,388,283	$1,164,712,863	$458,001,687
Contract Owners' Equity
Net assets from accumulation units	$693,243,892	$200,592,054	$262,095,062	$1,162,904,244	$456,873,345
Net assets from contracts in payout	275,075	366,964	293,221	1,808,619	1,128,342
Total Net Assets	$693,518,967	$200,959,018	$262,388,283	$1,164,712,863	$458,001,687

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account
Assets:
Investments at fair value	$1,071,821,579	$578,320,668	$260,478,186	$6,669,869	$936,086,975
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	1,071,821,579	578,320,668	260,478,186	6,669,869	936,086,975
Liabilities:
Due to Brighthouse Life Insurance Company	106	79	75	26	83
Total Liabilities	106	79	75	26	83
Net Assets	$1,071,821,473	$578,320,589	$260,478,111	$6,669,843	$936,086,892
Contract Owners' Equity
Net assets from accumulation units	$1,070,146,047	$577,803,326	$260,185,437	$6,669,843	$934,798,206
Net assets from contracts in payout	1,675,426	517,263	292,674	—	1,288,686
Total Net Assets	$1,071,821,473	$578,320,589	$260,478,111	$6,669,843	$936,086,892

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI TCW Core Fixed Income Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account
Assets:
Investments at fair value	$354,024,769	$715,414,579	$463,634,190	$300,621	$204,920,472
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	364	—	—	—
Total Assets	354,024,769	715,414,943	463,634,190	300,621	204,920,472
Liabilities:
Due to Brighthouse Life Insurance Company	84	—	19	19	59
Total Liabilities	84	—	19	19	59
Net Assets	$354,024,685	$715,414,943	$463,634,171	$300,602	$204,920,413
Contract Owners' Equity
Net assets from accumulation units	$353,557,397	$714,017,031	$462,816,865	$300,602	$204,462,317
Net assets from contracts in payout	467,288	1,397,912	817,306	—	458,096
Total Net Assets	$354,024,685	$715,414,943	$463,634,171	$300,602	$204,920,413

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account
Assets:
Investments at fair value	$316,554,311	$168,603,394	$171,651,487	$160,070,073	$280,002,334
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	316,554,311	168,603,394	171,651,487	160,070,073	280,002,334
Liabilities:
Due to Brighthouse Life Insurance Company	70	58	68	208	189
Total Liabilities	70	58	68	208	189
Net Assets	$316,554,241	$168,603,336	$171,651,419	$160,069,865	$280,002,145
Contract Owners' Equity
Net assets from accumulation units	$316,314,954	$168,396,042	$171,532,178	$159,998,944	$279,391,499
Net assets from contracts in payout	239,287	207,294	119,241	70,921	610,646
Total Net Assets	$316,554,241	$168,603,336	$171,651,419	$160,069,865	$280,002,145

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account
Assets:
Investments at fair value	$104,233,713	$1,919,173,306	$4,137,690,718	$4,088,766,417	$135,154,572
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	104,233,713	1,919,173,306	4,137,690,718	4,088,766,417	135,154,572
Liabilities:
Due to Brighthouse Life Insurance Company	68	90	97	93	70
Total Liabilities	68	90	97	93	70
Net Assets	$104,233,645	$1,919,173,216	$4,137,690,621	$4,088,766,324	$135,154,502
Contract Owners' Equity
Net assets from accumulation units	$104,184,223	$1,909,111,854	$4,124,188,822	$4,082,699,707	$134,628,191
Net assets from contracts in payout	49,422	10,061,362	13,501,799	6,066,617	526,311
Total Net Assets	$104,233,645	$1,919,173,216	$4,137,690,621	$4,088,766,324	$135,154,502

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account
Assets:
Investments at fair value	$48,791,605	$615,260,600	$66,510,945	$646,965,692	$10,727,599
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	48,791,605	615,260,600	66,510,945	646,965,692	10,727,599
Liabilities:
Due to Brighthouse Life Insurance Company	66	121	42	95	47
Total Liabilities	66	121	42	95	47
Net Assets	$48,791,539	$615,260,479	$66,510,903	$646,965,597	$10,727,552
Contract Owners' Equity
Net assets from accumulation units	$48,712,350	$613,220,202	$66,426,878	$644,743,699	$10,723,185
Net assets from contracts in payout	79,189	2,040,277	84,025	2,221,898	4,367
Total Net Assets	$48,791,539	$615,260,479	$66,510,903	$646,965,597	$10,727,552

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account
Assets:
Investments at fair value	$260,736	$274,453,399	$177,726,727	$147,907,323	$173,823,443
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	260,736	274,453,399	177,726,727	147,907,323	173,823,443
Liabilities:
Due to Brighthouse Life Insurance Company	15	77	89	57	73
Total Liabilities	15	77	89	57	73
Net Assets	$260,721	$274,453,322	$177,726,638	$147,907,266	$173,823,370
Contract Owners' Equity
Net assets from accumulation units	$260,721	$273,919,474	$177,614,909	$147,769,858	$173,560,003
Net assets from contracts in payout	—	533,848	111,729	137,408	263,367
Total Net Assets	$260,721	$274,453,322	$177,726,638	$147,907,266	$173,823,370

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account
Assets:
Investments at fair value	$841,631,032	$27,502,258	$302,659,870	$123,418,252	$458,781,853
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	6	—	309
Total Assets	841,631,032	27,502,258	302,659,876	123,418,252	458,782,162
Liabilities:
Due to Brighthouse Life Insurance Company	115	89	—	71	—
Total Liabilities	115	89	—	71	—
Net Assets	$841,630,917	$27,502,169	$302,659,876	$123,418,181	$458,782,162
Contract Owners' Equity
Net assets from accumulation units	$840,629,320	$27,436,900	$302,299,918	$123,148,903	$458,188,511
Net assets from contracts in payout	1,001,597	65,269	359,958	269,278	593,651
Total Net Assets	$841,630,917	$27,502,169	$302,659,876	$123,418,181	$458,782,162

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	BlackRock Global Allocation V.I. Sub-Account
Assets:
Investments at fair value	$10,811,925	$49,212,865	$728,907,696	$192,515,741	$40,521,895
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	174
Total Assets	10,811,925	49,212,865	728,907,696	192,515,741	40,522,069
Liabilities:
Due to Brighthouse Life Insurance Company	129	44	106	103	—
Total Liabilities	129	44	106	103	—
Net Assets	$10,811,796	$49,212,821	$728,907,590	$192,515,638	$40,522,069
Contract Owners' Equity
Net assets from accumulation units	$10,811,796	$48,954,313	$727,204,819	$192,010,801	$40,522,069
Net assets from contracts in payout	—	258,508	1,702,771	504,837	—
Total Net Assets	$10,811,796	$49,212,821	$728,907,590	$192,515,638	$40,522,069

The accompanying notes are an integral part of these financial statements.

	DWS CROCI® International VIP Sub-Account	Federated Hermes Kaufman Fund II Sub-Account	Fidelity® VIP Asset Manager Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account
Assets:
Investments at fair value	$8,253,328	$50,567	$46,924,702	$650,748,707	$3,835,712
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	3	—	7	—	—
Total Assets	8,253,331	50,567	46,924,709	650,748,707	3,835,712
Liabilities:
Due to Brighthouse Life Insurance Company	—	3	—	108	2
Total Liabilities	—	3	—	108	2
Net Assets	$8,253,331	$50,564	$46,924,709	$650,748,599	$3,835,710
Contract Owners' Equity
Net assets from accumulation units	$8,253,331	$50,564	$46,924,709	$650,298,264	$3,835,710
Net assets from contracts in payout	—	—	—	450,335	—
Total Net Assets	$8,253,331	$50,564	$46,924,709	$650,748,599	$3,835,710

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	Fidelity® VIP FundsManager 50% Sub-Account	Fidelity® VIP FundsManager 60% Sub-Account	Fidelity® VIP Government Money Market Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Index 500 Sub-Account
Assets:
Investments at fair value	$1,933,823,106	$1,348,281,025	$14,131,265	$263,961,575	$76,738,099
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	390
Total Assets	1,933,823,106	1,348,281,025	14,131,265	263,961,575	76,738,489
Liabilities:
Due to Brighthouse Life Insurance Company	14	13	4	20	—
Total Liabilities	14	13	4	20	—
Net Assets	$1,933,823,092	$1,348,281,012	$14,131,261	$263,961,555	$76,738,489
Contract Owners' Equity
Net assets from accumulation units	$1,933,823,092	$1,348,281,012	$14,131,261	$263,961,555	$76,738,489
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$1,933,823,092	$1,348,281,012	$14,131,261	$263,961,555	$76,738,489

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Sub-Account	Fidelity® VIP Overseas Sub-Account	FTVIPT Franklin Income VIP Sub-Account	FTVIPT Franklin Mutual Shares VIP Sub-Account	FTVIPT Franklin Small Cap Value VIP Sub-Account
Assets:
Investments at fair value	$300,358,498	$3,514,229	$180,902,613	$75,760,310	$86,132,841
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	19	—	—	—	—
Total Assets	300,358,517	3,514,229	180,902,613	75,760,310	86,132,841
Liabilities:
Due to Brighthouse Life Insurance Company	—	9	2	34	22
Total Liabilities	—	9	2	34	22
Net Assets	$300,358,517	$3,514,220	$180,902,611	$75,760,276	$86,132,819
Contract Owners' Equity
Net assets from accumulation units	$299,968,661	$3,514,220	$180,581,807	$75,705,960	$86,100,352
Net assets from contracts in payout	389,856	—	320,804	54,316	32,467
Total Net Assets	$300,358,517	$3,514,220	$180,902,611	$75,760,276	$86,132,819

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco V.I. American Franchise Sub-Account	Invesco V.I. Core Equity Sub-Account	Invesco V.I. Equity and Income Sub-Account
Assets:
Investments at fair value	$47,323,440	$112,875,035	$5,861	$29,012	$508,284,602
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	47,323,440	112,875,035	5,861	29,012	508,284,602
Liabilities:
Due to Brighthouse Life Insurance Company	27	15	—	4	22
Total Liabilities	27	15	—	4	22
Net Assets	$47,323,413	$112,875,020	$5,861	$29,008	$508,284,580
Contract Owners' Equity
Net assets from accumulation units	$47,223,172	$112,686,457	$5,861	$29,008	$507,706,232
Net assets from contracts in payout	100,241	188,563	—	—	578,348
Total Net Assets	$47,323,413	$112,875,020	$5,861	$29,008	$508,284,580

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. EQV International Equity Sub-Account	Invesco V.I. Main Street Small Cap® Sub-Account	Invesco V.I. Main Street® Sub-Account	Janus Henderson Global Sustainable Equity Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account
Assets:
Investments at fair value	$148,457,298	$79,682,760	$7,753	$624,657	$437,103,468
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	148,457,298	79,682,760	7,753	624,657	437,103,468
Liabilities:
Due to Brighthouse Life Insurance Company	10	19	3	5	57
Total Liabilities	10	19	3	5	57
Net Assets	$148,457,288	$79,682,741	$7,750	$624,652	$437,103,411
Contract Owners' Equity
Net assets from accumulation units	$148,218,273	$79,536,404	$7,750	$624,652	$436,388,961
Net assets from contracts in payout	239,015	146,337	—	—	714,450
Total Net Assets	$148,457,288	$79,682,741	$7,750	$624,652	$437,103,411

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	LMPVET ClearBridge Variable Dividend Strategy Sub-Account	LMPVET ClearBridge Variable Large Cap Growth Sub-Account	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account
Assets:
Investments at fair value	$235,843,732	$2,376,361	$7,953,057	$113,885,568	$22,687,066
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	235,843,732	2,376,361	7,953,057	113,885,568	22,687,066
Liabilities:
Due to Brighthouse Life Insurance Company	57	36	38	43	31
Total Liabilities	57	36	38	43	31
Net Assets	$235,843,675	$2,376,325	$7,953,019	$113,885,525	$22,687,035
Contract Owners' Equity
Net assets from accumulation units	$235,728,926	$2,371,345	$7,889,028	$113,830,267	$22,664,956
Net assets from contracts in payout	114,749	4,980	63,991	55,258	22,079
Total Net Assets	$235,843,675	$2,376,325	$7,953,019	$113,885,525	$22,687,035

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	Macquarie VIP Asset Strategy Sub-Account	MFS® VIT New Discovery Sub-Account
Assets:
Investments at fair value	$47,697,451	$390,641	$100,018,868	$438,345	$2,761
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	47,697,451	390,641	100,018,868	438,345	2,761
Liabilities:
Due to Brighthouse Life Insurance Company	30	9	81	9	2
Total Liabilities	30	9	81	9	2
Net Assets	$47,697,421	$390,632	$100,018,787	$438,336	$2,759
Contract Owners' Equity
Net assets from accumulation units	$47,557,401	$390,632	$99,851,969	$438,336	$2,759
Net assets from contracts in payout	140,020	—	166,818	—	—
Total Net Assets	$47,697,421	$390,632	$100,018,787	$438,336	$2,759

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
December 31, 2024

	MFS® VIT Research Sub-Account	Neuberger Berman Genesis Sub-Account	PIMCO VIT Commodity RealReturn® Strategy Sub-Account	PIMCO VIT Dynamic Bond Sub-Account	PIMCO VIT Emerging Markets Bond Sub-Account
Assets:
Investments at fair value	$38,994	$9,324	$148,129	$171,826	$406,675
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	38,994	9,324	148,129	171,826	406,675
Liabilities:
Due to Brighthouse Life Insurance Company	2	3	9	8	11
Total Liabilities	2	3	9	8	11
Net Assets	$38,992	$9,321	$148,120	$171,818	$406,664
Contract Owners' Equity
Net assets from accumulation units	$38,992	$9,321	$148,120	$171,818	$406,664
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$38,992	$9,321	$148,120	$171,818	$406,664

The accompanying notes are an integral part of these financial statements.

	Pioneer Mid Cap Value VCT Sub-Account	T. Rowe Price Government Money Sub-Account	T. Rowe Price Growth Stock Sub-Account	T. Rowe Price International Stock Sub-Account
Assets:
Investments at fair value	$45,503,457	$114,636	$7,707,464	$379,324
Accrued dividends	—	16	—	—
Due from Brighthouse Life Insurance Company	—	—	295	—
Total Assets	45,503,457	114,652	7,707,759	379,324
Liabilities:
Due to Brighthouse Life Insurance Company	39	17	—	3
Total Liabilities	39	17	—	3
Net Assets	$45,503,418	$114,635	$7,707,759	$379,321
Contract Owners' Equity
Net assets from accumulation units	$45,501,765	$114,635	$7,707,759	$379,321
Net assets from contracts in payout	1,653	—	—	—
Total Net Assets	$45,503,418	$114,635	$7,707,759	$379,321
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the year ended December 31, 2024

	Alger Small Cap Growth Sub-Account	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account
Investment Income:
Dividends	$157,134	$3,907,141	$762,657	$1,963,945	$4,124,479
Expenses:
Mortality and expense risk and other charges	570,168	3,307,044	877,403	7,636,330	5,128,667
Administrative charges	—	620,734	151,039	1,420,096	817,785
Total expenses	570,168	3,927,778	1,028,442	9,056,426	5,946,452
Net investment income (loss)	(413,034)	(20,637)	(265,785)	(7,092,481)	(1,821,973)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	7,629,465	2,728,134	13,981,961	17,989,458
Realized gains (losses) on sale of investments	(1,961,671)	12,793,052	(1,243,537)	54,354,223	22,239,443
Net realized gains (losses)	(1,961,671)	20,422,517	1,484,597	68,336,184	40,228,901
Change in unrealized gains (losses) on investments	5,083,515	10,161,246	(500,988)	96,996,013	41,675,205
Net realized and change in unrealized gains (losses) on investments	3,121,844	30,583,763	983,609	165,332,197	81,904,106
Net increase (decrease) in net assets resulting from operations	$2,708,810	$30,563,126	$717,824	$158,239,716	$80,082,133

The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account
Investment Income:
Dividends	$5,487,506	$22,638,300	$352,524	$1,163,653	$49,358,791
Expenses:
Mortality and expense risk and other charges	1,546,172	20,242,499	117,924	1,462,401	37,653,888
Administrative charges	269,575	4,437,630	24,331	276,508	7,509,704
Total expenses	1,815,747	24,680,129	142,255	1,738,909	45,163,592
Net investment income (loss)	3,671,759	(2,041,829)	210,269	(575,256)	4,195,199
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	6,810,526	96,781,944
Realized gains (losses) on sale of investments	(1,570,125)	(3,692,483)	(109,722)	(88,787)	1,440,903
Net realized gains (losses)	(1,570,125)	(3,692,483)	(109,722)	6,721,739	98,222,847
Change in unrealized gains (losses) on investments	(2,397,178)	108,283,178	335,536	4,591,635	182,052,480
Net realized and change in unrealized gains (losses) on investments	(3,967,303)	104,590,695	225,814	11,313,374	280,275,327
Net increase (decrease) in net assets resulting from operations	$(295,544)	$102,548,866	$436,083	$10,738,118	$284,470,526

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account
Investment Income:
Dividends	$21,658,660	$358,176	$26,191,864	$44,034,872	$33,841,892
Expenses:
Mortality and expense risk and other charges	23,702,514	16,688,989	15,364,548	33,551,460	6,637,886
Administrative charges	4,564,046	3,260,777	3,085,114	7,335,354	1,296,122
Total expenses	28,266,560	19,949,766	18,449,662	40,886,814	7,934,008
Net investment income (loss)	(6,607,900)	(19,591,590)	7,742,202	3,148,058	25,907,884
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	71,994,990	105,781,459	30,232,098	—	—
Realized gains (losses) on sale of investments	8,643,007	27,518,967	(7,453,830)	(15,057,216)	(1,228,828)
Net realized gains (losses)	80,637,997	133,300,426	22,778,268	(15,057,216)	(1,228,828)
Change in unrealized gains (losses) on investments	145,211,760	241,966,477	59,498,963	140,226,671	11,924,066
Net realized and change in unrealized gains (losses) on investments	225,849,757	375,266,903	82,277,231	125,169,455	10,695,238
Net increase (decrease) in net assets resulting from operations	$219,241,857	$355,675,313	$90,019,433	$128,317,513	$36,603,122

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Artisan International Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account
Investment Income:
Dividends	$4,798,308	$120,892,647	$2,435,997	$2,295	$10,368,682
Expenses:
Mortality and expense risk and other charges	7,240,895	57,258,522	2,554,079	2,269	1,429,898
Administrative charges	1,358,802	12,501,427	473,865	571	294,613
Total expenses	8,599,697	69,759,949	3,027,944	2,840	1,724,511
Net investment income (loss)	(3,801,389)	51,132,698	(591,947)	(545)	8,644,171
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	19,976,629	—	13,138,106	—	—
Realized gains (losses) on sale of investments	278,949	(105,306,377)	869,516	6,139	(227,139)
Net realized gains (losses)	20,255,578	(105,306,377)	14,007,622	6,139	(227,139)
Change in unrealized gains (losses) on investments	43,272,822	180,302,923	(1,123,829)	17,193	(1,123,437)
Net realized and change in unrealized gains (losses) on investments	63,528,400	74,996,546	12,883,793	23,332	(1,350,576)
Net increase (decrease) in net assets resulting from operations	$59,727,011	$126,129,244	$12,291,846	$22,787	$7,293,595

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account
Investment Income:
Dividends	$5,242,684	$—	$77,191	$5,801,334	$8,664,852
Expenses:
Mortality and expense risk and other charges	1,708,151	283,738	238,122	2,160,364	5,272,491
Administrative charges	331,029	56,236	41,486	421,753	1,002,442
Total expenses	2,039,180	339,974	279,608	2,582,117	6,274,933
Net investment income (loss)	3,203,504	(339,974)	(202,417)	3,219,217	2,389,919
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	1,128,826	—	—
Realized gains (losses) on sale of investments	(951,674)	(764,247)	599,008	(1,315,692)	(535,291)
Net realized gains (losses)	(951,674)	(764,247)	1,727,834	(1,315,692)	(535,291)
Change in unrealized gains (losses) on investments	1,839,906	(1,855,485)	1,399,178	(3,198,736)	(27,837,950)
Net realized and change in unrealized gains (losses) on investments	888,232	(2,619,732)	3,127,012	(4,514,428)	(28,373,241)
Net increase (decrease) in net assets resulting from operations	$4,091,736	$(2,959,706)	$2,924,595	$(1,295,211)	$(25,983,322)

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account
Investment Income:
Dividends	$11,038,857	$9,617,417	$21,801	$—	$11,976,791
Expenses:
Mortality and expense risk and other charges	8,350,220	7,409,367	533,448	4,300,310	4,634,007
Administrative charges	1,839,063	1,455,186	109,551	822,619	938,842
Total expenses	10,189,283	8,864,553	642,999	5,122,929	5,572,849
Net investment income (loss)	849,574	752,864	(621,198)	(5,122,929)	6,403,942
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	52,566,431	3,850,443	—	—
Realized gains (losses) on sale of investments	(16,007,796)	7,122,099	1,696,020	(22,049,993)	(2,361,020)
Net realized gains (losses)	(16,007,796)	59,688,530	5,546,463	(22,049,993)	(2,361,020)
Change in unrealized gains (losses) on investments	35,248,169	14,559,984	1,108,015	74,463,537	(1,784,028)
Net realized and change in unrealized gains (losses) on investments	19,240,373	74,248,514	6,654,478	52,413,544	(4,145,048)
Net increase (decrease) in net assets resulting from operations	$20,089,947	$75,001,378	$6,033,280	$47,290,615	$2,258,894

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account
Investment Income:
Dividends	$8,346,550	$359,094	$1,327,407	$—	$16,808,948
Expenses:
Mortality and expense risk and other charges	10,037,293	312,966	1,956,732	8,451,745	7,743,278
Administrative charges	2,245,837	52,858	388,793	1,575,007	1,763,020
Total expenses	12,283,130	365,824	2,345,525	10,026,752	9,506,298
Net investment income (loss)	(3,936,580)	(6,730)	(1,018,118)	(10,026,752)	7,302,650
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	7,489,676	52,903,489	—
Realized gains (losses) on sale of investments	(3,312,431)	(206,965)	2,217,233	34,393,234	(6,486,131)
Net realized gains (losses)	(3,312,431)	(206,965)	9,706,909	87,296,723	(6,486,131)
Change in unrealized gains (losses) on investments	42,490,211	1,749,203	7,188,598	106,769,525	41,995,894
Net realized and change in unrealized gains (losses) on investments	39,177,780	1,542,238	16,895,507	194,066,248	35,509,763
Net increase (decrease) in net assets resulting from operations	$35,241,200	$1,535,508	$15,877,389	$184,039,496	$42,812,413

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account
Investment Income:
Dividends	$3,542,454	$—	$4,556,607	$—	$31,456,697
Expenses:
Mortality and expense risk and other charges	2,864,395	2,952,186	14,255,449	6,177,254	14,087,229
Administrative charges	519,747	541,762	3,113,483	1,172,745	2,700,303
Total expenses	3,384,142	3,493,948	17,368,932	7,349,999	16,787,532
Net investment income (loss)	158,312	(3,493,948)	(12,812,325)	(7,349,999)	14,669,165
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,444,812	—	—	—	—
Realized gains (losses) on sale of investments	2,281,848	(48,546,954)	(65,174,918)	(4,066,504)	(14,506,456)
Net realized gains (losses)	7,726,660	(48,546,954)	(65,174,918)	(4,066,504)	(14,506,456)
Change in unrealized gains (losses) on investments	(4,275,795)	132,811,897	111,572,680	14,377,076	10,058,711
Net realized and change in unrealized gains (losses) on investments	3,450,865	84,264,943	46,397,762	10,310,572	(4,447,745)
Net increase (decrease) in net assets resulting from operations	$3,609,177	$80,770,995	$33,585,437	$2,960,573	$10,221,420

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account
Investment Income:
Dividends	$10,229,922	$4,040,545	$206,225	$22,679,715	$7,376,918
Expenses:
Mortality and expense risk and other charges	6,728,919	3,543,418	72,509	11,987,247	4,682,171
Administrative charges	1,479,603	686,272	16,175	2,420,881	915,412
Total expenses	8,208,522	4,229,690	88,684	14,408,128	5,597,583
Net investment income (loss)	2,021,400	(189,145)	117,541	8,271,587	1,779,335
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—
Realized gains (losses) on sale of investments	3,187,360	(1,813,935)	(30,247)	(2,905,319)	458,003
Net realized gains (losses)	3,187,360	(1,813,935)	(30,247)	(2,905,319)	458,003
Change in unrealized gains (losses) on investments	41,289,241	8,798,106	524,816	79,389,931	35,834,116
Net realized and change in unrealized gains (losses) on investments	44,476,601	6,984,171	494,569	76,484,612	36,292,119
Net increase (decrease) in net assets resulting from operations	$46,498,001	$6,795,026	$612,110	$84,756,199	$38,071,454

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI TCW Core Fixed Income Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account
Investment Income:
Dividends	$15,578,632	$—	$13,346	$2,647,480	$10,072,305
Expenses:
Mortality and expense risk and other charges	9,652,532	6,037,816	3,181	2,737,059	3,870,945
Administrative charges	1,480,496	1,209,683	770	526,834	830,988
Total expenses	11,133,028	7,247,499	3,951	3,263,893	4,701,933
Net investment income (loss)	4,445,604	(7,247,499)	9,395	(616,413)	5,370,372
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	33,805,682	52,729,281	—	13,623,266	—
Realized gains (losses) on sale of investments	1,093,576	(5,942,879)	(6,464)	4,266,494	(9,122,137)
Net realized gains (losses)	34,899,258	46,786,402	(6,464)	17,889,760	(9,122,137)
Change in unrealized gains (losses) on investments	29,719,313	(3,305,764)	(2,311)	117,217	(244,339)
Net realized and change in unrealized gains (losses) on investments	64,618,571	43,480,638	(8,775)	18,006,977	(9,366,476)
Net increase (decrease) in net assets resulting from operations	$69,064,175	$36,233,139	$620	$17,390,564	$(3,996,104)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account
Investment Income:
Dividends	$1,076,193	$6,665,969	$13,771	$16,310,366	$3,098,040
Expenses:
Mortality and expense risk and other charges	2,297,789	2,031,613	1,690,408	3,696,456	1,447,548
Administrative charges	451,677	374,560	319,513	717,756	275,125
Total expenses	2,749,466	2,406,173	2,009,921	4,414,212	1,722,673
Net investment income (loss)	(1,673,273)	4,259,796	(1,996,150)	11,896,154	1,375,367
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,500,899	—	9,336,150	—	—
Realized gains (losses) on sale of investments	(308,625)	(1,797,567)	826,857	2,022,238	(2,107,033)
Net realized gains (losses)	11,192,274	(1,797,567)	10,163,007	2,022,238	(2,107,033)
Change in unrealized gains (losses) on investments	(4,049,863)	(2,616,325)	29,332,058	(4,629,259)	3,206,014
Net realized and change in unrealized gains (losses) on investments	7,142,411	(4,413,892)	39,495,065	(2,607,021)	1,098,981
Net increase (decrease) in net assets resulting from operations	$5,469,138	$(154,096)	$37,498,915	$9,289,133	$2,474,348

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account
Investment Income:
Dividends	$48,400,649	$80,705,958	$58,335,278	$1,521,327	$1,357,010
Expenses:
Mortality and expense risk and other charges	27,086,135	57,399,320	57,992,124	1,953,028	674,950
Administrative charges	5,137,106	10,937,259	10,701,760	336,755	129,601
Total expenses	32,223,241	68,336,579	68,693,884	2,289,783	804,551
Net investment income (loss)	16,177,408	12,369,379	(10,358,606)	(768,456)	552,459
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,323,650	72,677,616	84,680,242	13,331,086	959,352
Realized gains (losses) on sale of investments	(50,924,653)	(93,318,231)	(76,425,706)	(563,493)	(1,206,865)
Net realized gains (losses)	(47,601,003)	(20,640,615)	8,254,536	12,767,593	(247,513)
Change in unrealized gains (losses) on investments	116,825,316	277,645,371	372,287,696	(7,322,115)	575,499
Net realized and change in unrealized gains (losses) on investments	69,224,313	257,004,756	380,542,232	5,445,478	327,986
Net increase (decrease) in net assets resulting from operations	$85,401,721	$269,374,135	$370,183,626	$4,677,022	$880,445

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account
Investment Income:
Dividends	$8,666,743	$57,903	$—	$—	$—
Expenses:
Mortality and expense risk and other charges	8,369,283	908,878	8,309,649	163,809	3,455
Administrative charges	1,602,727	175,555	1,573,584	27,299	757
Total expenses	9,972,010	1,084,433	9,883,233	191,108	4,212
Net investment income (loss)	(1,305,267)	(1,026,530)	(9,883,233)	(191,108)	(4,212)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	22,777,971	—	75,224,223	800,719	3,642
Realized gains (losses) on sale of investments	1,373,072	(2,614,419)	13,715,535	(22,338)	(18,653)
Net realized gains (losses)	24,151,043	(2,614,419)	88,939,758	778,381	(15,011)
Change in unrealized gains (losses) on investments	21,571,338	13,958,527	77,650,055	419,037	59,459
Net realized and change in unrealized gains (losses) on investments	45,722,381	11,344,108	166,589,813	1,197,418	44,448
Net increase (decrease) in net assets resulting from operations	$44,417,114	$10,317,578	$156,706,580	$1,006,310	$40,236

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account
Investment Income:
Dividends	$8,052,927	$2,046,870	$4,591,384	$2,231,159	$9,043,922
Expenses:
Mortality and expense risk and other charges	3,337,775	2,278,793	1,970,974	2,193,156	10,616,089
Administrative charges	683,811	372,211	357,078	411,749	1,872,831
Total expenses	4,021,586	2,651,004	2,328,052	2,604,905	12,488,920
Net investment income (loss)	4,031,341	(604,134)	2,263,332	(373,746)	(3,444,998)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	9,487,907	1,462,264	6,169,082	52,905,847
Realized gains (losses) on sale of investments	(3,367,535)	1,986,554	2,650,112	558,613	37,668,478
Net realized gains (losses)	(3,367,535)	11,474,461	4,112,376	6,727,695	90,574,325
Change in unrealized gains (losses) on investments	(2,789,331)	9,343,372	(4,012,747)	9,615,737	80,969,458
Net realized and change in unrealized gains (losses) on investments	(6,156,866)	20,817,833	99,629	16,343,432	171,543,783
Net increase (decrease) in net assets resulting from operations	$(2,125,525)	$20,213,699	$2,362,961	$15,969,686	$168,098,785

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account
Investment Income:
Dividends	$684,834	$5,161,222	$13,596	$—	$3,031
Expenses:
Mortality and expense risk and other charges	387,060	4,007,807	1,728,993	5,516,152	146,251
Administrative charges	56,477	760,167	304,888	1,101,654	12,397
Total expenses	443,537	4,767,974	2,033,881	6,617,806	158,648
Net investment income (loss)	241,297	393,248	(2,020,285)	(6,617,806)	(155,617)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,338,083	28,820,261	12,834,500	26,203,232	603,314
Realized gains (losses) on sale of investments	(25,995)	(701,266)	1,041,532	7,400,365	22,809
Net realized gains (losses)	1,312,088	28,118,995	13,876,032	33,603,597	626,123
Change in unrealized gains (losses) on investments	80,935	1,527,159	(2,498,504)	83,291,473	780,451
Net realized and change in unrealized gains (losses) on investments	1,393,023	29,646,154	11,377,528	116,895,070	1,406,574
Net increase (decrease) in net assets resulting from operations	$1,634,320	$30,039,402	$9,357,243	$110,277,264	$1,250,957

The accompanying notes are an integral part of these financial statements.

	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	BlackRock Global Allocation V.I. Sub-Account	DWS CROCI® International VIP Sub-Account
Investment Income:
Dividends	$1,284,546	$54,924,101	$5,475,848	$590,677	$288,005
Expenses:
Mortality and expense risk and other charges	690,901	8,845,762	2,334,963	433,448	117,244
Administrative charges	135,890	1,807,010	467,659	98,842	—
Total expenses	826,791	10,652,772	2,802,622	532,290	117,244
Net investment income (loss)	457,755	44,271,329	2,673,226	58,387	170,761
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,004,933	—	—	3,200,160	—
Realized gains (losses) on sale of investments	1,101,822	(14,132,493)	(2,566,238)	(360,366)	(125,063)
Net realized gains (losses)	3,106,755	(14,132,493)	(2,566,238)	2,839,794	(125,063)
Change in unrealized gains (losses) on investments	(5,083,691)	(6,209,019)	1,101,610	(349)	56,753
Net realized and change in unrealized gains (losses) on investments	(1,976,936)	(20,341,512)	(1,464,628)	2,839,445	(68,310)
Net increase (decrease) in net assets resulting from operations	$(1,519,181)	$23,929,817	$1,208,598	$2,897,832	$102,451

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	Federated Hermes Kaufman Fund II Sub-Account	Fidelity® VIP Asset Manager Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP FundsManager 50% Sub-Account
Investment Income:
Dividends	$393	$1,143,917	$728,585	$67,282	$46,960,717
Expenses:
Mortality and expense risk and other charges	680	663,448	8,100,794	55,312	42,234,078
Administrative charges	—	—	845,347	—	—
Total expenses	680	663,448	8,946,141	55,312	42,234,078
Net investment income (loss)	(287)	480,469	(8,217,556)	11,970	4,726,639
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,297	312,190	74,657,590	220,723	—
Realized gains (losses) on sale of investments	146	440,706	56,414,929	81,520	4,786,229
Net realized gains (losses)	1,443	752,896	131,072,519	302,243	4,786,229
Change in unrealized gains (losses) on investments	5,642	2,097,864	53,219,691	189,018	124,467,406
Net realized and change in unrealized gains (losses) on investments	7,085	2,850,760	184,292,210	491,261	129,253,635
Net increase (decrease) in net assets resulting from operations	$6,798	$3,331,229	$176,074,654	$503,231	$133,980,274

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP FundsManager 60% Sub-Account	Fidelity® VIP Government Money Market Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Index 500 Sub-Account	Fidelity® VIP Mid Cap Sub-Account
Investment Income:
Dividends	$27,950,627	$710,365	$2,214	$941,412	$1,024,057
Expenses:
Mortality and expense risk and other charges	29,084,305	193,543	3,505,811	1,013,816	3,694,451
Administrative charges	—	—	—	—	740,904
Total expenses	29,084,305	193,543	3,505,811	1,013,816	4,435,355
Net investment income (loss)	(1,133,678)	516,822	(3,503,597)	(72,404)	(3,411,298)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	55,666,315	44,686	40,360,421
Realized gains (losses) on sale of investments	7,306,054	—	14,118,506	6,072,271	10,755,826
Net realized gains (losses)	7,306,054	—	69,784,821	6,116,957	51,116,247
Change in unrealized gains (losses) on investments	100,140,175	3	(2,905,852)	9,349,004	(1,352,958)
Net realized and change in unrealized gains (losses) on investments	107,446,229	3	66,878,969	15,465,961	49,763,289
Net increase (decrease) in net assets resulting from operations	$106,312,551	$516,825	$63,375,372	$15,393,557	$46,351,991

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	Fidelity® VIP Overseas Sub-Account	FTVIPT Franklin Income VIP Sub-Account	FTVIPT Franklin Mutual Shares VIP Sub-Account	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account
Investment Income:
Dividends	$60,136	$9,846,575	$1,551,457	$844,341	$1,211,584
Expenses:
Mortality and expense risk and other charges	46,212	2,173,714	941,083	1,035,373	794,546
Administrative charges	—	432,530	195,342	210,967	127,678
Total expenses	46,212	2,606,244	1,136,425	1,246,340	922,224
Net investment income (loss)	13,924	7,240,331	415,032	(401,999)	289,360
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	165,824	806,738	1,613,384	2,086,932	—
Realized gains (losses) on sale of investments	90,518	(590,840)	(205,270)	(739,760)	170,425
Net realized gains (losses)	256,342	215,898	1,408,114	1,347,172	170,425
Change in unrealized gains (losses) on investments	(131,479)	3,191,207	5,808,015	7,946,737	(1,706,693)
Net realized and change in unrealized gains (losses) on investments	124,863	3,407,105	7,216,129	9,293,909	(1,536,268)
Net increase (decrease) in net assets resulting from operations	$138,787	$10,647,436	$7,631,161	$8,891,910	$(1,246,908)

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco V.I. American Franchise Sub-Account	Invesco V.I. Core Equity Sub-Account	Invesco V.I. Equity and Income Sub-Account	Invesco V.I. EQV International Equity Sub-Account
Investment Income:
Dividends	$—	$—	$190	$8,146,598	$2,381,262
Expenses:
Mortality and expense risk and other charges	1,415,402	73	416	6,196,761	1,849,168
Administrative charges	288,295	—	—	1,187,392	395,538
Total expenses	1,703,697	73	416	7,384,153	2,244,706
Net investment income (loss)	(1,703,697)	(73)	(226)	762,445	136,556
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	2,286	19,899,244	824,606
Realized gains (losses) on sale of investments	(3,953,825)	18	1,422	8,403,465	3,338,220
Net realized gains (losses)	(3,953,825)	18	3,708	28,302,709	4,162,826
Change in unrealized gains (losses) on investments	(10,494,187)	1,509	3,041	22,483,146	(5,343,205)
Net realized and change in unrealized gains (losses) on investments	(14,448,012)	1,527	6,749	50,785,855	(1,180,379)
Net increase (decrease) in net assets resulting from operations	$(16,151,709)	$1,454	$6,523	$51,548,300	$(1,043,823)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	Invesco V.I. Main Street Small Cap® Sub-Account	Invesco V.I. Main Street® Sub-Account	Janus Henderson Global Sustainable Equity Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account
Investment Income:
Dividends	$—	$—	$1,324	$2,876,176	$2,641,678
Expenses:
Mortality and expense risk and other charges	955,596	101	5,867	5,272,696	2,818,763
Administrative charges	198,225	—	1,391	962,433	492,651
Total expenses	1,153,821	101	7,258	6,235,129	3,311,414
Net investment income (loss)	(1,153,821)	(101)	(5,934)	(3,358,953)	(669,736)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,989,352	732	3,948	43,940,403	24,467,549
Realized gains (losses) on sale of investments	4,149,311	1	17,606	35,359,592	7,234,929
Net realized gains (losses)	7,138,663	733	21,554	79,299,995	31,702,478
Change in unrealized gains (losses) on investments	2,734,808	764	30,108	5,825,819	1,577,775
Net realized and change in unrealized gains (losses) on investments	9,873,471	1,497	51,662	85,125,814	33,280,253
Net increase (decrease) in net assets resulting from operations	$8,719,650	$1,396	$45,728	$81,766,861	$32,610,517

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Large Cap Growth Sub-Account	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Growth Sub-Account
Investment Income:
Dividends	$—	$100,592	$—	$596,167	$925,374
Expenses:
Mortality and expense risk and other charges	35,897	125,775	1,448,326	280,374	590,713
Administrative charges	5,889	20,818	253,916	62,400	128,578
Total expenses	41,786	146,593	1,702,242	342,774	719,291
Net investment income (loss)	(41,786)	(46,001)	(1,702,242)	253,393	206,083
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	102,627	1,198,080	4,005,141	721,438	3,807,889
Realized gains (losses) on sale of investments	260,727	90,332	2,306,558	757,261	1,321,565
Net realized gains (losses)	363,354	1,288,412	6,311,699	1,478,699	5,129,454
Change in unrealized gains (losses) on investments	204,268	(735,058)	(1,037,870)	736,343	2,324,128
Net realized and change in unrealized gains (losses) on investments	567,622	553,354	5,273,829	2,215,042	7,453,582
Net increase (decrease) in net assets resulting from operations	$525,836	$507,353	$3,571,587	$2,468,435	$7,659,665

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	Macquarie VIP Asset Strategy Sub-Account	MFS® VIT New Discovery Sub-Account	MFS® VIT Research Sub-Account
Investment Income:
Dividends	$6,458	$6,049,722	$8,359	$—	$224
Expenses:
Mortality and expense risk and other charges	7,674	1,135,865	2,844	37	519
Administrative charges	1,383	190,257	678	—	—
Total expenses	9,057	1,326,122	3,522	37	519
Net investment income (loss)	(2,599)	4,723,600	4,837	(37)	(295)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	26,479	—	17,617	—	2,157
Realized gains (losses) on sale of investments	44,423	(2,148,697)	(945)	(9)	144
Net realized gains (losses)	70,902	(2,148,697)	16,672	(9)	2,301
Change in unrealized gains (losses) on investments	8,998	2,420,684	(6,879)	185	3,721
Net realized and change in unrealized gains (losses) on investments	79,900	271,987	9,793	176	6,022
Net increase (decrease) in net assets resulting from operations	$77,301	$4,995,587	$14,630	$139	$5,727
The accompanying notes are an integral part of these financial statements.

	Neuberger Berman Genesis Sub-Account	PIMCO VIT Commodity RealReturn® Strategy Sub-Account	PIMCO VIT Dynamic Bond Sub-Account	PIMCO VIT Emerging Markets Bond Sub-Account	Pioneer Mid Cap Value VCT Sub-Account
Investment Income:
Dividends	$—	$3,174	$7,797	$25,031	$801,213
Expenses:
Mortality and expense risk and other charges	81	1,682	1,768	3,757	557,345
Administrative charges	—	405	437	746	110,449
Total expenses	81	2,087	2,205	4,503	667,794
Net investment income (loss)	(81)	1,087	5,592	20,528	133,419
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	198	—	—	—	2,798,334
Realized gains (losses) on sale of investments	23	(15,130)	(5,250)	(6,981)	(1,515,632)
Net realized gains (losses)	221	(15,130)	(5,250)	(6,981)	1,282,702
Change in unrealized gains (losses) on investments	549	17,721	6,464	10,757	2,744,069
Net realized and change in unrealized gains (losses) on investments	770	2,591	1,214	3,776	4,026,771
Net increase (decrease) in net assets resulting from operations	$689	$3,678	$6,806	$24,304	$4,160,190

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2024

	T. Rowe Price Government Money Sub-Account	T. Rowe Price Growth Stock Sub-Account	T. Rowe Price International Stock Sub-Account
Investment Income:
Dividends	$5,574	$—	$2,706
Expenses:
Mortality and expense risk and other charges	1,024	68,863	3,459
Administrative charges	—	—	—
Total expenses	1,024	68,863	3,459
Net investment income (loss)	4,550	(68,863)	(753)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	484,120	1,608
Realized gains (losses) on sale of investments	—	743,405	1,676
Net realized gains (losses)	—	1,227,525	3,284
Change in unrealized gains (losses) on investments	—	746,677	6,808
Net realized and change in unrealized gains (losses) on investments	—	1,974,202	10,092
Net increase (decrease) in net assets resulting from operations	$4,550	$1,905,339	$9,339

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2024 and 2023

	Alger Small Cap Growth Sub-Account		American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(413,034)	$(543,227)	$(20,637)	$(1,549,801)	$(265,785)	$(840,765)	$(7,092,481)	$(6,283,450)
Net realized gains (losses)	(1,961,671)	(2,824,794)	20,422,517	25,488,822	1,484,597	(833,244)	68,336,184	50,330,580
Change in unrealized gains (losses) on investments	5,083,515	9,026,384	10,161,246	23,899,308	(500,988)	11,963,241	96,996,013	130,166,671
Net increase (decrease) in net assets resulting from operations	2,708,810	5,658,363	30,563,126	47,838,329	717,824	10,289,232	158,239,716	174,213,801
Contract Transactions:
Purchase payments received from Contract owners	273,480	403,060	5,219,016	3,982,523	1,060,459	722,017	1,609,547	1,424,308
Net transfers (including fixed account)	(586,746)	(186,236)	(4,200,998)	(8,415,897)	2,852,451	306,421	(42,744,622)	(25,834,631)
Contract charges	(2,361)	(2,984)	(3,075,996)	(3,329,303)	(754,237)	(847,099)	(6,581,801)	(6,847,434)
Transfers for Contract benefits and terminations	(3,389,952)	(3,833,537)	(40,071,982)	(24,252,484)	(10,518,157)	(7,236,021)	(96,451,184)	(60,591,537)
Net increase (decrease) in net assets resulting from Contract transactions	(3,705,579)	(3,619,697)	(42,129,960)	(32,015,161)	(7,359,484)	(7,054,682)	(144,168,060)	(91,849,294)
Net increase (decrease) in net assets	(996,769)	2,038,666	(11,566,834)	15,823,168	(6,641,660)	3,234,550	14,071,656	82,364,507
Net Assets:
Beginning of year	41,998,653	39,959,987	260,977,924	245,154,756	76,580,672	73,346,122	595,000,081	512,635,574
End of year	$41,001,884	$41,998,653	$249,411,090	$260,977,924	$69,939,012	$76,580,672	$609,071,737	$595,000,081

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Sub-Account		American Funds® The Bond Fund of America Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,821,973)	$(588,055)	$3,671,759	$2,514,305	$(2,041,829)	$26,579,217
Net realized gains (losses)	40,228,901	28,086,102	(1,570,125)	(1,535,733)	(3,692,483)	(29,692,186)
Change in unrealized gains (losses) on investments	41,675,205	50,264,788	(2,397,178)	3,237,754	108,283,178	177,901,308
Net increase (decrease) in net assets resulting from operations	80,082,133	77,762,835	(295,544)	4,216,326	102,548,866	174,788,339
Contract Transactions:
Purchase payments received from Contract owners	18,148,047	10,879,033	15,013,043	7,918,226	11,154,919	11,385,988
Net transfers (including fixed account)	(12,394,702)	(9,644,027)	12,844,899	9,322,708	(17,247,292)	(19,575,141)
Contract charges	(4,301,364)	(4,328,055)	(1,642,119)	(1,726,953)	(45,203,297)	(45,687,230)
Transfers for Contract benefits and terminations	(56,232,828)	(36,661,540)	(17,085,991)	(11,858,180)	(184,844,165)	(170,007,743)
Net increase (decrease) in net assets resulting from Contract transactions	(54,780,847)	(39,754,589)	9,129,832	3,655,801	(236,139,835)	(223,884,126)
Net increase (decrease) in net assets	25,301,286	38,008,246	8,834,288	7,872,127	(133,590,969)	(49,095,787)
Net Assets:
Beginning of year	379,557,150	341,548,904	127,556,778	119,684,651	1,814,602,948	1,863,698,735
End of year	$404,858,436	$379,557,150	$136,391,066	$127,556,778	$1,681,011,979	$1,814,602,948

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTI AB International Bond Sub-Account		BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$210,269	$328,104	$(575,256)	$(578,275)	$4,195,199	$23,126,343	$(6,607,900)	$9,112,408
Net realized gains (losses)	(109,722)	(250,924)	6,721,739	14,050,526	98,222,847	188,100,900	80,637,997	162,203,128
Change in unrealized gains (losses) on investments	335,536	601,405	4,591,635	(5,723,289)	182,052,480	183,814,377	145,211,760	117,218,760
Net increase (decrease) in net assets resulting from operations	436,083	678,585	10,738,118	7,748,962	284,470,526	395,041,620	219,241,857	288,534,296
Contract Transactions:
Purchase payments received from Contract owners	750,994	850,783	992,338	986,904	21,703,967	29,572,735	18,883,311	14,377,695
Net transfers (including fixed account)	894,147	388,105	(2,481,074)	2,458,675	19,568,111	21,713,192	(8,377,724)	(5,368,225)
Contract charges	(151,737)	(144,776)	(1,126,025)	(1,152,245)	(44,953,073)	(44,799,264)	(25,581,859)	(25,416,420)
Transfers for Contract benefits and terminations	(726,470)	(366,887)	(13,615,044)	(9,219,465)	(320,839,695)	(245,021,116)	(191,848,148)	(135,990,074)
Net increase (decrease) in net assets resulting from Contract transactions	766,934	727,225	(16,229,805)	(6,926,131)	(324,520,690)	(238,534,453)	(206,924,420)	(152,397,024)
Net increase (decrease) in net assets	1,203,017	1,405,810	(5,491,687)	822,831	(40,050,164)	156,507,167	12,317,437	136,137,272
Net Assets:
Beginning of year	9,986,300	8,580,490	109,740,599	108,917,768	2,960,838,720	2,804,331,553	1,777,349,292	1,641,212,020
End of year	$11,189,317	$9,986,300	$104,248,912	$109,740,599	$2,920,788,556	$2,960,838,720	$1,789,666,729	$1,777,349,292

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Growth Sub-Account		BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(19,591,590)	$1,536,887	$7,742,202	$13,815,504	$3,148,058	$55,232,020
Net realized gains (losses)	133,300,426	153,292,937	22,778,268	55,162,079	(15,057,216)	(56,079,932)
Change in unrealized gains (losses) on investments	241,966,477	205,953,097	59,498,963	61,744,450	140,226,671	333,398,247
Net increase (decrease) in net assets resulting from operations	355,675,313	360,782,921	90,019,433	130,722,033	128,317,513	332,550,335
Contract Transactions:
Purchase payments received from Contract owners	77,369,603	45,266,815	15,191,130	12,619,716	17,190,319	17,917,393
Net transfers (including fixed account)	(94,305,808)	(61,215,163)	(1,036,619)	(1,040,894)	(13,744,082)	(32,397,399)
Contract charges	(17,776,915)	(16,904,359)	(20,331,367)	(20,854,815)	(73,136,320)	(73,891,238)
Transfers for Contract benefits and terminations	(143,403,855)	(89,551,302)	(129,643,459)	(113,589,414)	(293,750,959)	(272,769,370)
Net increase (decrease) in net assets resulting from Contract transactions	(178,116,975)	(122,404,009)	(135,820,315)	(122,865,407)	(363,441,042)	(361,140,614)
Net increase (decrease) in net assets	177,558,338	238,378,912	(45,800,882)	7,856,626	(235,123,529)	(28,590,279)
Net Assets:
Beginning of year	1,285,322,838	1,046,943,926	1,240,887,398	1,233,030,772	2,996,050,262	3,024,640,541
End of year	$1,462,881,176	$1,285,322,838	$1,195,086,516	$1,240,887,398	$2,760,926,733	$2,996,050,262

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTI BlackRock High Yield Sub-Account		BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$25,907,884	$19,847,478	$(3,801,389)	$5,918,137	$51,132,698	$94,604,448	$(591,947)	$(1,014,647)
Net realized gains (losses)	(1,228,828)	(5,134,458)	20,255,578	72,555,556	(105,306,377)	(151,116,993)	14,007,622	15,511,759
Change in unrealized gains (losses) on investments	11,924,066	39,708,789	43,272,822	10,587,014	180,302,923	443,400,829	(1,123,829)	7,988,751
Net increase (decrease) in net assets resulting from operations	36,603,122	54,421,809	59,727,011	89,060,707	126,129,244	386,888,284	12,291,846	22,485,863
Contract Transactions:
Purchase payments received from Contract owners	41,263,020	27,402,224	4,847,215	8,099,031	28,919,780	26,525,167	1,196,102	1,241,213
Net transfers (including fixed account)	60,066,098	19,639,068	(14,508,327)	(8,278,364)	(95,207,643)	(48,513,546)	(6,175,599)	3,417,096
Contract charges	(7,950,330)	(7,676,603)	(4,977,812)	(5,060,920)	(115,880,988)	(119,160,895)	(1,854,526)	(1,889,462)
Transfers for Contract benefits and terminations	(49,226,524)	(31,468,353)	(57,113,638)	(35,998,509)	(519,539,190)	(472,745,950)	(20,850,697)	(15,480,304)
Net increase (decrease) in net assets resulting from Contract transactions	44,152,264	7,896,336	(71,752,562)	(41,238,762)	(701,708,041)	(613,895,224)	(27,684,720)	(12,711,457)
Net increase (decrease) in net assets	80,755,386	62,318,145	(12,025,551)	47,821,945	(575,578,797)	(227,006,940)	(15,392,874)	9,774,406
Net Assets:
Beginning of year	530,944,306	468,626,161	536,842,250	489,020,305	5,168,963,545	5,395,970,485	198,083,084	188,308,678
End of year	$611,699,692	$530,944,306	$524,816,699	$536,842,250	$4,593,384,748	$5,168,963,545	$182,690,210	$198,083,084

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Artisan International Sub-Account		BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account		BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(545)	$914	$8,644,171	$4,582,671	$3,203,504	$2,537,923
Net realized gains (losses)	6,139	42	(227,139)	(384,945)	(951,674)	(1,715,512)
Change in unrealized gains (losses) on investments	17,193	27,115	(1,123,437)	5,771,037	1,839,906	4,308,087
Net increase (decrease) in net assets resulting from operations	22,787	28,071	7,293,595	9,968,763	4,091,736	5,130,498
Contract Transactions:
Purchase payments received from Contract owners	30	250	6,933,137	4,762,275	1,828,727	2,868,250
Net transfers (including fixed account)	375	(1,795)	8,059,116	2,217,660	13,437,355	4,902,037
Contract charges	(8)	(230)	(1,652,918)	(1,655,600)	(2,050,684)	(2,102,679)
Transfers for Contract benefits and terminations	(41,466)	(6,660)	(9,905,149)	(7,836,339)	(14,890,668)	(10,153,323)
Net increase (decrease) in net assets resulting from Contract transactions	(41,069)	(8,435)	3,434,186	(2,512,004)	(1,675,270)	(4,485,715)
Net increase (decrease) in net assets	(18,282)	19,636	10,727,781	7,456,759	2,416,466	644,783
Net Assets:
Beginning of year	239,084	219,448	115,960,483	108,503,724	130,418,988	129,774,205
End of year	$220,802	$239,084	$126,688,264	$115,960,483	$132,835,454	$130,418,988

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(339,974)	$(353,693)	$(202,417)	$(149,621)	$3,219,217	$1,650,217	$2,389,919	$1,620,994
Net realized gains (losses)	(764,247)	(1,129,183)	1,727,834	851,658	(1,315,692)	(1,979,847)	(535,291)	(2,527,703)
Change in unrealized gains (losses) on investments	(1,855,485)	1,884,332	1,399,178	2,413,573	(3,198,736)	18,739,309	(27,837,950)	70,327,058
Net increase (decrease) in net assets resulting from operations	(2,959,706)	401,456	2,924,595	3,115,610	(1,295,211)	18,409,679	(25,983,322)	69,420,349
Contract Transactions:
Purchase payments received from Contract owners	131,519	58,116	4,812	6,380	1,130,460	1,374,943	2,537,472	4,646,800
Net transfers (including fixed account)	3,149,516	863,986	(675,814)	(8,749)	410,452	8,256,394	26,259,830	(22,034,950)
Contract charges	(410,474)	(432,141)	(233,587)	(220,884)	(2,072,137)	(2,201,182)	(5,114,177)	(5,637,361)
Transfers for Contract benefits and terminations	(2,568,964)	(2,556,332)	(1,802,125)	(691,110)	(23,701,188)	(17,217,353)	(45,119,784)	(35,321,876)
Net increase (decrease) in net assets resulting from Contract transactions	301,597	(2,066,371)	(2,706,714)	(914,363)	(24,232,413)	(9,787,198)	(21,436,659)	(58,347,387)
Net increase (decrease) in net assets	(2,658,109)	(1,664,915)	217,881	2,201,247	(25,527,624)	8,622,481	(47,419,981)	11,072,962
Net Assets:
Beginning of year	23,258,902	24,923,817	16,053,485	13,852,238	180,795,425	172,172,944	426,685,825	415,612,863
End of year	$20,600,793	$23,258,902	$16,271,366	$16,053,485	$155,267,801	$180,795,425	$379,265,844	$426,685,825

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Balanced-Risk Allocation Sub-Account		BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$849,574	$15,186,892	$752,864	$3,020,269	$(621,198)	$(530,896)
Net realized gains (losses)	(16,007,796)	(19,580,567)	59,688,530	106,188,183	5,546,463	3,035,568
Change in unrealized gains (losses) on investments	35,248,169	42,007,867	14,559,984	(49,662,852)	1,108,015	8,843,346
Net increase (decrease) in net assets resulting from operations	20,089,947	37,614,192	75,001,378	59,545,600	6,033,280	11,348,018
Contract Transactions:
Purchase payments received from Contract owners	5,485,588	6,263,218	17,482,845	10,880,592	1,095,719	1,080,267
Net transfers (including fixed account)	5,604,161	16,222,333	(8,146,184)	689,960	(93,263)	(1,630,176)
Contract charges	(17,427,041)	(17,923,867)	(7,418,423)	(7,851,773)	(383,024)	(397,553)
Transfers for Contract benefits and terminations	(84,291,803)	(71,987,978)	(89,796,675)	(63,816,935)	(6,405,283)	(5,574,673)
Net increase (decrease) in net assets resulting from Contract transactions	(90,629,095)	(67,426,294)	(87,878,437)	(60,098,156)	(5,785,851)	(6,522,135)
Net increase (decrease) in net assets	(70,539,148)	(29,812,102)	(12,877,059)	(552,556)	247,429	4,825,883
Net Assets:
Beginning of year	760,751,626	790,563,728	601,066,251	601,618,807	42,397,654	37,571,771
End of year	$690,212,478	$760,751,626	$588,189,192	$601,066,251	$42,645,083	$42,397,654

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTI Invesco Small Cap Growth Sub-Account		BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,122,929)	$(4,714,876)	$6,403,942	$4,569,334	$(3,936,580)	$3,428,354	$(6,730)	$(72,928)
Net realized gains (losses)	(22,049,993)	(10,739,599)	(2,361,020)	(2,756,998)	(3,312,431)	(13,650,870)	(206,965)	1,265,000
Change in unrealized gains (losses) on investments	74,463,537	47,517,621	(1,784,028)	12,218,590	42,490,211	87,825,621	1,749,203	985,556
Net increase (decrease) in net assets resulting from operations	47,290,615	32,063,146	2,258,894	14,030,926	35,241,200	77,603,105	1,535,508	2,177,628
Contract Transactions:
Purchase payments received from Contract owners	7,101,942	6,582,409	4,839,876	5,593,307	6,138,138	5,996,255	92,978	58,753
Net transfers (including fixed account)	(12,802,629)	17,983,068	47,925,593	43,868,546	14,668,193	18,152,159	78,410	915,883
Contract charges	(4,253,524)	(4,207,601)	(5,682,069)	(5,507,372)	(20,078,995)	(20,050,831)	(291,942)	(278,958)
Transfers for Contract benefits and terminations	(39,072,520)	(24,280,257)	(35,491,671)	(25,021,242)	(98,594,921)	(84,665,794)	(1,885,552)	(1,307,382)
Net increase (decrease) in net assets resulting from Contract transactions	(49,026,731)	(3,922,381)	11,591,729	18,933,239	(97,867,585)	(80,568,211)	(2,006,106)	(611,704)
Net increase (decrease) in net assets	(1,736,116)	28,140,765	13,850,623	32,964,165	(62,626,385)	(2,965,106)	(470,598)	1,565,924
Net Assets:
Beginning of year	337,757,533	309,616,768	362,568,887	329,604,722	911,024,656	913,989,762	20,824,326	19,258,402
End of year	$336,021,417	$337,757,533	$376,419,510	$362,568,887	$848,398,271	$911,024,656	$20,353,728	$20,824,326

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,018,118)	$(2,208,483)	$(10,026,752)	$(9,106,043)	$7,302,650	$7,109,293
Net realized gains (losses)	9,706,909	5,219,853	87,296,723	38,393,717	(6,486,131)	(16,495,608)
Change in unrealized gains (losses) on investments	7,188,598	24,618,679	106,769,525	209,965,304	41,995,894	91,800,637
Net increase (decrease) in net assets resulting from operations	15,877,389	27,630,049	184,039,496	239,252,978	42,812,413	82,414,322
Contract Transactions:
Purchase payments received from Contract owners	2,851,465	3,285,056	9,657,159	6,399,883	3,949,054	2,851,837
Net transfers (including fixed account)	(3,367,727)	(6,137,018)	(55,926,464)	(67,119,923)	21,101,358	15,485,551
Contract charges	(2,035,315)	(2,043,373)	(7,499,432)	(7,723,677)	(15,427,166)	(15,465,504)
Transfers for Contract benefits and terminations	(17,331,510)	(11,500,694)	(98,075,549)	(57,750,047)	(83,353,793)	(68,424,989)
Net increase (decrease) in net assets resulting from Contract transactions	(19,883,087)	(16,396,029)	(151,844,286)	(126,193,764)	(73,730,547)	(65,553,105)
Net increase (decrease) in net assets	(4,005,698)	11,234,020	32,195,210	113,059,214	(30,918,134)	16,861,217
Net Assets:
Beginning of year	154,450,893	143,216,873	635,558,522	522,499,308	724,437,101	707,575,884
End of year	$150,445,195	$154,450,893	$667,753,732	$635,558,522	$693,518,967	$724,437,101

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$158,312	$(143,550)	$(3,493,948)	$(3,122,041)	$(12,812,325)	$85,046,574	$(7,349,999)	$2,676,571
Net realized gains (losses)	7,726,660	5,143,348	(48,546,954)	(30,608,835)	(65,174,918)	(65,152,217)	(4,066,504)	(6,320,821)
Change in unrealized gains (losses) on investments	(4,275,795)	17,847,703	132,811,897	107,963,061	111,572,680	21,483,490	14,377,076	12,882,833
Net increase (decrease) in net assets resulting from operations	3,609,177	22,847,501	80,770,995	74,232,185	33,585,437	41,377,847	2,960,573	9,238,583
Contract Transactions:
Purchase payments received from Contract owners	1,913,805	1,985,266	5,785,520	4,333,984	9,995,249	9,968,084	5,932,634	5,102,868
Net transfers (including fixed account)	4,513,087	(3,690,852)	(38,412,925)	9,935,432	(2,102,392)	14,242,022	31,262,739	21,669,311
Contract charges	(2,325,127)	(2,463,080)	(3,411,926)	(3,346,047)	(34,354,815)	(35,433,449)	(7,156,671)	(7,602,967)
Transfers for Contract benefits and terminations	(22,904,916)	(17,323,150)	(33,748,711)	(20,269,847)	(132,405,098)	(124,637,886)	(51,024,458)	(40,212,358)
Net increase (decrease) in net assets resulting from Contract transactions	(18,803,151)	(21,491,816)	(69,788,042)	(9,346,478)	(158,867,056)	(135,861,229)	(20,985,756)	(21,043,146)
Net increase (decrease) in net assets	(15,193,974)	1,355,685	10,982,953	64,885,707	(125,281,619)	(94,483,382)	(18,025,183)	(11,804,563)
Net Assets:
Beginning of year	216,152,992	214,797,307	251,405,330	186,519,623	1,289,994,482	1,384,477,864	476,026,870	487,831,433
End of year	$200,959,018	$216,152,992	$262,388,283	$251,405,330	$1,164,712,863	$1,289,994,482	$458,001,687	$476,026,870

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$14,669,165	$14,827,753	$2,021,400	$3,013,194	$(189,145)	$(1,399,444)
Net realized gains (losses)	(14,506,456)	(17,910,233)	3,187,360	(7,394,168)	(1,813,935)	(2,819,168)
Change in unrealized gains (losses) on investments	10,058,711	49,403,258	41,289,241	75,954,480	8,798,106	17,893,485
Net increase (decrease) in net assets resulting from operations	10,221,420	46,320,778	46,498,001	71,573,506	6,795,026	13,674,873
Contract Transactions:
Purchase payments received from Contract owners	7,968,693	7,584,352	2,896,847	3,236,727	1,573,027	2,140,874
Net transfers (including fixed account)	90,469,386	61,276,529	33,089,637	(1,358,151)	11,889,021	8,583,876
Contract charges	(16,287,375)	(16,899,805)	(13,446,369)	(12,894,056)	(3,955,441)	(4,173,088)
Transfers for Contract benefits and terminations	(114,346,439)	(85,628,737)	(69,377,565)	(54,660,916)	(32,348,002)	(24,213,906)
Net increase (decrease) in net assets resulting from Contract transactions	(32,195,735)	(33,667,661)	(46,837,450)	(65,676,396)	(22,841,395)	(17,662,244)
Net increase (decrease) in net assets	(21,974,315)	12,653,117	(339,449)	5,897,110	(16,046,369)	(3,987,371)
Net Assets:
Beginning of year	1,093,795,788	1,081,142,671	578,660,038	572,762,928	276,524,480	280,511,851
End of year	$1,071,821,473	$1,093,795,788	$578,320,589	$578,660,038	$260,478,111	$276,524,480

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account		BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$117,541	$104,562	$8,271,587	$7,988,115	$1,779,335	$1,245,884	$4,445,604	$3,164,295
Net realized gains (losses)	(30,247)	(67,664)	(2,905,319)	(15,480,866)	458,003	14,108,754	34,899,258	101,289,172
Change in unrealized gains (losses) on investments	524,816	574,330	79,389,931	118,449,685	35,834,116	31,012,337	29,719,313	(48,664,491)
Net increase (decrease) in net assets resulting from operations	612,110	611,228	84,756,199	110,956,934	38,071,454	46,366,975	69,064,175	55,788,976
Contract Transactions:
Purchase payments received from Contract owners	391,113	336,869	7,053,288	6,500,222	1,737,762	2,020,425	10,140,792	11,024,862
Net transfers (including fixed account)	(419,850)	580,794	(7,183,542)	(3,004,940)	(2,873,119)	(68,397)	(9,890,542)	4,902,590
Contract charges	(89,771)	(84,004)	(15,741,475)	(15,955,778)	(5,371,589)	(5,445,465)	(6,093,824)	(6,231,622)
Transfers for Contract benefits and terminations	(257,046)	(236,498)	(101,507,907)	(81,210,620)	(37,925,648)	(30,335,660)	(87,843,261)	(63,952,730)
Net increase (decrease) in net assets resulting from Contract transactions	(375,554)	597,161	(117,379,636)	(93,671,116)	(44,432,594)	(33,829,097)	(93,686,835)	(54,256,900)
Net increase (decrease) in net assets	236,556	1,208,389	(32,623,437)	17,285,818	(6,361,140)	12,537,878	(24,622,660)	1,532,076
Net Assets:
Beginning of year	6,433,287	5,224,898	968,710,329	951,424,511	360,385,825	347,847,947	740,037,603	738,505,527
End of year	$6,669,843	$6,433,287	$936,086,892	$968,710,329	$354,024,685	$360,385,825	$715,414,943	$740,037,603

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Mid Cap Growth Sub-Account		BHFTI TCW Core Fixed Income Sub-Account		BHFTI Victory Sycamore Mid Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(7,247,499)	$(6,878,317)	$9,395	$3,343	$(616,413)	$(93,334)
Net realized gains (losses)	46,786,402	18,485,245	(6,464)	(4,370)	17,889,760	27,114,882
Change in unrealized gains (losses) on investments	(3,305,764)	65,673,994	(2,311)	12,857	117,217	(9,504,307)
Net increase (decrease) in net assets resulting from operations	36,233,139	77,280,922	620	11,830	17,390,564	17,517,241
Contract Transactions:
Purchase payments received from Contract owners	4,306,888	5,367,800	1,543	—	3,235,553	3,700,247
Net transfers (including fixed account)	(4,554,540)	(2,441,380)	105,388	43,591	(4,230,275)	(1,440,932)
Contract charges	(5,833,082)	(5,880,024)	(18)	(73)	(2,920,803)	(3,090,653)
Transfers for Contract benefits and terminations	(51,100,511)	(35,376,156)	(69,130)	(19,360)	(29,877,007)	(20,791,114)
Net increase (decrease) in net assets resulting from Contract transactions	(57,181,245)	(38,329,760)	37,783	24,158	(33,792,532)	(21,622,452)
Net increase (decrease) in net assets	(20,948,106)	38,951,162	38,403	35,988	(16,401,968)	(4,105,211)
Net Assets:
Beginning of year	484,582,277	445,631,115	262,199	226,211	221,322,381	225,427,592
End of year	$463,634,171	$484,582,277	$300,602	$262,199	$204,920,413	$221,322,381

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,370,372	$4,603,957	$(1,673,273)	$(829,934)	$4,259,796	$2,327,760	$(1,996,150)	$(1,526,979)
Net realized gains (losses)	(9,122,137)	(9,168,305)	11,192,274	(2,624,974)	(1,797,567)	(1,850,430)	10,163,007	(1,927,379)
Change in unrealized gains (losses) on investments	(244,339)	14,373,306	(4,049,863)	32,509,946	(2,616,325)	5,959,993	29,332,058	46,508,524
Net increase (decrease) in net assets resulting from operations	(3,996,104)	9,808,958	5,469,138	29,055,038	(154,096)	6,437,323	37,498,915	43,054,166
Contract Transactions:
Purchase payments received from Contract owners	5,689,819	5,788,643	1,416,083	1,505,340	9,784,831	10,274,547	9,638,990	7,228,261
Net transfers (including fixed account)	21,168,327	17,301,739	(3,474,773)	(5,454,000)	13,330,174	11,448,843	(3,943,685)	(8,544,750)
Contract charges	(9,513,412)	(9,745,142)	(2,713,321)	(2,823,076)	(2,306,393)	(2,312,256)	(1,750,665)	(1,603,993)
Transfers for Contract benefits and terminations	(44,636,406)	(44,319,718)	(20,538,478)	(14,030,090)	(14,292,960)	(10,532,791)	(10,062,048)	(5,608,471)
Net increase (decrease) in net assets resulting from Contract transactions	(27,291,672)	(30,974,478)	(25,310,489)	(20,801,826)	6,515,652	8,878,343	(6,117,408)	(8,528,953)
Net increase (decrease) in net assets	(31,287,776)	(21,165,520)	(19,841,351)	8,253,212	6,361,556	15,315,666	31,381,507	34,525,213
Net Assets:
Beginning of year	347,842,017	369,007,537	188,444,687	180,191,475	165,289,863	149,974,197	128,688,358	94,163,145
End of year	$316,554,241	$347,842,017	$168,603,336	$188,444,687	$171,651,419	$165,289,863	$160,069,865	$128,688,358
The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$11,896,154	$(351,171)	$1,375,367	$2,285,898	$16,177,408	$41,104,401
Net realized gains (losses)	2,022,238	1,526,183	(2,107,033)	(386,168)	(47,601,003)	41,986,812
Change in unrealized gains (losses) on investments	(4,629,259)	8,662,876	3,206,014	4,687,197	116,825,316	97,437,929
Net increase (decrease) in net assets resulting from operations	9,289,133	9,837,888	2,474,348	6,586,927	85,401,721	180,529,142
Contract Transactions:
Purchase payments received from Contract owners	9,125,166	8,163,187	840,530	589,582	10,883,065	9,260,252
Net transfers (including fixed account)	26,796,437	9,438,479	2,218,928	8,550,471	(12,775,254)	(546,906)
Contract charges	(4,682,312)	(5,016,812)	(1,917,953)	(1,906,770)	(33,212,875)	(34,734,227)
Transfers for Contract benefits and terminations	(61,328,603)	(44,996,677)	(13,831,624)	(12,643,251)	(252,267,619)	(241,237,643)
Net increase (decrease) in net assets resulting from Contract transactions	(30,089,312)	(32,411,823)	(12,690,119)	(5,409,968)	(287,372,683)	(267,258,524)
Net increase (decrease) in net assets	(20,800,179)	(22,573,935)	(10,215,771)	1,176,959	(201,970,962)	(86,729,382)
Net Assets:
Beginning of year	300,802,324	323,376,259	114,449,416	113,272,457	2,121,144,178	2,207,873,560
End of year	$280,002,145	$300,802,324	$104,233,645	$114,449,416	$1,919,173,216	$2,121,144,178

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account		BHFTII Brighthouse/Dimensional International Small Company Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,369,379	$68,298,796	$(10,358,606)	$59,313,608	$(768,456)	$(1,332,467)	$552,459	$388,452
Net realized gains (losses)	(20,640,615)	238,660,408	8,254,536	372,462,488	12,767,593	18,745,846	(247,513)	64,100
Change in unrealized gains (losses) on investments	277,645,371	184,281,261	372,287,696	167,181,266	(7,322,115)	4,660,713	575,499	5,381,478
Net increase (decrease) in net assets resulting from operations	269,374,135	491,240,465	370,183,626	598,957,362	4,677,022	22,074,092	880,445	5,834,030
Contract Transactions:
Purchase payments received from Contract owners	17,852,665	22,976,396	11,465,629	10,691,831	1,133,339	761,102	323,829	309,542
Net transfers (including fixed account)	(12,975,734)	(14,032,542)	(25,327,106)	(31,209,502)	(1,329,794)	(157,518)	432,623	(492,877)
Contract charges	(59,178,781)	(60,782,879)	(51,262,734)	(52,885,809)	(1,094,545)	(1,149,651)	(660,454)	(678,063)
Transfers for Contract benefits and terminations	(502,038,849)	(423,325,960)	(476,961,856)	(372,934,360)	(18,359,550)	(11,607,598)	(5,276,290)	(3,597,813)
Net increase (decrease) in net assets resulting from Contract transactions	(556,340,699)	(475,164,985)	(542,086,067)	(446,337,840)	(19,650,550)	(12,153,665)	(5,180,292)	(4,459,211)
Net increase (decrease) in net assets	(286,966,564)	16,075,480	(171,902,441)	152,619,522	(14,973,528)	9,920,427	(4,299,847)	1,374,819
Net Assets:
Beginning of year	4,424,657,185	4,408,581,705	4,260,668,765	4,108,049,243	150,128,030	140,207,603	53,091,386	51,716,567
End of year	$4,137,690,621	$4,424,657,185	$4,088,766,324	$4,260,668,765	$135,154,502	$150,128,030	$48,791,539	$53,091,386

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account		BHFTII Jennison Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,305,267)	$(1,292,483)	$(1,026,530)	$(1,012,253)	$(9,883,233)	$(8,387,450)
Net realized gains (losses)	24,151,043	66,568,035	(2,614,419)	(2,675,365)	88,939,758	(14,557,044)
Change in unrealized gains (losses) on investments	21,571,338	(28,776,878)	13,958,527	13,568,999	77,650,055	243,810,298
Net increase (decrease) in net assets resulting from operations	44,417,114	36,498,674	10,317,578	9,881,381	156,706,580	220,865,804
Contract Transactions:
Purchase payments received from Contract owners	5,370,475	7,578,370	457,724	797,631	9,238,336	6,332,141
Net transfers (including fixed account)	3,161,679	14,319,775	(4,577,767)	3,067,010	(39,938,030)	(45,141,877)
Contract charges	(6,763,463)	(7,337,392)	(808,191)	(790,821)	(6,284,799)	(6,034,219)
Transfers for Contract benefits and terminations	(86,260,601)	(62,349,131)	(9,124,899)	(5,290,076)	(70,680,562)	(42,955,255)
Net increase (decrease) in net assets resulting from Contract transactions	(84,491,910)	(47,788,378)	(14,053,133)	(2,216,256)	(107,665,055)	(87,799,210)
Net increase (decrease) in net assets	(40,074,796)	(11,289,704)	(3,735,555)	7,665,125	49,041,525	133,066,594
Net Assets:
Beginning of year	655,335,275	666,624,979	70,246,458	62,581,333	597,924,072	464,857,478
End of year	$615,260,479	$655,335,275	$66,510,903	$70,246,458	$646,965,597	$597,924,072

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account		BHFTII MetLife Mid Cap Stock Index Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(191,108)	$(179,164)	$(4,212)	$(4,281)	$4,031,341	$3,531,105	$(604,134)	$(545,927)
Net realized gains (losses)	778,381	397,643	(15,011)	(6,424)	(3,367,535)	(4,089,107)	11,474,461	10,702,372
Change in unrealized gains (losses) on investments	419,037	1,266,517	59,459	42,176	(2,789,331)	9,739,970	9,343,372	12,543,744
Net increase (decrease) in net assets resulting from operations	1,006,310	1,484,996	40,236	31,471	(2,125,525)	9,181,968	20,213,699	22,700,189
Contract Transactions:
Purchase payments received from Contract owners	12,469	22,106	—	1,000	3,624,729	4,219,419	3,248,209	2,983,580
Net transfers (including fixed account)	(192,576)	63,014	7,545	1,960	26,198,543	23,314,068	(5,238,071)	5,665,168
Contract charges	(172,661)	(171,599)	(109)	(165)	(4,889,435)	(5,036,938)	(1,894,945)	(1,796,302)
Transfers for Contract benefits and terminations	(785,376)	(760,972)	(131,475)	(3,367)	(31,228,362)	(26,891,804)	(17,310,318)	(10,920,708)
Net increase (decrease) in net assets resulting from Contract transactions	(1,138,144)	(847,451)	(124,039)	(572)	(6,294,525)	(4,395,255)	(21,195,125)	(4,068,262)
Net increase (decrease) in net assets	(131,834)	637,545	(83,803)	30,899	(8,420,050)	4,786,713	(981,426)	18,631,927
Net Assets:
Beginning of year	10,859,386	10,221,841	344,524	313,625	282,873,372	278,086,659	178,708,064	160,076,137
End of year	$10,727,552	$10,859,386	$260,721	$344,524	$274,453,322	$282,873,372	$177,726,638	$178,708,064

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account		BHFTII MetLife Stock Index Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,263,332	$1,200,891	$(373,746)	$(558,903)	$(3,444,998)	$(1,794,651)
Net realized gains (losses)	4,112,376	1,591,351	6,727,695	1,933,651	90,574,325	64,980,505
Change in unrealized gains (losses) on investments	(4,012,747)	19,000,955	9,615,737	22,343,125	80,969,458	95,691,185
Net increase (decrease) in net assets resulting from operations	2,362,961	21,793,197	15,969,686	23,717,873	168,098,785	158,877,039
Contract Transactions:
Purchase payments received from Contract owners	1,448,602	1,097,149	2,764,400	2,830,405	16,156,466	14,162,972
Net transfers (including fixed account)	6,419,996	293,758	(4,384,041)	9,318,908	(38,856,253)	(2,919,295)
Contract charges	(1,932,021)	(1,912,113)	(2,064,501)	(1,969,864)	(7,684,312)	(7,317,004)
Transfers for Contract benefits and terminations	(14,441,342)	(10,598,111)	(16,962,190)	(11,269,338)	(91,251,476)	(56,345,385)
Net increase (decrease) in net assets resulting from Contract transactions	(8,504,765)	(11,119,317)	(20,646,332)	(1,089,889)	(121,635,575)	(52,418,712)
Net increase (decrease) in net assets	(6,141,804)	10,673,880	(4,676,646)	22,627,984	46,463,210	106,458,327
Net Assets:
Beginning of year	154,049,070	143,375,190	178,500,016	155,872,032	795,167,707	688,709,380
End of year	$147,907,266	$154,049,070	$173,823,370	$178,500,016	$841,630,917	$795,167,707

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$241,297	$143,734	$393,248	$527,998	$(2,020,285)	$(1,905,336)	$(6,617,806)	$(5,604,715)
Net realized gains (losses)	1,312,088	1,219,676	28,118,995	33,859,499	13,876,032	11,459,613	33,603,597	(12,263,205)
Change in unrealized gains (losses) on investments	80,935	908,211	1,527,159	(16,276,703)	(2,498,504)	6,420,030	83,291,473	156,294,729
Net increase (decrease) in net assets resulting from operations	1,634,320	2,271,621	30,039,402	18,110,794	9,357,243	15,974,307	110,277,264	138,426,809
Contract Transactions:
Purchase payments received from Contract owners	209,767	193,865	4,249,394	4,866,894	1,125,717	2,104,434	9,377,114	8,006,650
Net transfers (including fixed account)	612,638	279,622	(3,686,407)	970,157	(2,016,833)	3,644,378	(23,691,177)	(26,951,896)
Contract charges	(205,931)	(202,869)	(3,709,286)	(3,720,238)	(1,370,678)	(1,358,507)	(5,148,898)	(4,934,215)
Transfers for Contract benefits and terminations	(3,174,266)	(2,781,232)	(30,013,128)	(22,524,674)	(14,473,909)	(9,299,303)	(47,386,853)	(25,416,329)
Net increase (decrease) in net assets resulting from Contract transactions	(2,557,792)	(2,510,614)	(33,159,427)	(20,407,861)	(16,735,703)	(4,908,998)	(66,849,814)	(49,295,790)
Net increase (decrease) in net assets	(923,472)	(238,993)	(3,120,025)	(2,297,067)	(7,378,460)	11,065,309	43,427,450	89,131,019
Net Assets:
Beginning of year	28,425,641	28,664,634	305,779,901	308,076,968	130,796,641	119,731,332	415,354,712	326,223,693
End of year	$27,502,169	$28,425,641	$302,659,876	$305,779,901	$123,418,181	$130,796,641	$458,782,162	$415,354,712

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(155,617)	$(164,935)	$457,755	$730,083	$44,271,329	$37,832,976
Net realized gains (losses)	626,123	(14,325)	3,106,755	628,085	(14,132,493)	(14,383,577)
Change in unrealized gains (losses) on investments	780,451	2,193,240	(5,083,691)	(4,073,024)	(6,209,019)	32,736,953
Net increase (decrease) in net assets resulting from operations	1,250,957	2,013,980	(1,519,181)	(2,714,856)	23,929,817	56,186,352
Contract Transactions:
Purchase payments received from Contract owners	186,493	198,602	252,877	415,629	14,609,253	12,054,063
Net transfers (including fixed account)	(410,159)	(145,393)	3,161,417	6,586,199	45,093,876	26,252,485
Contract charges	(56,106)	(59,736)	(938,637)	(966,766)	(9,258,655)	(10,092,421)
Transfers for Contract benefits and terminations	(1,846,206)	(1,349,534)	(5,747,473)	(4,291,537)	(106,905,834)	(78,974,099)
Net increase (decrease) in net assets resulting from Contract transactions	(2,125,978)	(1,356,061)	(3,271,816)	1,743,525	(56,461,360)	(50,759,972)
Net increase (decrease) in net assets	(875,021)	657,919	(4,790,997)	(971,331)	(32,531,543)	5,426,380
Net Assets:
Beginning of year	11,686,817	11,028,898	54,003,818	54,975,149	761,439,133	756,012,753
End of year	$10,811,796	$11,686,817	$49,212,821	$54,003,818	$728,907,590	$761,439,133

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	BHFTII Western Asset Management U.S. Government Sub-Account		BlackRock Global Allocation V.I. Sub-Account		DWS CROCI® International VIP Sub-Account		Federated Hermes Kaufman Fund II Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,673,226	$1,266,716	$58,387	$470,659	$170,761	$165,329	$(287)	$(804)
Net realized gains (losses)	(2,566,238)	(2,970,544)	2,839,794	(494,585)	(125,063)	(182,353)	1,443	499
Change in unrealized gains (losses) on investments	1,101,610	7,549,531	(349)	3,927,009	56,753	1,357,941	5,642	8,118
Net increase (decrease) in net assets resulting from operations	1,208,598	5,845,703	2,897,832	3,903,083	102,451	1,340,917	6,798	7,813
Contract Transactions:
Purchase payments received from Contract owners	4,704,148	4,260,434	1,352,099	2,825,912	139,653	150,333	—	—
Net transfers (including fixed account)	23,181,627	15,871,422	516,006	333,581	(160,397)	4,214	—	—
Contract charges	(2,782,323)	(2,977,586)	(598,554)	(547,910)	(321)	(380)	—	—
Transfers for Contract benefits and terminations	(28,878,853)	(22,916,123)	(3,144,057)	(2,152,379)	(644,835)	(660,259)	(329)	(34,021)
Net increase (decrease) in net assets resulting from Contract transactions	(3,775,401)	(5,761,853)	(1,874,506)	459,204	(665,900)	(506,092)	(329)	(34,021)
Net increase (decrease) in net assets	(2,566,803)	83,850	1,023,326	4,362,287	(563,449)	834,825	6,469	(26,208)
Net Assets:
Beginning of year	195,082,441	194,998,591	39,498,743	35,136,456	8,816,780	7,981,955	44,095	70,303
End of year	$192,515,638	$195,082,441	$40,522,069	$39,498,743	$8,253,331	$8,816,780	$50,564	$44,095

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Asset Manager Sub-Account		Fidelity® VIP Contrafund® Sub-Account		Fidelity® VIP Equity-Income Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$480,469	$460,878	$(8,217,556)	$(5,461,800)	$11,970	$17,293
Net realized gains (losses)	752,896	413,798	131,072,519	41,186,983	302,243	135,200
Change in unrealized gains (losses) on investments	2,097,864	4,426,025	53,219,691	115,613,300	189,018	171,092
Net increase (decrease) in net assets resulting from operations	3,331,229	5,300,701	176,074,654	151,338,483	503,231	323,585
Contract Transactions:
Purchase payments received from Contract owners	320,108	346,758	21,844,456	10,197,035	405	420
Net transfers (including fixed account)	(154,845)	(116,889)	(30,482,029)	(21,347,663)	46	715
Contract charges	(3,077)	(3,674)	(4,557,271)	(4,565,952)	—	—
Transfers for Contract benefits and terminations	(6,429,132)	(4,450,236)	(100,096,935)	(54,310,913)	(414,050)	(405,279)
Net increase (decrease) in net assets resulting from Contract transactions	(6,266,946)	(4,224,041)	(113,291,779)	(70,027,493)	(413,599)	(404,144)
Net increase (decrease) in net assets	(2,935,717)	1,076,660	62,782,875	81,310,990	89,632	(80,559)
Net Assets:
Beginning of year	49,860,426	48,783,766	587,965,724	506,654,734	3,746,078	3,826,637
End of year	$46,924,709	$49,860,426	$650,748,599	$587,965,724	$3,835,710	$3,746,078

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	Fidelity® VIP FundsManager 50% Sub-Account		Fidelity® VIP FundsManager 60% Sub-Account		Fidelity® VIP Government Money Market Sub-Account		Fidelity® VIP Growth Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,726,639	$10,736,290	$(1,133,678)	$3,894,261	$516,822	$499,776	$(3,503,597)	$(2,532,136)
Net realized gains (losses)	4,786,229	(41,641,428)	7,306,054	(24,697,254)	—	—	69,784,821	15,302,860
Change in unrealized gains (losses) on investments	124,467,406	271,280,077	100,140,175	196,191,720	3	—	(2,905,852)	48,795,052
Net increase (decrease) in net assets resulting from operations	133,980,274	240,374,939	106,312,551	175,388,727	516,825	499,776	63,375,372	61,565,776
Contract Transactions:
Purchase payments received from Contract owners	4,652,937	9,006,223	5,678,892	7,673,970	298,457	489,887	753,613	984,101
Net transfers (including fixed account)	—	—	—	—	759,125	(392,955)	(678,386)	(1,060,785)
Contract charges	—	—	—	—	(652)	(873)	(8,637)	(10,494)
Transfers for Contract benefits and terminations	(492,811,858)	(433,953,773)	(300,793,695)	(249,103,493)	(1,734,502)	(1,625,937)	(29,183,242)	(17,856,787)
Net increase (decrease) in net assets resulting from Contract transactions	(488,158,921)	(424,947,550)	(295,114,803)	(241,429,523)	(677,572)	(1,529,878)	(29,116,652)	(17,943,965)
Net increase (decrease) in net assets	(354,178,647)	(184,572,611)	(188,802,252)	(66,040,796)	(160,747)	(1,030,102)	34,258,720	43,621,811
Net Assets:
Beginning of year	2,288,001,739	2,472,574,350	1,537,083,264	1,603,124,060	14,292,008	15,322,110	229,702,835	186,081,024
End of year	$1,933,823,092	$2,288,001,739	$1,348,281,012	$1,537,083,264	$14,131,261	$14,292,008	$263,961,555	$229,702,835

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Index 500 Sub-Account		Fidelity® VIP Mid Cap Sub-Account		Fidelity® VIP Overseas Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(72,404)	$71,096	$(3,411,298)	$(3,043,045)	$13,924	$(7,707)
Net realized gains (losses)	6,116,957	4,785,628	51,116,247	10,105,428	256,342	87,014
Change in unrealized gains (losses) on investments	9,349,004	9,208,997	(1,352,958)	31,114,196	(131,479)	530,976
Net increase (decrease) in net assets resulting from operations	15,393,557	14,065,721	46,351,991	38,176,579	138,787	610,283
Contract Transactions:
Purchase payments received from Contract owners	37,175	10,950	8,909,986	5,611,390	41,526	44,668
Net transfers (including fixed account)	689,546	279,359	(10,391,187)	4,263,144	15,949	(83,443)
Contract charges	(10,228)	(11,186)	(3,864,092)	(4,138,808)	(1)	(13)
Transfers for Contract benefits and terminations	(7,948,660)	(5,656,683)	(54,482,562)	(32,090,146)	(280,733)	(359,170)
Net increase (decrease) in net assets resulting from Contract transactions	(7,232,167)	(5,377,560)	(59,827,855)	(26,354,420)	(223,259)	(397,958)
Net increase (decrease) in net assets	8,161,390	8,688,161	(13,475,864)	11,822,159	(84,472)	212,325
Net Assets:
Beginning of year	68,577,099	59,888,938	313,834,381	302,012,222	3,598,692	3,386,367
End of year	$76,738,489	$68,577,099	$300,358,517	$313,834,381	$3,514,220	$3,598,692

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	FTVIPT Franklin Income VIP Sub-Account		FTVIPT Franklin Mutual Shares VIP Sub-Account		FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$7,240,331	$6,878,906	$415,032	$370,077	$(401,999)	$(738,732)	$289,360	$715,509
Net realized gains (losses)	215,898	10,574,451	1,408,114	5,826,012	1,347,172	3,483,677	170,425	(559,665)
Change in unrealized gains (losses) on investments	3,191,207	(4,865,653)	5,808,015	2,870,992	7,946,737	6,899,434	(1,706,693)	8,708,403
Net increase (decrease) in net assets resulting from operations	10,647,436	12,587,704	7,631,161	9,067,081	8,891,910	9,644,379	(1,246,908)	8,864,247
Contract Transactions:
Purchase payments received from Contract owners	9,486,283	9,496,765	1,455,645	981,791	1,941,582	1,659,876	95,539	176,994
Net transfers (including fixed account)	4,509,842	5,423,562	(342,891)	(612,304)	(316,603)	1,954,539	2,108,154	(3,761,824)
Contract charges	(2,192,864)	(2,328,060)	(889,697)	(976,956)	(1,218,429)	(1,335,325)	(766,846)	(837,139)
Transfers for Contract benefits and terminations	(29,064,381)	(18,585,594)	(13,903,629)	(8,928,390)	(14,884,585)	(9,425,839)	(4,480,182)	(3,980,266)
Net increase (decrease) in net assets resulting from Contract transactions	(17,261,120)	(5,993,327)	(13,680,572)	(9,535,859)	(14,478,035)	(7,146,749)	(3,043,335)	(8,402,235)
Net increase (decrease) in net assets	(6,613,684)	6,594,377	(6,049,411)	(468,778)	(5,586,125)	2,497,630	(4,290,243)	462,012
Net Assets:
Beginning of year	187,516,295	180,921,918	81,809,687	82,278,465	91,718,944	89,221,314	51,613,656	51,151,644
End of year	$180,902,611	$187,516,295	$75,760,276	$81,809,687	$86,132,819	$91,718,944	$47,323,413	$51,613,656

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Global Bond VIP Sub-Account		Invesco V.I. American Franchise Sub-Account		Invesco V.I. Core Equity Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,703,697)	$(1,774,534)	$(73)	$(52)	$(226)	$(453)
Net realized gains (losses)	(3,953,825)	(4,256,083)	18	84	3,708	(169)
Change in unrealized gains (losses) on investments	(10,494,187)	7,887,038	1,509	1,203	3,041	14,814
Net increase (decrease) in net assets resulting from operations	(16,151,709)	1,856,421	1,454	1,235	6,523	14,192
Contract Transactions:
Purchase payments received from Contract owners	2,723,844	1,970,445	—	—	—	—
Net transfers (including fixed account)	17,104,560	5,264,792	—	1	—	—
Contract charges	(1,685,772)	(1,956,183)	—	—	—	—
Transfers for Contract benefits and terminations	(20,968,254)	(13,480,691)	—	—	(36,235)	(28,287)
Net increase (decrease) in net assets resulting from Contract transactions	(2,825,622)	(8,201,637)	—	1	(36,235)	(28,287)
Net increase (decrease) in net assets	(18,977,331)	(6,345,216)	1,454	1,236	(29,712)	(14,095)
Net Assets:
Beginning of year	131,852,351	138,197,567	4,407	3,171	58,720	72,815
End of year	$112,875,020	$131,852,351	$5,861	$4,407	$29,008	$58,720

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	Invesco V.I. Equity and Income Sub-Account		Invesco V.I. EQV International Equity Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account		Invesco V.I. Main Street® Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$762,445	$1,683,058	$136,556	$(2,319,948)	$(1,153,821)	$(354,111)	$(101)	$(94)
Net realized gains (losses)	28,302,709	28,850,388	4,162,826	1,637,074	7,138,663	1,386,372	733	(693)
Change in unrealized gains (losses) on investments	22,483,146	11,953,423	(5,343,205)	26,485,736	2,734,808	11,217,192	764	3,283
Net increase (decrease) in net assets resulting from operations	51,548,300	42,486,869	(1,043,823)	25,802,862	8,719,650	12,249,453	1,396	2,496
Contract Transactions:
Purchase payments received from Contract owners	16,349,035	14,020,931	1,018,288	916,561	2,167,595	1,176,187	—	—
Net transfers (including fixed account)	9,555,062	10,576,047	9,511,001	(5,920,368)	(903,044)	2,782,873	—	—
Contract charges	(6,101,804)	(6,599,022)	(2,022,515)	(2,419,999)	(949,121)	(1,019,551)	—	—
Transfers for Contract benefits and terminations	(85,728,061)	(54,385,830)	(27,774,991)	(20,574,357)	(13,570,570)	(9,064,051)	(3)	(9,458)
Net increase (decrease) in net assets resulting from Contract transactions	(65,925,768)	(36,387,874)	(19,268,217)	(27,998,163)	(13,255,140)	(6,124,542)	(3)	(9,458)
Net increase (decrease) in net assets	(14,377,468)	6,098,995	(20,312,040)	(2,195,301)	(4,535,490)	6,124,911	1,393	(6,962)
Net Assets:
Beginning of year	522,662,048	516,563,053	168,769,328	170,964,629	84,218,231	78,093,320	6,357	13,319
End of year	$508,284,580	$522,662,048	$148,457,288	$168,769,328	$79,682,741	$84,218,231	$7,750	$6,357

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Global Sustainable Equity Sub-Account		LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,934)	$(1,071)	$(3,358,953)	$(2,171,443)	$(669,736)	$1,196,829
Net realized gains (losses)	21,554	2,462	79,299,995	31,475,418	31,702,478	34,643,994
Change in unrealized gains (losses) on investments	30,108	41,223	5,825,819	36,114,612	1,577,775	(10,677,864)
Net increase (decrease) in net assets resulting from operations	45,728	42,614	81,766,861	65,418,587	32,610,517	25,162,959
Contract Transactions:
Purchase payments received from Contract owners	206,739	255,284	26,011,839	15,784,187	19,832,362	11,167,757
Net transfers (including fixed account)	(33,724)	82,101	(10,268,763)	(7,216,774)	705,961	1,658,323
Contract charges	(6,494)	(1,534)	(5,162,554)	(5,329,705)	(2,734,413)	(2,805,027)
Transfers for Contract benefits and terminations	(7,860)	(2,102)	(65,140,213)	(40,676,798)	(37,662,974)	(20,463,546)
Net increase (decrease) in net assets resulting from Contract transactions	158,661	333,749	(54,559,691)	(37,439,090)	(19,859,064)	(10,442,493)
Net increase (decrease) in net assets	204,389	376,363	27,207,170	27,979,497	12,751,453	14,720,466
Net Assets:
Beginning of year	420,263	43,900	409,896,241	381,916,744	223,092,222	208,371,756
End of year	$624,652	$420,263	$437,103,411	$409,896,241	$235,843,675	$223,092,222

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	LMPVET ClearBridge Variable Large Cap Growth Sub-Account		LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(41,786)	$(37,752)	$(46,001)	$(37,388)	$(1,702,242)	$(1,637,895)	$253,393	$235,991
Net realized gains (losses)	363,354	136,339	1,288,412	612,907	6,311,699	736,965	1,478,699	60,067
Change in unrealized gains (losses) on investments	204,268	637,418	(735,058)	377,023	(1,037,870)	8,940,204	736,343	2,810,127
Net increase (decrease) in net assets resulting from operations	525,836	736,005	507,353	952,542	3,571,587	8,039,274	2,468,435	3,106,185
Contract Transactions:
Purchase payments received from Contract owners	21	4,307	73,898	1,934	4,874,176	4,118,391	11,776	19,554
Net transfers (including fixed account)	5,078	(99,136)	439,480	300,813	3,671,513	8,693,057	117,652	447,861
Contract charges	(9,541)	(8,408)	(111,137)	(106,291)	(1,553,373)	(1,688,220)	(302,003)	(345,547)
Transfers for Contract benefits and terminations	(410,360)	(313,231)	(908,088)	(701,110)	(17,873,211)	(10,195,745)	(5,190,220)	(2,847,115)
Net increase (decrease) in net assets resulting from Contract transactions	(414,802)	(416,468)	(505,847)	(504,654)	(10,880,895)	927,483	(5,362,795)	(2,725,247)
Net increase (decrease) in net assets	111,034	319,537	1,506	447,888	(7,309,308)	8,966,757	(2,894,360)	380,938
Net Assets:
Beginning of year	2,265,291	1,945,754	7,951,513	7,503,625	121,194,833	112,228,076	25,581,395	25,200,457
End of year	$2,376,325	$2,265,291	$7,953,019	$7,951,513	$113,885,525	$121,194,833	$22,687,035	$25,581,395
The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account		LMPVIT Western Asset Variable Global High Yield Bond Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$206,083	$(126,721)	$(2,599)	$821	$4,723,600	$3,486,999
Net realized gains (losses)	5,129,454	2,057,793	70,902	15,192	(2,148,697)	(2,211,618)
Change in unrealized gains (losses) on investments	2,324,128	6,306,201	8,998	64,740	2,420,684	5,901,299
Net increase (decrease) in net assets resulting from operations	7,659,665	8,237,273	77,301	80,753	4,995,587	7,176,680
Contract Transactions:
Purchase payments received from Contract owners	126,485	268,278	—	285	12,145,156	5,541,716
Net transfers (including fixed account)	(1,629,797)	(723,605)	(1,097)	(3,058)	5,457,733	2,658,738
Contract charges	(537,063)	(610,204)	(134)	(161)	(1,183,793)	(1,186,296)
Transfers for Contract benefits and terminations	(8,575,408)	(5,686,707)	(254,770)	(37,346)	(11,562,416)	(8,038,473)
Net increase (decrease) in net assets resulting from Contract transactions	(10,615,783)	(6,752,238)	(256,001)	(40,280)	4,856,680	(1,024,315)
Net increase (decrease) in net assets	(2,956,118)	1,485,035	(178,700)	40,473	9,852,267	6,152,365
Net Assets:
Beginning of year	50,653,539	49,168,504	569,332	528,859	90,166,520	84,014,155
End of year	$47,697,421	$50,653,539	$390,632	$569,332	$100,018,787	$90,166,520

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024 and 2023

	Macquarie VIP Asset Strategy Sub-Account		MFS® VIT New Discovery Sub-Account		MFS® VIT Research Sub-Account		Neuberger Berman Genesis Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,837	$1,107	$(37)	$(33)	$(295)	$(262)	$(81)	$(69)
Net realized gains (losses)	16,672	(11,390)	(9)	(13)	2,301	1,705	221	266
Change in unrealized gains (losses) on investments	(6,879)	31,406	185	346	3,721	4,270	549	899
Net increase (decrease) in net assets resulting from operations	14,630	21,123	139	300	5,727	5,713	689	1,096
Contract Transactions:
Purchase payments received from Contract owners	—	—	—	—	—	—	—	—
Net transfers (including fixed account)	313,611	(2,978)	—	—	—	—	—	—
Contract charges	(4)	(4)	—	—	—	—	—	—
Transfers for Contract benefits and terminations	(51,319)	(72,743)	(2)	(2)	(3)	(2)	(3)	(5)
Net increase (decrease) in net assets resulting from Contract transactions	262,288	(75,725)	(2)	(2)	(3)	(2)	(3)	(5)
Net increase (decrease) in net assets	276,918	(54,602)	137	298	5,724	5,711	686	1,091
Net Assets:
Beginning of year	161,418	216,020	2,622	2,324	33,268	27,557	8,635	7,544
End of year	$438,336	$161,418	$2,759	$2,622	$38,992	$33,268	$9,321	$8,635

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT CommodityRealReturn® Strategy Sub-Account		PIMCO VIT Dynamic Bond Sub-Account		PIMCO VIT Emerging Markets Bond Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,087	$36,536	$5,592	$4,058	$20,528	$17,409
Net realized gains (losses)	(15,130)	(37,071)	(5,250)	(8,342)	(6,981)	(17,492)
Change in unrealized gains (losses) on investments	17,721	(23,341)	6,464	14,284	10,757	35,341
Net increase (decrease) in net assets resulting from operations	3,678	(23,876)	6,806	10,000	24,304	35,258
Contract Transactions:
Purchase payments received from Contract owners	2,464	750	—	—	1,800	1,500
Net transfers (including fixed account)	7,936	(81,962)	24,628	4,571	27,014	(5,668)
Contract charges	(27)	(43)	(24)	(39)	(44)	(53)
Transfers for Contract benefits and terminations	(40,717)	(14,964)	(40,095)	(44,318)	(43,492)	(57,016)
Net increase (decrease) in net assets resulting from Contract transactions	(30,344)	(96,219)	(15,491)	(39,786)	(14,722)	(61,237)
Net increase (decrease) in net assets	(26,666)	(120,095)	(8,685)	(29,786)	9,582	(25,979)
Net Assets:
Beginning of year	174,786	294,881	180,503	210,289	397,082	423,061
End of year	$148,120	$174,786	$171,818	$180,503	$406,664	$397,082

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)
For the years ended December 31, 2024 and 2023

	Pioneer Mid Cap Value VCT Sub-Account		T. Rowe Price Government Money Sub-Account
	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$133,419	$153,744	$4,550	$4,303
Net realized gains (losses)	1,282,702	3,839,130	—	—
Change in unrealized gains (losses) on investments	2,744,069	772,019	—	—
Net increase (decrease) in net assets resulting from operations	4,160,190	4,764,893	4,550	4,303
Contract Transactions:
Purchase payments received from Contract owners	907,426	1,145,837	—	—
Net transfers (including fixed account)	564,397	718,598	—	(36)
Contract charges	(533,903)	(575,360)	(12)	(32)
Transfers for Contract benefits and terminations	(7,040,840)	(5,432,867)	(2,208)	(2,192)
Net increase (decrease) in net assets resulting from Contract transactions	(6,102,920)	(4,143,792)	(2,220)	(2,260)
Net increase (decrease) in net assets	(1,942,730)	621,101	2,330	2,043
Net Assets:
Beginning of year	47,446,148	46,825,047	112,305	110,262
End of year	$45,503,418	$47,446,148	$114,635	$112,305

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price Growth Stock Sub-Account		T. Rowe Price International Stock Sub-Account
	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(68,863)	$(58,365)	$(753)	$1,015
Net realized gains (losses)	1,227,525	729,126	3,284	7,604
Change in unrealized gains (losses) on investments	746,677	1,654,598	6,808	37,369
Net increase (decrease) in net assets resulting from operations	1,905,339	2,325,359	9,339	45,988
Contract Transactions:
Purchase payments received from Contract owners	176,255	160,156	10,475	19,515
Net transfers (including fixed account)	12,532	110,710	—	467
Contract charges	(133)	(317)	(7)	(24)
Transfers for Contract benefits and terminations	(1,740,597)	(919,417)	(5,320)	—
Net increase (decrease) in net assets resulting from Contract transactions	(1,551,943)	(648,868)	5,148	19,958
Net increase (decrease) in net assets	353,396	1,676,491	14,487	65,946
Net Assets:
Beginning of year	7,354,363	5,677,872	364,834	298,888
End of year	$7,707,759	$7,354,363	$379,321	$364,834

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Separate Account A (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was initially established by the Board of Directors of Security First Life Insurance Company, a predecessor of the Company, on May 29, 1980, to support the issuance of variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund, portfolio, or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Deutsche DWS Variable Series I ("DWS")

Federated Hermes Insurance Series ("Federated Hermes")

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Ivy Variable Insurance Portfolios ("Ivy VIP")

Janus Aspen Series ("Janus")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

MFS® Variable Insurance Trust ("MFS® VIT")

Neuberger Berman Equity Funds ("Neuberger Berman")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Pioneer Variable Contracts Trust ("Pioneer")

T. Rowe Price Government Money Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price International Fund, Inc.

The Alger Portfolios ("Alger")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2.  LIST OF SUB-ACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2024:

Alger Small Cap Growth Sub-Account

American Funds® Global Growth Sub-Account (a)

American Funds® Global Small Capitalization Sub-Account (a)

American Funds® Growth Sub-Account

American Funds® Growth-Income Sub-Account (a)

American Funds® The Bond Fund of America Sub-Account (a)

BHFTI AB Global Dynamic Allocation Sub-Account

BHFTI AB International Bond Sub-Account

BHFTI Allspring Mid Cap Value Sub-Account

BHFTI American Funds® Balanced Allocation Sub-Account

BHFTI American Funds® Growth Allocation Sub-Account

BHFTI American Funds® Growth Sub-Account

BHFTI American Funds® Moderate Allocation Sub-Account

BHFTI BlackRock Global Tactical Strategies Sub-Account

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Continued)

BHFTI BlackRock High Yield Sub-Account (a)

BHFTI Brighthouse Asset Allocation 100 Sub-Account

BHFTI Brighthouse Balanced Plus Sub-Account

BHFTI Brighthouse Small Cap Value Sub-Account (a)

BHFTI Brighthouse/Artisan International Sub-Account

BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account

BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account

BHFTI Brighthouse/Templeton International Bond Sub-Account

BHFTI Brighthouse/Wellington Large Cap Research Sub-Account (a)

BHFTI CBRE Global Real Estate Sub-Account

BHFTI Harris Oakmark International Sub-Account (a)

BHFTI Invesco Balanced-Risk Allocation Sub-Account

BHFTI Invesco Comstock Sub-Account

BHFTI Invesco Global Equity Sub-Account

BHFTI Invesco Small Cap Growth Sub-Account (a)

BHFTI JPMorgan Core Bond Sub-Account

BHFTI JPMorgan Global Active Allocation Sub-Account

BHFTI JPMorgan Small Cap Value Sub-Account (a)

BHFTI Loomis Sayles Global Allocation Sub-Account

BHFTI Loomis Sayles Growth Sub-Account (a)

BHFTI MetLife Multi-Index Targeted Risk Sub-Account

BHFTI MFS® Research International Sub-Account (a)

BHFTI Morgan Stanley Discovery Sub-Account (a)

BHFTI PanAgora Global Diversified Risk Sub-Account

BHFTI PIMCO Inflation Protected Bond Sub-Account

BHFTI PIMCO Total Return Sub-Account (a)

BHFTI Schroders Global Multi-Asset Sub-Account

BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account

BHFTI SSGA Emerging Markets Enhanced Index Sub-Account

BHFTI SSGA Growth and Income ETF Sub-Account

BHFTI SSGA Growth ETF Sub-Account

BHFTI T. Rowe Price Large Cap Value Sub-Account (a)

BHFTI T. Rowe Price Mid Cap Growth Sub-Account

BHFTI TCW Core Fixed Income Sub-Account

BHFTI Victory Sycamore Mid Cap Value Sub-Account

BHFTI Western Asset Management Government Income Sub-Account

BHFTII Baillie Gifford International Stock Sub-Account (a)

BHFTII BlackRock Bond Income Sub-Account (a)

BHFTII BlackRock Capital Appreciation Sub-Account (a)

BHFTII BlackRock Ultra-Short Term Bond Sub-Account (a)

BHFTII Brighthouse Asset Allocation 20 Sub-Account

BHFTII Brighthouse Asset Allocation 40 Sub-Account

BHFTII Brighthouse Asset Allocation 60 Sub-Account

BHFTII Brighthouse Asset Allocation 80 Sub-Account

BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account (a)

BHFTII Brighthouse/Dimensional International Small Company Sub-Account

BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account (a)

BHFTII Frontier Mid Cap Growth Sub-Account

BHFTII Jennison Growth Sub-Account (a)

BHFTII Loomis Sayles Small Cap Core Sub-Account

BHFTII Loomis Sayles Small Cap Growth Sub-Account

BHFTII MetLife Aggregate Bond Index Sub-Account (a)

BHFTII MetLife Mid Cap Stock Index Sub-Account (a)

BHFTII MetLife MSCI EAFE® Index Sub-Account (a)

BHFTII MetLife Russell 2000® Index Sub-Account (a)

BHFTII MetLife Stock Index Sub-Account (a)

BHFTII MFS® Total Return Sub-Account (a)

BHFTII MFS® Value Sub-Account (a)

BHFTII Neuberger Berman Genesis Sub-Account (a)

BHFTII T. Rowe Price Large Cap Growth Sub-Account (a)

BHFTII T. Rowe Price Small Cap Growth Sub-Account (a)

BHFTII VanEck Global Natural Resources Sub-Account

BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account (a)

BHFTII Western Asset Management U.S. Government Sub-Account (a)

BlackRock Global Allocation V.I. Sub-Account

DWS CROCI® International VIP Sub-Account

Federated Hermes Kaufman Fund II Sub-Account

Fidelity® VIP Asset Manager Sub-Account

Fidelity® VIP Contrafund® Sub-Account (a)

Fidelity® VIP Equity-Income Sub-Account

Fidelity® VIP FundsManager 50% Sub-Account

Fidelity® VIP FundsManager 60% Sub-Account

Fidelity® VIP Government Money Market Sub-Account (a)

Fidelity® VIP Growth Sub-Account

Fidelity® VIP Index 500 Sub-Account

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

Fidelity® VIP Mid Cap Sub-Account

Fidelity® VIP Overseas Sub-Account

FTVIPT Franklin Income VIP Sub-Account

FTVIPT Franklin Mutual Shares VIP Sub-Account

FTVIPT Franklin Small Cap Value VIP Sub-Account

FTVIPT Templeton Foreign VIP Sub-Account

FTVIPT Templeton Global Bond VIP Sub-Account

Invesco V.I. American Franchise Sub-Account

Invesco V.I. Core Equity Sub-Account

Invesco V.I. Equity and Income Sub-Account (a)

Invesco V.I. EQV International Equity Sub-Account (a)

Invesco V.I. Main Street Small Cap® Sub-Account (a)

Invesco V.I. Main Street® Sub-Account

Janus Henderson Global Sustainable Equity Sub-Account

LMPVET ClearBridge Variable Appreciation Sub-Account (a)

LMPVET ClearBridge Variable Dividend Strategy Sub-Account (a)

LMPVET ClearBridge Variable Large Cap Growth Sub-Account

LMPVET ClearBridge Variable Large Cap Value Sub-Account

LMPVET ClearBridge Variable Small Cap Growth Sub-Account (a)

LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account

LMPVET Franklin Multi-Asset Variable Growth Sub-Account

LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account

LMPVIT Western Asset Variable Global High Yield Bond Sub-Account (a)

Macquarie VIP Asset Strategy Sub-Account

MFS® VIT New Discovery Sub-Account

MFS® VIT Research Sub-Account

Neuberger Berman Genesis Sub-Account

PIMCO VIT CommodityRealReturn® Strategy Sub-Account

PIMCO VIT Dynamic Bond Sub-Account

PIMCO VIT Emerging Markets Bond Sub-Account

Pioneer Mid Cap Value VCT Sub-Account

T. Rowe Price Government Money Sub-Account

T. Rowe Price Growth Stock Sub-Account

T. Rowe Price International Stock Sub-Account

(a)  This Sub-Account may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

B. The following Sub-Accounts had no net assets as of December 31, 2024:

Federated Hermes High Income Bond Fund II Sub-Account

Invesco V.I. Global Strategic Income Sub-Account

Invesco V.I. Growth and Income Sub-Account

Invesco V.I. U.S. Government Money Sub-Account

Janus Henderson Global Research Sub-Account

MFS® VIT Investors Trust Sub-Account

3.  PORTFOLIO CHANGES

The following Sub-Accounts ceased operations during the year ended December 31, 2024:

Morgan Stanley VIF Global Infrastructure Sub-Account

TAP 1919 Variable Socially Responsive Balanced Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2024:

Liquidations:

Morgan Stanley VIF Global Infrastructure Portfolio

TAP 1919 Variable Socially Responsive Balanced Fund

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  PORTFOLIO CHANGES — (Concluded)

Name Changes:

Former Name

BHFTI Brighthouse/abrdn Emerging Markets Equity Portfolio

Delaware Ivy VIP Asset Strategy Portfolio

New Name

BHFTI SSGA Emerging Markets Enhanced Index Portfolio II

Macquarie VIP Asset Strategy Series

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Sub-Account's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Accounting Standards Codification Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund, portfolio, or series of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Sub-Accounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

Net Transfers

Assets transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Disclosure

The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures ("ASU 2023-07") during the period. The Separate Account's adoption of the new standard impacted financial statement disclosures only and did not affect the Sub-Account's financial position or results of operations.

Each Sub-Account of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker ("CODM") oversees the activities of the Separate Account using information of each Sub-Account. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by the Company to support the liabilities of the applicable insurance contracts. The Sub-Accounts have identified the Controller of the Company as the CODM.

The CODM uses Increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Sub-Accounts within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statements of Assets and Liabilities as net assets. Refer to the Statements of Operations and Changes in Net Assets and related notes for each Sub-Account's operating segment significant expenses. All assets and revenue are generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

Distribution Expense — The risk that surrender charges will be insufficient to cover the actual costs of distribution which includes commissions, fees, registration costs, direct and indirect selling expenses.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Guaranteed Withdrawal Benefit for Life — For an additional charge that includes the Mortality and Expense Risk charge and a Guaranteed Withdrawal Benefit, the Company will guarantee the periodic return on the investment for life of a single annuitant or joint annuitants.

Earnings Preservation Benefit — For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024:

Mortality and Expense Risk	0.70	% - 2.05%
Administrative	0.10	% - 0.25%
Optional Death Benefit Rider	0.15	% - 0.35%
Distribution Expense	0.10%
Guaranteed Minimum Accumulation Benefit	1.50%
Guaranteed Withdrawal Benefit for Life	1.90	% - 2.05%
Earnings Preservation Benefit	0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.70%
Guaranteed Withdrawal Benefit	0.25	% - 1.80%
Guaranteed Minimum Income Benefit	0.50	% - 1.15%
Enhanced Death Benefit	0.60	% - 1.35%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - 1.00%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee ranging from $30 to $50 is assessed on an annual basis for Contracts with a value of less than $50,000 to $75,000. A transfer fee ranging from $0 to $25 may be deducted after twelve transfers are made in a contract year or, for certain Contracts, 2% of the amount transferred from the contract value, if less. For certain Contracts, an administrative charge is also assessed which ranges from $12 to $29.50 for each Sub-Account in which the contract owner invests (waived if purchase payments equal or exceed $2,000 in the year, or if the account value is $10,000 or more at year end). For other Contracts, the administrative charge is $21.50 plus $2.50 for each Sub-Account selected, subject to the same waiver terms. In addition, the Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. For certain Contracts, a transaction charge of the lesser of $10 or 2% of the surrender is imposed on surrenders and a $10 charge is assessed for annuitizations. These charges are paid to the Company and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
Alger Small Cap Growth Sub-Account	2,302,184	57,214,940	353,918	4,472,448
American Funds® Global Growth Sub-Account	6,873,038	192,518,245	15,056,794	49,577,847
American Funds® Global Small Capitalization Sub-Account	4,102,980	79,917,592	5,278,646	10,175,685
American Funds® Growth Sub-Account	4,841,970	355,619,274	17,383,182	154,657,610
American Funds® Growth-Income Sub-Account	5,951,599	280,191,543	35,004,114	73,617,552
American Funds® The Bond Fund of America Sub-Account	14,997,663	156,047,998	24,948,001	12,146,370
BHFTI AB Global Dynamic Allocation Sub-Account	162,731,082	1,678,346,589	22,891,507	261,073,081
BHFTI AB International Bond Sub-Account	1,383,108	12,732,049	1,649,795	672,567
BHFTI Allspring Mid Cap Value Sub-Account	8,986,981	105,711,429	9,418,918	19,413,379
BHFTI American Funds® Balanced Allocation Sub-Account	315,079,682	2,862,619,413	147,077,148	370,620,592
BHFTI American Funds® Growth Allocation Sub-Account	196,666,684	1,684,535,246	97,703,726	239,240,958
BHFTI American Funds® Growth Sub-Account	120,302,735	1,177,325,954	119,698,417	211,625,421
BHFTI American Funds® Moderate Allocation Sub-Account	135,805,296	1,238,070,943	58,850,982	156,696,908
BHFTI BlackRock Global Tactical Strategies Sub-Account	294,341,880	2,848,257,428	45,452,244	405,745,136
BHFTI BlackRock High Yield Sub-Account	83,182,242	621,374,356	108,529,240	38,468,978
BHFTI Brighthouse Asset Allocation 100 Sub-Account	47,451,789	512,520,944	26,717,084	82,294,319
BHFTI Brighthouse Balanced Plus Sub-Account	521,383,069	5,279,192,861	120,892,647	771,467,903
BHFTI Brighthouse Small Cap Value Sub-Account	13,301,145	180,475,458	16,247,948	31,385,940
BHFTI Brighthouse/Artisan International Sub-Account	19,629	192,870	3,296	44,892
BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account	13,087,640	128,961,049	21,904,187	9,825,747
BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account	15,112,121	141,794,031	13,798,942	12,270,620
BHFTI Brighthouse/Templeton International Bond Sub-Account	3,033,996	30,063,482	2,071,016	2,109,351
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	1,065,579	13,112,993	1,881,240	3,661,492
BHFTI CBRE Global Real Estate Sub-Account	15,282,272	167,732,054	7,040,587	28,053,672
BHFTI Harris Oakmark International Sub-Account	31,909,516	406,241,000	17,119,276	36,165,899
BHFTI Invesco Balanced-Risk Allocation Sub-Account	83,258,451	799,439,990	14,271,248	104,050,691
BHFTI Invesco Comstock Sub-Account	45,315,046	550,649,307	64,366,092	98,925,125
BHFTI Invesco Global Equity Sub-Account	1,698,335	34,179,895	5,314,540	7,871,066
BHFTI Invesco Small Cap Growth Sub-Account	43,965,535	443,857,059	2,194,164	56,343,691
BHFTI JPMorgan Core Bond Sub-Account	42,105,098	423,227,915	38,195,149	20,199,401
BHFTI JPMorgan Global Active Allocation Sub-Account	79,736,689	871,232,289	11,503,406	113,307,478
BHFTI JPMorgan Small Cap Value Sub-Account	1,683,979	21,342,068	1,157,634	3,170,395
BHFTI Loomis Sayles Global Allocation Sub-Account	9,503,809	135,526,315	10,159,849	23,571,288
BHFTI Loomis Sayles Growth Sub-Account	36,319,897	475,832,122	53,908,632	162,875,984
BHFTI MetLife Multi-Index Targeted Risk Sub-Account	64,393,599	732,761,419	29,087,446	95,515,274
BHFTI MFS® Research International Sub-Account	17,010,197	191,355,396	10,968,204	24,168,289
BHFTI Morgan Stanley Discovery Sub-Account	47,743,552	361,861,180	2,008,813	75,290,384
BHFTI PanAgora Global Diversified Risk Sub-Account	190,624,050	1,575,527,860	5,666,360	177,345,658
BHFTI PIMCO Inflation Protected Bond Sub-Account	47,609,330	500,107,274	15,628,442	43,964,102
BHFTI PIMCO Total Return Sub-Account	110,801,755	1,266,709,855	64,100,079	81,625,538
BHFTI Schroders Global Multi-Asset Sub-Account	47,094,518	544,389,006	29,086,484	73,902,456
BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account	29,136,263	279,582,013	7,903,936	30,934,375
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	637,655	6,800,631	839,790	1,097,776
BHFTI SSGA Growth and Income ETF Sub-Account	87,566,603	928,918,502	24,743,223	133,851,185
BHFTI SSGA Growth ETF Sub-Account	32,509,162	339,509,140	8,312,180	50,965,353
BHFTI T. Rowe Price Large Cap Value Sub-Account	26,451,780	713,948,823	51,743,947	107,171,886
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	60,685,104	517,242,374	54,863,554	66,562,956
BHFTI TCW Core Fixed Income Sub-Account	34,915	329,161	116,167	68,971
BHFTI Victory Sycamore Mid Cap Value Sub-Account	10,768,286	186,115,020	17,536,940	38,322,516
BHFTI Western Asset Management Government Income Sub-Account	35,567,901	372,007,452	33,865,861	55,787,084
BHFTII Baillie Gifford International Stock Sub-Account	16,945,011	177,206,103	14,506,166	29,988,963

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII BlackRock Bond Income Sub-Account	1,949,937	197,773,228	23,061,642	12,286,150
BHFTII BlackRock Capital Appreciation Sub-Account	3,939,354	141,679,335	18,823,493	17,600,837
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	2,711,892	274,356,454	78,540,777	96,733,744
BHFTII Brighthouse Asset Allocation 20 Sub-Account	10,925,966	113,390,285	11,011,895	22,326,579
BHFTII Brighthouse Asset Allocation 40 Sub-Account	195,236,349	2,205,758,876	51,998,992	319,870,524
BHFTII Brighthouse Asset Allocation 60 Sub-Account	403,677,144	4,709,070,504	154,564,872	625,858,475
BHFTII Brighthouse Asset Allocation 80 Sub-Account	360,561,413	4,508,823,029	143,015,519	610,779,848
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	702,070	143,946,641	15,491,688	22,579,481
BHFTII Brighthouse/Dimensional International Small Company Sub-Account	4,963,541	59,030,958	3,131,762	6,800,164
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	21,211,690	612,442,749	35,265,129	98,284,254
BHFTII Frontier Mid Cap Growth Sub-Account	3,016,370	73,216,748	731,494	15,811,098
BHFTII Jennison Growth Sub-Account	41,239,536	551,038,519	78,327,927	120,651,880
BHFTII Loomis Sayles Small Cap Core Sub-Account	49,980	10,919,790	945,842	1,474,327
BHFTII Loomis Sayles Small Cap Growth Sub-Account	25,867	281,930	13,523	138,118
BHFTII MetLife Aggregate Bond Index Sub-Account	30,346,609	318,175,867	20,112,947	22,376,099
BHFTII MetLife Mid Cap Stock Index Sub-Account	10,279,960	163,535,441	14,664,461	26,975,777
BHFTII MetLife MSCI EAFE® Index Sub-Account	10,367,804	130,929,829	11,799,434	16,577,925
BHFTII MetLife Russell 2000® Index Sub-Account	9,890,516	166,930,213	11,500,320	26,351,221
BHFTII MetLife Stock Index Sub-Account	12,762,777	590,555,015	68,727,236	140,896,847
BHFTII MFS® Total Return Sub-Account	184,398	27,955,253	2,838,998	3,817,347
BHFTII MFS® Value Sub-Account	22,293,011	316,202,663	38,062,798	42,006,553
BHFTII Neuberger Berman Genesis Sub-Account	7,104,253	120,314,257	14,202,835	20,124,215
BHFTII T. Rowe Price Large Cap Growth Sub-Account	19,021,302	387,907,446	31,717,538	78,981,023
BHFTII T. Rowe Price Small Cap Growth Sub-Account	554,875	10,491,520	1,129,195	2,808,182
BHFTII VanEck Global Natural Resources Sub-Account	4,560,970	49,123,036	8,060,498	8,869,574
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	68,848,489	859,935,241	67,410,403	79,600,345
BHFTII Western Asset Management U.S. Government Sub-Account	18,487,209	213,511,097	20,993,498	22,095,553
BlackRock Global Allocation V.I. Sub-Account	3,143,669	45,232,599	7,484,416	6,100,547
DWS CROCI® International VIP Sub-Account	1,115,314	9,573,374	373,183	867,962
Federated Hermes Kaufman Fund II Sub-Account	2,575	41,833	1,690	1,006
Fidelity® VIP Asset Manager Sub-Account	2,852,565	43,842,469	1,817,349	7,290,705
Fidelity® VIP Contrafund® Sub-Account	11,403,275	415,369,157	84,650,143	131,490,540
Fidelity® VIP Equity-Income Sub-Account	144,254	3,326,022	288,532	469,436
Fidelity® VIP FundsManager 50% Sub-Account	160,616,537	1,897,431,690	46,960,717	530,392,991
Fidelity® VIP FundsManager 60% Sub-Account	129,517,870	1,298,855,548	27,950,627	324,199,101
Fidelity® VIP Government Money Market Sub-Account	14,131,263	14,131,263	2,465,242	2,625,425
Fidelity® VIP Growth Sub-Account	2,722,938	192,160,167	56,911,526	33,859,447
Fidelity® VIP Index 500 Sub-Account	134,742	23,642,896	1,702,216	8,957,625
Fidelity® VIP Mid Cap Sub-Account	8,465,572	273,498,104	41,944,581	64,823,277
Fidelity® VIP Overseas Sub-Account	137,975	2,885,370	333,341	376,845
FTVIPT Franklin Income VIP Sub-Account	12,597,675	185,460,571	14,728,593	23,942,595
FTVIPT Franklin Mutual Shares VIP Sub-Account	4,622,350	76,805,345	3,404,298	15,056,413
FTVIPT Franklin Small Cap Value VIP Sub-Account	6,014,863	87,720,778	3,418,936	16,212,006
FTVIPT Templeton Foreign VIP Sub-Account	3,439,204	48,556,537	2,243,182	4,997,132
FTVIPT Templeton Global Bond VIP Sub-Account	9,918,720	165,409,408	6,516,772	11,046,060
Invesco V.I. American Franchise Sub-Account	74	4,199	—	73
Invesco V.I. Core Equity Sub-Account	863	25,308	2,477	36,647
Invesco V.I. Equity and Income Sub-Account	29,329,747	455,041,647	30,929,104	76,193,141
Invesco V.I. EQV International Equity Sub-Account	4,513,740	133,624,319	4,539,831	22,846,852
Invesco V.I. Main Street Small Cap® Sub-Account	2,796,827	58,223,266	4,034,630	15,454,204
Invesco V.I. Main Street® Sub-Account	380	7,852	732	101

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
Janus Henderson Global Sustainable Equity Sub-Account	54,365	552,863	280,990	124,311
LMPVET ClearBridge Variable Appreciation Sub-Account	6,857,752	284,931,564	61,905,179	75,883,354
LMPVET ClearBridge Variable Dividend Strategy Sub-Account	11,058,981	188,955,068	31,649,093	27,710,273
LMPVET ClearBridge Variable Large Cap Growth Sub-Account	50,103	1,357,839	250,737	604,671
LMPVET ClearBridge Variable Large Cap Value Sub-Account	407,849	8,184,331	1,821,229	1,174,960
LMPVET ClearBridge Variable Small Cap Growth Sub-Account	4,248,775	106,354,570	9,413,629	17,991,560
LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	1,492,570	20,257,817	1,523,820	5,911,751
LMPVET Franklin Multi-Asset Variable Growth Sub-Account	3,344,842	44,093,293	4,947,998	11,549,779
LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	27,071	345,416	34,586	266,699
LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	16,192,951	115,389,048	20,774,490	11,194,123
Macquarie VIP Asset Strategy Sub-Account	47,185	457,148	330,910	46,160
MFS® VIT New Discovery Sub-Account	200	3,460	—	37
MFS® VIT Research Sub-Account	1,096	28,057	2,381	519
Neuberger Berman Genesis Sub-Account	144	6,959	198	81
PIMCO VIT CommodityRealReturn® Strategy Sub-Account	27,533	197,379	13,036	42,284
PIMCO VIT Dynamic Bond Sub-Account	19,660	190,569	31,546	41,436
PIMCO VIT Emerging Markets Bond Sub-Account	38,221	463,382	54,252	48,435
Pioneer Mid Cap Value VCT Sub-Account	4,041,160	54,034,087	4,375,655	7,546,774
T. Rowe Price Government Money Sub-Account	114,636	114,636	5,574	3,242
T. Rowe Price Growth Stock Sub-Account	73,084	4,760,902	822,790	1,959,537
T. Rowe Price International Stock Sub-Account	19,413	319,750	15,075	9,068

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2024 and 2023:

	Alger Small Cap Growth Sub-Account		American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,674,164	1,830,673	4,230,223	4,673,979	1,590,285	1,719,805
Units issued and transferred from other funding options	26,402	1,674,777	311,699	252,110	151,115	339,556
Units redeemed and transferred to other funding options	(168,314)	(1,831,286)	(781,494)	(695,866)	(261,368)	(469,076)
Units end of year	1,532,252	1,674,164	3,760,428	4,230,223	1,480,032	1,590,285
	BHFTI AB Global Dynamic Allocation Sub-Account		BHFTI AB International Bond Sub-Account		BHFTI Allspring Mid Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	125,059,717	141,431,746	1,079,236	996,448	2,873,039	3,060,421
Units issued and transferred from other funding options	1,697,438	2,010,323	201,377	219,548	127,451	231,560
Units redeemed and transferred to other funding options	(17,274,860)	(18,382,352)	(119,177)	(136,760)	(520,154)	(418,942)
Units end of year	109,482,295	125,059,717	1,161,436	1,079,236	2,480,336	2,873,039
	BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	69,228,650	76,544,592	208,210,081	234,905,707	15,285,826	15,099,757
Units issued and transferred from other funding options	1,894,360	1,939,801	3,111,812	3,569,848	3,939,650	2,966,133
Units redeemed and transferred to other funding options	(9,106,815)	(9,255,743)	(27,424,907)	(30,265,474)	(2,765,885)	(2,780,064)
Units end of year	62,016,195	69,228,650	183,896,986	208,210,081	16,459,591	15,285,826

(a) During 2023 and 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	American Funds® Growth Sub-Account (a)		American Funds® Growth-Income Sub-Account		American Funds® The Bond Fund of America Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	8,383,483	9,848,449	3,598,867	3,645,812	9,341,708	8,704,196
Units issued and transferred from other funding options	7,357,898	774,796	611,335	520,096	2,831,144	1,840,163
Units redeemed and transferred to other funding options	(9,100,661)	(2,239,762)	(599,067)	(567,041)	(1,607,391)	(1,202,651)
Units end of year	6,640,720	8,383,483	3,611,135	3,598,867	10,565,461	9,341,708
	BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	145,258,449	157,952,632	77,505,107	84,776,060	49,254,344	56,111,105
Units issued and transferred from other funding options	4,479,218	5,517,664	2,320,989	2,783,541	4,740,712	4,608,934
Units redeemed and transferred to other funding options	(19,409,772)	(18,211,847)	(10,662,260)	(10,054,494)	(11,919,895)	(11,465,695)
Units end of year	130,327,895	145,258,449	69,163,836	77,505,107	42,075,161	49,254,344
	BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	18,817,305	20,394,491	315,414,672	354,759,845	4,883,653	5,210,472
Units issued and transferred from other funding options	314,957	664,110	4,626,740	6,124,476	195,973	543,939
Units redeemed and transferred to other funding options	(2,642,557)	(2,241,296)	(46,071,489)	(45,469,649)	(846,999)	(870,758)
Units end of year	16,489,705	18,817,305	273,969,923	315,414,672	4,232,627	4,883,653

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTI Brighthouse/ Artisan International Sub-Account		BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account		BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	18,599	19,276	8,573,140	8,773,119	13,367,906	13,840,693
Units issued and transferred from other funding options	83	195	1,753,130	1,375,932	2,069,944	2,277,485
Units redeemed and transferred to other funding options	(2,969)	(872)	(1,518,206)	(1,575,911)	(2,238,470)	(2,750,272)
Units end of year	15,713	18,599	8,808,064	8,573,140	13,199,380	13,367,906
	BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account		BHFTI Invesco Comstock Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	13,434,887	15,329,601	531,662,227	581,633,631	17,604,511	19,401,081
Units issued and transferred from other funding options	1,455,668	1,179,361	28,317,184	39,391,139	1,188,802	1,637,471
Units redeemed and transferred to other funding options	(2,128,385)	(3,074,075)	(90,579,386)	(89,362,543)	(3,434,448)	(3,434,041)
Units end of year	12,762,170	13,434,887	469,400,025	531,662,227	15,358,865	17,604,511
	BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	568,919,333	622,516,586	686,244	705,717	5,350,338	5,978,977
Units issued and transferred from other funding options	24,570,573	29,402,203	41,959	69,217	254,209	311,054
Units redeemed and transferred to other funding options	(83,638,000)	(82,999,456)	(103,322)	(88,690)	(894,545)	(939,693)
Units end of year	509,851,906	568,919,333	624,881	686,244	4,710,002	5,350,338

(a) During 2023 and 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI CBRE Global Real Estate Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,287,967	2,497,932	474,896	505,133	8,050,100	8,504,376
Units issued and transferred from other funding options	428,176	190,110	21,653	15,353	634,258	855,161
Units redeemed and transferred to other funding options	(392,949)	(400,075)	(93,755)	(45,590)	(1,669,913)	(1,309,437)
Units end of year	2,323,194	2,287,967	402,794	474,896	7,014,445	8,050,100
	BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account		BHFTI JPMorgan Core Bond Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	996,567	1,061,193	7,747,920	7,838,631	33,542,635	31,782,773
Units issued and transferred from other funding options	897,961	165,121	455,254	895,554	6,217,422	6,314,420
Units redeemed and transferred to other funding options	(952,878)	(229,747)	(1,482,086)	(986,265)	(5,125,530)	(4,554,558)
Units end of year	941,650	996,567	6,721,088	7,747,920	34,634,527	33,542,635
	BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	19,427,960	23,859,017	409,215,221	449,627,522	9,911,688	10,944,745
Units issued and transferred from other funding options	821,379	1,049,612	21,353,182	20,551,141	642,144	858,930
Units redeemed and transferred to other funding options	(4,819,985)	(5,480,669)	(63,660,608)	(60,963,442)	(1,461,147)	(1,891,987)
Units end of year	15,429,354	19,427,960	366,907,795	409,215,221	9,092,685	9,911,688

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	6,862,174	7,070,223	1,139,374,796	1,263,100,791	31,663,697	33,106,796
Units issued and transferred from other funding options	477,253	1,318,215	35,553,692	47,276,346	4,154,634	3,969,421
Units redeemed and transferred to other funding options	(2,097,207)	(1,526,264)	(172,999,124)	(171,002,341)	(5,552,956)	(5,412,520)
Units end of year	5,242,220	6,862,174	1,001,929,364	1,139,374,796	30,265,375	31,663,697
	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account		BHFTI SSGA Growth ETF Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	640,420	577,274	45,953,395	50,699,867	15,854,707	17,447,195
Units issued and transferred from other funding options	89,795	137,615	1,020,243	988,111	358,717	556,255
Units redeemed and transferred to other funding options	(124,619)	(74,469)	(6,280,519)	(5,734,583)	(2,174,320)	(2,148,743)
Units end of year	605,596	640,420	40,693,119	45,953,395	14,039,104	15,854,707
	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,366,498	3,714,363	34,182,708	37,320,409	13,772,204	15,375,249
Units issued and transferred from other funding options	217,188	342,853	5,262,133	3,982,898	783,873	1,265,092
Units redeemed and transferred to other funding options	(688,782)	(690,718)	(7,951,059)	(7,120,599)	(2,556,501)	(2,868,137)
Units end of year	2,894,904	3,366,498	31,493,782	34,182,708	11,999,576	13,772,204

(a) During 2023 and 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	64,103,189	66,227,296	381,435,974	428,195,207	25,779,147	27,418,565
Units issued and transferred from other funding options	7,904,217	8,093,149	34,316,693	15,107,057	2,264,521	2,362,676
Units redeemed and transferred to other funding options	(9,775,323)	(10,217,256)	(63,079,604)	(61,866,290)	(4,279,964)	(4,002,094)
Units end of year	62,232,083	64,103,189	352,673,063	381,435,974	23,763,704	25,779,147
	BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account		BHFTI TCW Core Fixed Income Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	6,394,075	6,904,494	13,758,918	14,955,417	26,510	23,841
Units issued and transferred from other funding options	269,954	2,157,608	805,160	832,441	12,739	5,178
Units redeemed and transferred to other funding options	(1,019,941)	(2,668,027)	(2,351,740)	(2,028,940)	(8,692)	(2,509)
Units end of year	5,644,088	6,394,075	12,212,338	13,758,918	30,557	26,510
	BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,741,432	2,595,264	59,452,123	63,645,095	29,738,709	33,590,162
Units issued and transferred from other funding options	517,583	526,797	9,330,809	8,079,261	12,237,859	10,618,215
Units redeemed and transferred to other funding options	(414,848)	(380,629)	(10,938,402)	(12,272,233)	(15,421,852)	(14,469,668)
Units end of year	2,844,167	2,741,432	57,844,530	59,452,123	26,554,716	29,738,709

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account		BHFTII Brighthouse Asset Allocation 60 Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	7,247,395	7,608,251	114,492,747	129,655,296	200,211,011	223,154,664
Units issued and transferred from other funding options	837,598	1,175,622	1,963,727	3,124,445	2,794,269	3,689,418
Units redeemed and transferred to other funding options	(1,637,896)	(1,536,478)	(17,036,092)	(18,286,994)	(26,826,419)	(26,633,071)
Units end of year	6,447,097	7,247,395	99,420,382	114,492,747	176,178,861	200,211,011
	BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account		BHFTII Jennison Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	12,223,561	13,176,780	1,947,391	2,010,218	10,415,371	12,167,953
Units issued and transferred from other funding options	549,543	920,835	106,427	254,882	646,588	886,132
Units redeemed and transferred to other funding options	(2,033,237)	(1,874,054)	(455,955)	(317,709)	(2,254,920)	(2,638,714)
Units end of year	10,739,867	12,223,561	1,597,863	1,947,391	8,807,039	10,415,371
	BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,683,350	3,773,314	8,749,853	9,496,631	4,231,791	4,249,980
Units issued and transferred from other funding options	225,328	994,873	717,687	1,403,962	321,835	827,301
Units redeemed and transferred to other funding options	(645,363)	(1,084,837)	(1,238,799)	(2,150,740)	(798,563)	(845,490)
Units end of year	3,263,315	3,683,350	8,228,741	8,749,853	3,755,063	4,231,791

(a) During 2023 and 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account		BHFTII Brighthouse/Dimensional International Small Company Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	171,409,700	190,799,041	4,257,375	4,633,071	1,947,882	2,120,905
Units issued and transferred from other funding options	2,099,563	2,269,372	188,365	348,811	124,057	134,943
Units redeemed and transferred to other funding options	(22,614,768)	(21,658,713)	(726,499)	(724,507)	(308,659)	(307,966)
Units end of year	150,894,495	171,409,700	3,719,241	4,257,375	1,763,280	1,947,882
	BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	119,821	129,906	10,210	10,228	19,347,216	19,695,655
Units issued and transferred from other funding options	3,441	4,649	303	475	2,663,261	3,142,979
Units redeemed and transferred to other funding options	(15,254)	(14,734)	(3,700)	(493)	(3,165,733)	(3,491,418)
Units end of year	108,008	119,821	6,813	10,210	18,844,744	19,347,216
	BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	16,174,755	17,356,146	315,364	343,791	7,243,838	7,772,677
Units issued and transferred from other funding options	843,904	1,898,140	18,222	75,781	411,196	998,807
Units redeemed and transferred to other funding options	(3,108,156)	(3,079,531)	(43,877)	(104,208)	(1,140,226)	(1,527,646)
Units end of year	13,910,503	16,174,755	289,709	315,364	6,514,808	7,243,838

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,158,686	3,275,446	15,576,859	18,116,598	182,693	207,360
Units issued and transferred from other funding options	179,919	516,039	1,153,857	1,730,143	8,546	102,587
Units redeemed and transferred to other funding options	(556,132)	(632,799)	(3,311,424)	(4,269,882)	(39,460)	(127,254)
Units end of year	2,782,473	3,158,686	13,419,292	15,576,859	151,779	182,693
	BlackRock Global Allocation V.I. Sub-Account		DWS CROCI® International VIP Sub-Account		Federated Hermes Kaufman Fund II Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,382,598	1,365,643	829,606	881,379	2,872	5,204
Units issued and transferred from other funding options	165,959	151,998	22,974	874,064	—	—
Units redeemed and transferred to other funding options	(229,303)	(135,043)	(84,172)	(925,837)	(18)	(2,332)
Units end of year	1,319,254	1,382,598	768,408	829,606	2,854	2,872
	Fidelity® VIP FundsManager 50% Sub-Account		Fidelity® VIP FundsManager 60% Sub-Account		Fidelity® VIP Government Money Market Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	127,456,824	152,528,802	84,503,302	98,646,802	2,051,365	2,276,030
Units issued and transferred from other funding options	257,906	564,806	342,881	471,508	325,075	2,319,765
Units redeemed and transferred to other funding options	(26,434,761)	(25,636,784)	(15,833,434)	(14,615,008)	(420,468)	(2,544,430)
Units end of year	101,279,969	127,456,824	69,012,749	84,503,302	1,955,972	2,051,365

(a) During 2023 and 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account		BHFTII Western Asset Management U.S. Government Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,986,209	3,850,126	22,384,887	23,930,395	11,467,669	11,809,417
Units issued and transferred from other funding options	690,327	895,503	2,569,244	2,109,292	2,251,771	1,920,639
Units redeemed and transferred to other funding options	(890,451)	(759,420)	(4,152,025)	(3,654,800)	(2,464,127)	(2,262,387)
Units end of year	3,786,085	3,986,209	20,802,106	22,384,887	11,255,313	11,467,669
	Fidelity® VIP Asset Manager Sub-Account		Fidelity® VIP Contrafund® Sub-Account		Fidelity® VIP Equity-Income Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,248,577	2,451,368	10,349,794	11,850,716	108,486	120,920
Units issued and transferred from other funding options	41,394	2,252,237	687,724	3,859,799	47	48
Units redeemed and transferred to other funding options	(313,056)	(2,455,028)	(2,584,913)	(5,360,721)	(10,863)	(12,482)
Units end of year	1,976,915	2,248,577	8,452,605	10,349,794	97,670	108,486
	Fidelity® VIP Growth Sub-Account		Fidelity® VIP Index 500 Sub-Account		Fidelity® VIP Mid Cap Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,263,679	3,553,842	1,128,988	1,227,591	2,968,385	3,232,095
Units issued and transferred from other funding options	45,238	3,196,020	19,437	1,205,713	174,219	200,212
Units redeemed and transferred to other funding options	(393,560)	(3,486,183)	(123,104)	(1,304,316)	(681,031)	(463,922)
Units end of year	2,915,357	3,263,679	1,025,321	1,128,988	2,461,573	2,968,385

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	Fidelity® VIP Overseas Sub-Account		FTVIPT Franklin Income VIP Sub-Account		FTVIPT Franklin Mutual Shares VIP Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	192,399	215,022	2,188,570	2,262,510	1,949,313	2,190,523
Units issued and transferred from other funding options	8,831	49,746	243,166	267,396	91,449	102,658
Units redeemed and transferred to other funding options	(19,805)	(72,369)	(433,473)	(341,336)	(392,842)	(343,868)
Units end of year	181,425	192,399	1,998,263	2,188,570	1,647,920	1,949,313
	Invesco V.I. American Franchise Sub-Account		Invesco V.I. Core Equity Sub-Account		Invesco V.I. Equity and Income Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	227	227	5,087	7,674	15,100,268	16,217,277
Units issued and transferred from other funding options	—	—	—	831	1,077,528	1,139,401
Units redeemed and transferred to other funding options	—	—	(3,058)	(3,418)	(2,862,806)	(2,256,410)
Units end of year	227	227	2,029	5,087	13,314,990	15,100,268
	Janus Henderson Global Sustainable Equity Sub-Account		LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	381,165	48,438	7,938,500	7,999,525	5,153,058	5,413,777
Units issued and transferred from other funding options	238,762	376,320	1,214,387	976,606	617,534	503,321
Units redeemed and transferred to other funding options	(102,698)	(43,593)	(1,274,718)	(1,037,631)	(1,039,642)	(764,040)
Units end of year	517,229	381,165	7,878,169	7,938,500	4,730,950	5,153,058

(a) During 2023 and 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account		FTVIPT Templeton Global Bond VIP Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,491,855	3,844,580	1,476,943	1,735,226	8,259,785	8,783,467
Units issued and transferred from other funding options	212,932	291,955	116,968	37,932	1,624,034	783,030
Units redeemed and transferred to other funding options	(779,215)	(644,680)	(203,138)	(296,215)	(1,783,614)	(1,306,712)
Units end of year	2,925,572	3,491,855	1,390,773	1,476,943	8,100,205	8,259,785
	Invesco V.I. EQV International Equity Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account		Invesco V.I. Main Street® Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	4,129,947	4,859,575	1,599,457	1,723,439	387	986
Units issued and transferred from other funding options	370,854	189,952	120,714	139,879	—	—
Units redeemed and transferred to other funding options	(826,605)	(919,580)	(354,003)	(263,861)	—	(599)
Units end of year	3,674,196	4,129,947	1,366,168	1,599,457	387	387
	LMPVET ClearBridge Variable Large Cap Growth Sub-Account		LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	37,734	46,001	185,871	198,141	3,244,770	3,099,314
Units issued and transferred from other funding options	2,125	802	15,597	14,088	489,911	529,220
Units redeemed and transferred to other funding options	(8,340)	(9,069)	(25,844)	(26,358)	(648,451)	(383,764)
Units end of year	31,519	37,734	175,624	185,871	3,086,230	3,244,770

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2024 and 2023:

	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	776,703	865,396	1,445,052	1,651,867	18,484	19,863
Units issued and transferred from other funding options	22,626	29,208	34,307	23,918	76	86
Units redeemed and transferred to other funding options	(172,434)	(117,901)	(304,684)	(230,733)	(7,411)	(1,465)
Units end of year	626,895	776,703	1,174,675	1,445,052	11,149	18,484
	MFS® VIT Research Sub-Account		Neuberger Berman Genesis Sub-Account		PIMCO VIT CommodityRealReturn® Strategy Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,745	1,745	181	181	20,517	31,459
Units issued and transferred from other funding options	—	—	—	—	1,311	2,693
Units redeemed and transferred to other funding options	—	—	—	—	(4,864)	(13,635)
Units end of year	1,745	1,745	181	181	16,964	20,517

	T. Rowe Price Government Money Sub-Account		T. Rowe Price Growth Stock Sub-Account		T. Rowe Price International Stock Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	6,294	6,422	19,937	22,164	15,534	14,684
Units issued and transferred from other funding options	—	1	1,162	11,290	479	3,573
Units redeemed and transferred to other funding options	(120)	(129)	(4,830)	(13,517)	(258)	(2,723)
Units end of year	6,174	6,294	16,269	19,937	15,755	15,534

(a) During 2023 and 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		Macquarie VIP Asset Strategy Sub-Account		MFS® VIT New Discovery Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,899,485	3,857,769	7,202	10,911	103	103
Units issued and transferred from other funding options	1,053,788	570,389	12,948	21	—	—
Units redeemed and transferred to other funding options	(688,935)	(528,673)	(2,251)	(3,730)	—	—
Units end of year	4,264,338	3,899,485	17,899	7,202	103	103
	PIMCO VIT Dynamic Bond Sub-Account		PIMCO VIT Emerging Markets Bond Sub-Account		Pioneer Mid Cap Value VCT Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	17,095	21,017	36,429	42,618	646,789	706,011
Units issued and transferred from other funding options	2,289	683	2,718	607	40,570	59,430
Units redeemed and transferred to other funding options	(3,768)	(4,605)	(3,987)	(6,796)	(117,623)	(118,652)
Units end of year	15,616	17,095	35,160	36,429	569,736	646,789

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio, or series, and total return ratios for the respective stated periods in the five years ended December 31, 2024:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Alger Small Cap Growth	2024	1,532,252	26.39 - 27.36	41,001,884	0.38	1.25 - 1.40	6.62 - 6.78
Sub-Account	2023	1,674,164	24.75 - 25.63	41,998,653	—	1.25 - 1.40	14.88 - 15.05
	2022	1,830,673	21.55 - 22.28	39,959,987	—	1.25 - 1.40	(38.88) - (38.78)
	2021	1,986,691	35.25 - 36.39	70,911,556	—	1.25 - 1.40	(7.37) - (7.23)
	2020	2,225,387	38.06 - 39.22	85,705,650	1.06	1.25 - 1.40	64.82 - 65.07
American Funds® Global	2024	3,760,428	29.10 - 106.44	249,411,090	1.48	0.90 - 2.30	11.08 - 12.66
Growth Sub-Account	2023	4,230,223	26.13 - 94.48	260,977,924	0.85	0.90 - 2.30	19.83 - 21.51
	2022	4,673,979	21.76 - 77.76	245,154,756	0.64	0.90 - 2.30	(26.45) - (25.41)
	2021	4,606,628	29.50 - 104.25	336,745,543	0.32	0.90 - 2.30	13.77 - 15.38
	2020	4,843,419	25.87 - 90.36	329,451,317	0.33	0.90 - 2.30	27.49 - 29.29
American Funds® Global	2024	1,480,032	18.51 - 64.45	69,939,012	1.04	0.89 - 1.90	0.28 - 1.42
Small Capitalization	2023	1,590,285	18.45 - 63.54	76,580,672	0.24	0.89 - 1.90	13.73 - 15.15
Sub-Account	2022	1,719,805	16.23 - 55.19	73,346,122	—	0.89 - 1.90	(30.94) - (30.18)
	2021	1,648,182	23.50 - 79.04	102,683,491	—	0.89 - 1.90	4.53 - 5.79
	2020	1,904,281	22.48 - 74.71	116,208,099	0.17	0.89 - 1.90	27.08 - 28.57
American Funds® Growth	2024	6,640,720	65.98 - 117.49	609,071,737	0.32	0.89 - 2.30	28.61 - 30.45
Sub-Account[4]	2023	8,383,483	51.30 - 900.62	595,000,081	0.35	0.89 - 2.30	35.35 - 37.26
	2022	9,848,449	37.91 - 656.14	512,635,574	0.32	0.89 - 2.30	(31.53) - (30.56)
	2021	10,453,471	55.36 - 944.87	789,048,517	0.21	0.89 - 2.30	19.22 - 20.91
	2020	12,830,288	46.44 - 781.47	807,910,576	0.31	0.89 - 2.30	48.62 - 50.73
American Funds®	2024	3,611,135	36.91 - 570.68	404,858,436	1.03	0.89 - 2.30	21.38 - 23.12
Growth-Income Sub-Account	2023	3,598,867	30.33 - 463.52	379,557,150	1.31	0.89 - 2.30	23.28 - 25.02
	2022	3,645,812	24.54 - 370.75	341,548,904	1.22	0.89 - 2.30	(18.39) - (17.23)
	2021	3,556,812	30.00 - 447.93	453,656,589	1.08	0.89 - 2.30	21.28 - 23.00
	2020	3,380,245	24.67 - 364.18	412,186,878	1.34	0.89 - 2.30	10.96 - 12.54
American Funds® The Bond	2024	10,565,461	9.51 - 20.91	136,391,066	4.16	0.95 - 1.90	(0.84) - 0.19
Fund of America Sub-Account	2023	9,341,708	9.59 - 20.87	127,556,778	3.42	0.95 - 1.90	2.86 - 4.03
	2022	8,704,196	9.32 - 20.06	119,684,651	2.81	0.95 - 1.90	(14.30) - (13.40)
	2021	8,934,601	10.88 - 23.16	147,356,780	1.38	0.95 - 1.90	(2.36) - (1.25)
	2020	7,466,687	11.14 - 23.46	134,552,780	2.08	0.95 - 1.90	7.42 - 8.69
BHFTI AB Global Dynamic	2024	109,482,295	13.45 - 16.40	1,681,011,979	1.28	0.90 - 2.35	4.80 - 6.34
Allocation Sub-Account	2023	125,059,717	12.83 - 15.42	1,814,602,948	2.83	0.90 - 2.35	9.06 - 10.64
	2022	141,431,746	11.77 - 13.94	1,863,698,735	4.30	0.90 - 2.35	(22.27) - (21.14)
	2021	156,544,887	15.14 - 17.68	2,628,047,395	0.22	0.90 - 2.35	6.74 - 8.30
	2020	173,157,502	14.18 - 16.32	2,697,018,446	1.76	0.90 - 2.35	3.62 - 5.13
BHFTI AB International Bond	2024	1,161,436	9.38 - 9.73	11,189,317	3.30	1.15 - 1.80	3.64 - 4.32
Sub-Account	2023	1,079,236	9.05 - 9.33	9,986,300	4.91	1.15 - 1.80	6.97 - 7.67
	2022	996,448	8.46 - 8.66	8,580,490	11.11	1.15 - 1.80	(17.15) - (16.61)
	2021	929,518	10.21 - 10.39	9,615,524	0.02	1.15 - 1.80	(3.87) - (3.24)
	2020	472,183	10.62 - 10.74	5,056,411	2.09	1.15 - 1.80	2.52 - 3.19

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Allspring Mid Cap	2024	2,480,336	35.82 - 48.35	104,248,912	1.06	0.90 - 2.35	9.24 - 10.85
Value Sub-Account	2023	2,873,039	32.79 - 43.62	109,740,599	1.03	0.90 - 2.35	6.49 - 8.04
	2022	3,060,421	30.79 - 40.37	108,917,768	0.38	0.90 - 2.35	(7.17) - (5.82)
	2021	3,397,974	33.17 - 42.87	129,277,195	0.64	0.90 - 2.35	25.96 - 27.79
	2020	4,103,631	26.34 - 33.54	122,882,321	0.92	0.90 - 2.35	0.32 - 1.79
BHFTI American Funds®	2024	130,327,895	19.44 - 24.76	2,920,788,556	1.65	0.90 - 2.35	8.98 - 10.59
Balanced Allocation	2023	145,258,449	17.83 - 22.39	2,960,838,720	2.30	0.90 - 2.35	13.79 - 15.44
Sub-Account	2022	157,952,632	15.67 - 19.40	2,804,331,553	1.42	0.90 - 2.35	(18.69) - (17.51)
	2021	168,535,382	19.28 - 23.51	3,647,143,085	1.17	0.90 - 2.35	9.54 - 11.14
	2020	177,697,560	17.60 - 21.16	3,478,672,495	1.71	0.90 - 2.35	12.88 - 14.53
BHFTI American Funds®	2024	69,163,836	22.60 - 28.80	1,789,666,729	1.19	0.90 - 2.35	11.89 - 13.54
Growth Allocation	2023	77,505,107	20.20 - 25.36	1,777,349,292	2.07	0.90 - 2.35	17.49 - 19.20
Sub-Account	2022	84,776,060	17.19 - 21.28	1,641,212,020	1.07	0.90 - 2.35	(20.41) - (19.25)
	2021	92,906,375	21.60 - 26.35	2,240,474,729	0.81	0.90 - 2.35	13.21 - 14.87
	2020	98,751,000	19.08 - 22.94	2,084,636,005	1.55	0.90 - 2.35	14.20 - 15.88
BHFTI American Funds®	2024	42,075,161	5.39 - 57.65	1,462,881,176	0.03	0.95 - 2.35	28.15 - 29.98
Growth Sub-Account	2023	49,254,344	4.17 - 44.35	1,285,322,838	1.56	0.95 - 2.35	34.80 - 36.69
	2022	56,111,105	3.06 - 32.45	1,046,943,926	0.56	0.95 - 2.35	(31.78) - (30.82)
	2021	55,283,458	4.44 - 46.90	1,417,958,911	—	0.95 - 2.35	18.80 - 20.47
	2020	62,779,160	3.70 - 38.93	1,233,374,489	0.83	0.95 - 2.35	48.11 - 50.20
BHFTI American Funds®	2024	62,016,195	16.68 - 21.25	1,195,086,516	2.12	0.90 - 2.35	6.56 - 8.13
Moderate Allocation	2023	69,228,650	15.65 - 19.65	1,240,887,398	2.60	0.90 - 2.35	10.30 - 11.90
Sub-Account	2022	76,544,592	14.19 - 17.56	1,233,030,772	1.74	0.90 - 2.35	(16.61) - (15.39)
	2021	82,816,196	17.02 - 20.75	1,584,853,380	1.53	0.90 - 2.35	7.09 - 8.66
	2020	89,126,090	15.89 - 19.10	1,577,916,391	1.88	0.90 - 2.35	10.36 - 11.98
BHFTI BlackRock Global	2024	183,896,986	13.16 - 16.05	2,760,926,733	1.51	0.90 - 2.35	3.33 - 4.85
Tactical Strategies	2023	208,210,081	12.74 - 15.31	2,996,050,262	3.22	0.90 - 2.35	10.69 - 12.30
Sub-Account	2022	234,905,707	11.51 - 13.63	3,024,640,541	2.32	0.90 - 2.35	(20.77) - (19.61)
	2021	260,416,374	14.52 - 16.96	4,191,273,906	1.36	0.90 - 2.35	7.24 - 8.81
	2020	288,651,485	13.54 - 15.58	4,290,514,129	1.57	0.90 - 2.35	1.88 - 3.37
BHFTI BlackRock High Yield	2024	16,459,591	14.75 - 43.19	611,699,692	5.94	0.90 - 2.20	5.65 - 7.21
Sub-Account	2023	15,285,826	20.30 - 40.29	530,944,306	5.34	0.90 - 2.35	10.45 - 12.06
	2022	15,099,757	18.19 - 35.95	468,626,161	5.05	0.90 - 2.35	(12.41) - (11.13)
	2021	15,598,723	20.56 - 40.46	544,808,402	3.95	0.90 - 2.35	2.73 - 4.23
	2020	12,066,788	19.82 - 38.81	400,160,681	5.30	0.90 - 2.35	5.00 - 6.54
BHFTI Brighthouse Asset	2024	16,489,705	27.26 - 36.15	524,816,699	0.89	0.95 - 2.35	10.73 - 12.30
Allocation 100 Sub-Account	2023	18,817,305	24.62 - 32.50	536,842,250	2.73	0.90 - 2.35	18.01 - 19.73
	2022	20,394,491	20.86 - 27.15	489,020,305	1.34	0.90 - 2.35	(22.00) - (20.87)
	2021	21,637,660	26.74 - 34.30	659,337,580	1.12	0.90 - 2.35	15.38 - 17.07
	2020	23,698,563	23.18 - 29.30	620,704,942	1.17	0.90 - 2.35	16.14 - 17.84
BHFTI Brighthouse Balanced	2024	273,969,923	14.71 - 17.93	4,593,384,748	2.43	0.90 - 2.35	1.33 - 2.82
Plus Sub-Account	2023	315,414,672	14.51 - 17.44	5,168,963,545	3.18	0.90 - 2.35	6.71 - 8.26
	2022	354,759,845	13.60 - 16.11	5,395,970,485	2.45	0.90 - 2.35	(23.62) - (22.51)
	2021	390,898,441	17.81 - 20.79	7,709,986,674	2.31	0.90 - 2.35	5.05 - 6.58
	2020	427,390,725	16.95 - 19.51	7,948,644,035	2.35	0.90 - 2.35	9.90 - 11.51

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse Small Cap	2024	4,232,627	36.47 - 53.12	182,690,210	1.27	0.89 - 2.35	5.57 - 7.43
Value Sub-Account	2023	4,883,653	34.54 - 49.45	198,083,084	1.02	0.89 - 2.35	11.31 - 13.20
	2022	5,210,472	31.03 - 43.68	188,308,678	0.63	0.89 - 2.35	(15.11) - (13.67)
	2021	5,740,253	36.56 - 50.60	242,001,994	0.82	0.89 - 2.35	28.71 - 30.96
	2020	6,898,802	28.40 - 38.64	224,022,103	1.36	0.89 - 2.35	(2.89) - (1.21)
BHFTI Brighthouse/Artisan	2024	15,713	13.38 - 14.42	220,802	0.93	0.90 - 1.60	8.76 - 9.53
International Sub-Account	2023	18,599	12.31 - 13.17	239,084	1.53	0.90 - 1.60	12.41 - 13.20
	2022	19,276	10.95 - 11.63	219,448	0.62	0.90 - 1.60	(20.55) - (19.99)
	2021	20,135	13.78 - 14.54	287,234	0.33	0.90 - 1.60	6.69 - 7.44
	2020	24,462	12.91 - 13.53	325,773	0.99	0.90 - 1.60	5.95 - 6.70
BHFTI Brighthouse/Eaton	2024	8,808,064	12.70 - 15.38	126,688,264	8.52	0.95 - 2.25	5.28 - 6.67
Vance Floating Rate	2023	8,573,140	12.07 - 14.41	115,960,483	5.46	0.95 - 2.25	8.33 - 9.74
Sub-Account	2022	8,773,119	11.14 - 13.22	108,503,724	3.54	0.90 - 2.25	(3.79) - (2.48)
	2021	8,541,549	11.64 - 13.55	108,650,432	3.08	0.90 - 2.20	1.25 - 2.57
	2020	7,157,323	11.32 - 13.21	88,934,157	4.70	0.90 - 2.35	(0.31) - 1.15
BHFTI Brighthouse/Franklin	2024	13,199,380	9.10 - 10.95	132,835,454	3.93	0.90 - 2.25	2.34 - 3.75
Low Duration Total Return	2023	13,367,906	8.89 - 10.56	130,418,988	3.43	0.90 - 2.25	3.25 - 4.65
Sub-Account	2022	13,840,693	8.61 - 10.09	129,774,205	2.73	0.90 - 2.25	(6.85) - (5.59)
	2021	15,761,271	9.25 - 10.68	157,485,322	1.86	0.90 - 2.25	(1.95) - (0.62)
	2020	13,868,356	9.43 - 10.75	140,089,668	3.40	0.90 - 2.25	(0.15) - 1.21
BHFTI Brighthouse/Templeton	2024	2,323,194	8.27 - 9.68	20,600,793	—	0.95 - 1.95	(13.20) - (12.32)
International Bond	2023	2,287,967	9.53 - 11.04	23,258,902	—	0.95 - 1.95	1.51 - 2.53
Sub-Account	2022	2,497,932	9.07 - 10.77	24,923,817	—	0.95 - 2.20	(6.70) - (5.53)
	2021	2,926,330	9.91 - 11.40	31,083,171	—	0.95 - 2.05	(6.94) - (5.91)
	2020	2,783,455	10.65 - 12.11	31,598,432	6.34	0.95 - 2.05	(7.82) - (6.80)
BHFTI	2024	402,794	34.45 - 48.13	16,271,366	0.47	0.90 - 2.30	18.73 - 20.22
Brighthouse/Wellington Large	2023	474,896	29.01 - 40.04	16,053,485	0.67	0.90 - 2.30	22.66 - 24.30
Cap Research Sub-Account	2022	505,133	23.65 - 32.21	13,852,238	0.54	0.90 - 2.30	(20.95) - (19.93)
	2021	562,473	29.92 - 40.23	19,376,482	0.75	0.90 - 2.30	21.37 - 22.92
	2020	636,487	24.65 - 32.73	17,975,178	0.97	0.90 - 2.30	19.32 - 20.94
BHFTI CBRE Global Real	2024	7,014,445	13.34 - 89.44	155,267,801	3.44	0.90 - 2.35	(1.95) - (0.51)
Estate Sub-Account	2023	8,050,100	13.42 - 89.95	180,795,425	2.48	0.90 - 2.35	10.12 - 11.72
	2022	8,504,376	12.02 - 80.55	172,172,944	4.09	0.90 - 2.35	(26.73) - (25.66)
	2021	9,077,666	23.12 - 108.41	248,981,131	2.88	0.90 - 2.35	31.30 - 33.22
	2020	10,651,154	17.61 - 81.42	221,573,688	4.47	0.90 - 2.35	(7.23) - (5.87)
BHFTI Harris Oakmark	2024	12,762,170	13.05 - 34.64	379,265,844	2.15	0.90 - 2.35	(7.19) - (5.82)
International Sub-Account	2023	13,434,887	26.13 - 36.78	426,685,825	1.93	0.90 - 2.35	16.20 - 17.89
	2022	15,329,601	22.41 - 31.20	415,612,863	2.21	0.90 - 2.35	(17.95) - (16.75)
	2021	16,029,243	27.23 - 37.48	524,880,431	0.65	0.90 - 2.35	5.92 - 7.47
	2020	18,354,804	25.65 - 34.87	562,041,229	3.40	0.90 - 2.35	2.67 - 4.17
BHFTI Invesco Balanced-Risk	2024	469,400,025	1.28 - 15.07	690,212,478	1.49	0.90 - 2.20	1.72 - 3.06
Allocation Sub-Account	2023	531,662,227	1.26 - 14.63	760,751,626	3.32	0.90 - 2.20	4.13 - 5.49
	2022	581,633,631	1.21 - 13.88	790,563,728	6.20	0.90 - 2.20	(14.31) - (13.19)
	2021	584,824,653	1.39 - 16.00	920,733,404	3.01	0.90 - 2.35	7.14 - 8.71
	2020	625,642,146	1.30 - 14.72	910,058,045	5.43	0.90 - 2.35	7.57 - 9.15

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Comstock	2024	15,358,865	24.35 - 54.15	588,189,192	1.58	0.90 - 2.35	12.04 - 13.69
Sub-Account	2023	17,604,511	21.43 - 47.65	601,066,251	1.96	0.90 - 2.35	9.61 - 11.21
	2022	19,401,081	24.21 - 42.87	601,618,807	1.85	0.90 - 2.35	(1.69) - (0.26)
	2021	22,714,076	24.63 - 43.01	715,803,570	1.89	0.90 - 2.35	30.09 - 31.99
	2020	27,561,964	18.93 - 32.60	666,831,047	2.24	0.90 - 2.35	(2.82) - (1.40)
BHFTI Invesco Global Equity	2024	941,650	5.04 - 64.98	42,645,083	0.05	0.90 - 2.05	13.78 - 15.10
Sub-Account	2023	996,567	4.42 - 56.45	42,397,654	0.12	0.90 - 2.30	31.53 - 33.38
	2022	1,061,193	3.34 - 42.33	37,571,771	—	0.90 - 2.30	(33.39) - (8.52)
	2021	1,000,532	44.25 - 62.66	54,700,490	—	0.90 - 2.30	12.84 - 14.43
	2020	1,200,753	39.22 - 54.76	57,740,302	0.67	0.90 - 2.30	24.68 - 26.44
BHFTI Invesco Small Cap	2024	6,721,088	19.58 - 60.37	336,021,417	—	0.89 - 2.35	13.61 - 15.54
Growth Sub-Account	2023	7,747,920	36.41 - 52.25	337,757,533	—	0.89 - 2.35	9.31 - 11.34
	2022	7,838,631	33.31 - 46.93	309,616,768	—	0.89 - 2.35	(36.65) - (35.62)
	2021	7,179,855	52.58 - 72.89	442,969,074	—	0.89 - 2.35	4.45 - 6.17
	2020	7,609,606	50.35 - 68.65	444,383,544	0.01	0.89 - 2.35	53.12 - 55.85
BHFTI JPMorgan Core Bond	2024	34,634,527	9.67 - 11.23	376,419,510	3.21	0.90 - 2.20	(0.19) - 1.13
Sub-Account	2023	33,542,635	9.64 - 11.15	362,568,887	2.81	0.90 - 2.20	3.42 - 4.77
	2022	31,782,773	9.26 - 10.69	329,604,722	2.44	0.90 - 2.20	(14.77) - (13.65)
	2021	33,962,464	10.76 - 12.43	410,107,296	2.31	0.90 - 2.35	(3.75) - (2.34)
	2020	31,212,086	11.14 - 12.78	387,827,774	3.21	0.90 - 2.35	5.38 - 6.92
BHFTI JPMorgan Global	2024	509,851,906	1.45 - 16.98	848,398,271	0.93	0.90 - 2.35	2.82 - 4.33
Active Allocation	2023	568,919,333	1.41 - 16.31	911,024,656	1.73	0.90 - 2.35	7.95 - 9.52
Sub-Account	2022	622,516,586	1.31 - 14.92	913,989,762	2.48	0.90 - 2.35	(19.46) - (18.28)
	2021	679,237,166	1.62 - 18.29	1,225,445,904	0.48	0.90 - 2.35	7.09 - 8.66
	2020	725,594,253	1.51 - 17.09	1,209,902,167	2.29	0.90 - 2.35	9.61 - 11.22
BHFTI JPMorgan Small Cap	2024	624,881	29.22 - 36.72	20,353,728	1.71	0.90 - 2.30	6.69 - 8.02
Value Sub-Account	2023	686,244	27.38 - 33.99	20,824,326	1.34	0.90 - 2.30	10.65 - 11.93
	2022	705,717	24.75 - 30.37	19,258,402	1.14	0.90 - 2.30	(15.18) - (14.27)
	2021	836,225	29.18 - 35.42	26,707,343	1.15	0.90 - 2.30	29.99 - 31.55
	2020	995,696	22.45 - 26.93	24,333,449	1.36	0.90 - 2.30	3.92 - 5.16
BHFTI Loomis Sayles Global	2024	4,710,002	19.51 - 35.37	150,445,195	0.85	0.95 - 2.35	9.67 - 11.23
Allocation Sub-Account	2023	5,350,338	24.82 - 31.80	154,450,893	—	0.95 - 2.35	19.38 - 21.05
	2022	5,978,977	20.79 - 26.27	143,216,873	—	0.95 - 2.35	(25.08) - (24.02)
	2021	6,233,627	27.75 - 34.57	197,373,609	0.82	0.95 - 2.35	11.61 - 13.18
	2020	6,475,666	24.87 - 30.55	181,751,511	0.68	0.95 - 2.35	12.12 - 13.70
BHFTI Loomis Sayles Growth	2024	15,429,354	32.58 - 577.98	667,753,732	—	0.90 - 2.35	30.99 - 33.19
Sub-Account	2023	19,427,960	24.86 - 436.57	635,558,522	—	0.90 - 2.35	48.22 - 50.63
	2022	23,859,017	16.76 - 291.56	522,499,308	—	0.90 - 2.35	(29.67) - (28.54)
	2021	25,062,911	23.82 - 410.49	772,890,045	0.09	0.90 - 2.35	15.52 - 17.54
	2020	16,904,818	20.61 - 351.34	419,467,488	0.62	0.90 - 2.35	29.15 - 31.87
BHFTI MetLife Multi-Index	2024	366,907,795	1.48 - 16.96	693,518,967	2.33	0.90 - 2.20	5.12 - 6.51
Targeted Risk Sub-Account	2023	409,215,221	1.41 - 15.93	724,437,101	2.31	0.90 - 2.20	11.35 - 12.81
	2022	449,627,522	1.26 - 14.13	707,575,884	1.80	0.90 - 2.20	(22.81) - (21.80)
	2021	484,968,947	1.63 - 18.08	980,948,128	1.76	0.90 - 2.20	7.33 - 8.73
	2020	527,514,679	1.52 - 16.64	986,060,233	2.19	0.90 - 2.20	4.23 - 5.60

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI MFS® Research	2024	9,092,685	15.32 - 28.47	200,959,018	1.65	0.90 - 2.35	0.54 - 2.25
International Sub-Account	2023	9,911,688	15.02 - 27.84	216,152,992	1.49	0.89 - 2.35	10.21 - 12.05
	2022	10,944,745	16.69 - 24.85	214,797,307	1.82	0.89 - 2.35	(19.48) - (18.04)
	2021	11,319,006	20.71 - 30.31	273,459,974	0.95	0.89 - 2.35	9.12 - 10.99
	2020	11,761,880	18.97 - 27.31	258,356,970	2.24	0.89 - 2.35	10.38 - 12.27
BHFTI Morgan Stanley	2024	5,242,220	7.72 - 73.00	262,388,283	—	0.89 - 2.30	35.75 - 38.09
Discovery Sub-Account	2023	6,862,174	5.62 - 52.87	251,405,330	—	0.89 - 2.30	37.67 - 65.00
	2022	7,070,223	4.03 - 37.76	186,519,623	—	0.89 - 2.30	(63.38) - (62.80)
	2021	4,613,702	10.90 - 101.52	328,336,298	—	0.89 - 2.30	(12.81) - (11.33)
	2020	5,321,944	12.36 - 114.50	431,483,601	—	0.89 - 2.30	147.36 - 151.52
BHFTI PanAgora Global	2024	1,001,929,364	1.05 - 12.04	1,164,712,863	0.37	0.90 - 2.35	1.67 - 3.17
Diversified Risk Sub-Account	2023	1,139,374,796	1.03 - 11.70	1,289,994,482	7.74	0.90 - 2.35	2.29 - 3.78
	2022	1,263,100,791	1.01 - 11.29	1,384,477,864	16.67	0.90 - 2.35	(27.39) - (26.33)
	2021	98,983,254	1.42 - 15.36	151,367,026	—	0.90 - 2.05	4.24 - 5.44
	2020	105,842,821	1.36 - 14.60	154,018,455	3.25	0.90 - 2.05	9.57 - 10.84
BHFTI PIMCO Inflation	2024	30,265,375	12.72 - 17.42	458,001,687	—	0.90 - 2.35	(0.27) - 1.20
Protected Bond Sub-Account	2023	31,663,697	12.75 - 17.21	476,026,870	2.10	0.90 - 2.35	1.19 - 2.66
	2022	33,106,796	12.60 - 16.76	487,831,433	6.31	0.90 - 2.35	(13.92) - (12.67)
	2021	36,898,564	14.64 - 19.20	625,729,334	0.73	0.90 - 2.35	2.97 - 4.48
	2020	34,779,389	14.22 - 18.37	566,992,468	2.66	0.90 - 2.35	8.95 - 10.54
BHFTI PIMCO Total Return	2024	62,232,083	12.74 - 21.44	1,071,821,473	2.89	0.89 - 2.35	0.03 - 1.81
Sub-Account	2023	64,103,189	12.57 - 21.06	1,093,795,788	2.90	0.89 - 2.35	3.60 - 5.28
	2022	66,227,296	12.00 - 20.00	1,081,142,671	2.94	0.89 - 2.35	(16.54) - (15.10)
	2021	74,724,463	14.21 - 23.56	1,448,825,191	1.81	0.89 - 2.35	(3.68) - (2.01)
	2020	71,316,385	14.58 - 24.04	1,420,749,056	3.60	0.89 - 2.35	5.99 - 7.85
BHFTI Schroders Global	2024	352,673,063	1.43 - 16.83	578,320,589	1.73	0.90 - 2.35	7.14 - 8.71
Multi-Asset Sub-Account	2023	381,435,974	1.34 - 15.51	578,660,038	1.90	0.90 - 2.35	12.36 - 13.99
	2022	428,195,207	1.19 - 13.63	572,762,928	1.40	0.90 - 2.35	(22.02) - (20.89)
	2021	478,268,611	1.53 - 17.27	812,041,753	0.32	0.90 - 2.35	8.83 - 10.42
	2020	548,727,426	1.40 - 15.87	846,491,549	1.77	0.90 - 2.35	(0.27) - 1.19
BHFTI SSGA Emerging	2024	23,763,704	9.41 - 12.34	260,478,111	1.47	0.90 - 2.35	1.39 - 2.88
Markets Enhanced Index II	2023	25,779,147	9.28 - 11.99	276,524,480	1.02	0.90 - 2.35	4.00 - 5.52
Sub-Account	2022	27,418,565	8.92 - 11.37	280,511,851	0.73	0.90 - 2.35	(27.53) - (26.47)
	2021	25,963,839	12.31 - 15.46	363,515,429	0.17	0.90 - 2.35	(7.27) - (5.92)
	2020	27,619,378	13.28 - 16.43	413,604,198	2.00	0.90 - 2.35	24.33 - 26.16
BHFTI SSGA Emerging	2024	605,596	10.72 - 11.12	6,669,843	3.10	1.15 - 1.80	9.13 - 9.85
Markets Enhanced Index	2023	640,420	9.82 - 10.13	6,433,287	3.09	1.15 - 1.80	10.50 - 11.22
Sub-Account	2022	577,274	8.89 - 9.11	5,224,898	2.37	1.15 - 1.80	(21.74) - (21.23)
	2021	542,322	11.36 - 11.56	6,242,369	1.61	1.15 - 1.80	(1.48) - (0.84)
	2020	187,675	11.54 - 11.66	2,181,864	2.32	1.15 - 1.75	12.65 - 13.33
BHFTI SSGA Growth and	2024	40,693,119	19.48 - 25.76	936,086,892	2.35	0.90 - 2.35	8.21 - 9.80
Income ETF Sub-Account	2023	45,953,395	18.00 - 23.46	968,710,329	2.31	0.90 - 2.35	11.33 - 12.95
	2022	50,699,867	16.17 - 20.77	951,424,511	3.02	0.90 - 2.35	(17.34) - (16.13)
	2021	55,003,158	19.56 - 24.76	1,237,577,156	1.77	0.90 - 2.35	10.75 - 12.36
	2020	60,080,602	17.66 - 22.04	1,209,902,902	2.66	0.90 - 2.35	7.27 - 8.84

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI SSGA Growth ETF	2024	14,039,104	21.54 - 28.49	354,024,685	2.03	0.90 - 2.35	10.08 - 11.70
Sub-Account	2023	15,854,707	19.57 - 25.50	360,385,825	1.87	0.90 - 2.35	13.07 - 14.72
	2022	17,447,195	17.31 - 22.04	347,847,947	2.76	0.95 - 2.35	(17.82) - (16.67)
	2021	19,030,364	21.06 - 26.66	457,525,910	1.45	0.90 - 2.35	14.87 - 16.55
	2020	20,996,087	18.33 - 22.88	435,829,981	2.41	0.90 - 2.35	8.17 - 9.75
BHFTI T. Rowe Price Large	2024	5,644,088	73.25 - 305.71	715,414,943	2.08	0.89 - 2.35	8.51 - 10.38
Cap Value Sub-Account	2023	6,394,075	67.43 - 276.97	740,037,603	1.92	0.89 - 2.35	7.10 - 8.94
	2022	6,904,494	62.84 - 254.25	738,505,527	1.65	0.89 - 2.35	(7.35) - (5.73)
	2021	7,509,646	67.74 - 269.71	852,422,100	1.91	0.89 - 2.35	23.05 - 25.18
	2020	8,082,665	54.96 - 215.46	730,729,576	2.45	0.89 - 2.35	0.47 - 2.23
BHFTI T. Rowe Price Mid Cap	2024	12,212,338	31.35 - 41.26	463,634,171	—	1.15 - 2.35	6.75 - 8.05
Growth Sub-Account	2023	13,758,918	29.35 - 38.19	484,582,277	—	1.15 - 2.35	17.07 - 18.48
	2022	14,955,417	25.06 - 32.23	445,631,115	—	1.15 - 2.35	(24.33) - (23.42)
	2021	15,720,195	33.10 - 42.09	612,582,811	—	1.15 - 2.35	12.31 - 13.66
	2020	16,725,446	29.46 - 37.03	573,354,065	0.03	1.15 - 2.35	21.03 - 22.50
BHFTI TCW Core Fixed Income	2024	30,557	9.52 - 10.19	300,602	4.30	0.90 - 1.60	(0.91) - (0.20)
Sub-Account	2023	26,510	9.61 - 10.21	262,199	2.68	0.90 - 1.60	3.93 - 4.66
	2022	23,841	9.24 - 9.76	226,211	1.38	0.90 - 1.60	(15.73) - (15.14)
	2021	24,262	10.97 - 11.50	271,566	1.33	0.90 - 1.60	(2.91) - (2.23)
	2020	30,287	11.30 - 11.76	348,529	2.52	0.90 - 1.60	7.40 - 8.16
BHFTI Victory Sycamore Mid	2024	2,894,904	3.61 - 84.71	204,920,413	1.22	0.90 - 2.35	7.21 - 8.79
Cap Value Sub-Account	2023	3,366,498	3.32 - 77.86	221,322,381	1.45	0.90 - 2.35	7.39 - 8.96
	2022	3,714,363	3.05 - 71.46	225,427,592	1.64	0.90 - 2.35	(4.96) - (3.57)
	2021	4,100,963	3.16 - 74.11	259,355,613	1.11	0.90 - 2.35	28.74 - 30.62
	2020	4,809,085	2.42 - 56.74	234,991,906	1.43	0.90 - 2.35	5.13 - 6.67
BHFTI Western Asset	2024	31,493,782	8.99 - 10.74	316,554,241	2.99	0.90 - 2.20	(1.98) - (0.68)
Management Government	2023	34,182,708	9.17 - 10.82	347,842,017	2.66	0.90 - 2.20	2.12 - 3.45
Income Sub-Account	2022	37,320,409	8.98 - 10.46	369,007,537	2.26	0.90 - 2.20	(16.53) - (15.44)
	2021	41,506,542	10.59 - 12.37	487,800,712	2.12	0.90 - 2.35	(4.25) - (2.85)
	2020	46,000,498	11.06 - 12.73	558,892,995	2.38	0.90 - 2.35	5.17 - 6.71
BHFTII Baillie Gifford	2024	11,999,576	6.42 - 21.86	168,603,336	0.60	1.10 - 2.20	2.07 - 3.21
International Stock	2023	13,772,204	6.22 - 21.18	188,444,687	1.05	1.10 - 2.25	15.74 - 17.07
Sub-Account	2022	15,375,249	5.32 - 18.09	180,191,475	0.85	1.10 - 2.25	(30.40) - (29.59)
	2021	14,365,106	7.56 - 25.69	240,011,799	0.73	1.10 - 2.25	(3.20) - (2.08)
	2020	14,780,553	7.72 - 26.24	252,669,174	1.85	1.10 - 2.25	23.44 - 24.88
BHFTII BlackRock Bond	2024	2,844,167	10.45 - 82.40	171,651,419	3.95	0.89 - 2.30	(0.97) - 0.60
Income Sub-Account	2023	2,741,432	10.42 - 81.91	165,289,863	2.90	0.89 - 2.30	3.28 - 4.90
	2022	2,595,264	42.26 - 78.09	149,974,197	2.71	0.89 - 2.30	(16.22) - (14.90)
	2021	2,608,661	50.44 - 91.76	178,315,759	2.52	0.89 - 2.30	(2.86) - (1.32)
	2020	1,886,172	51.93 - 92.99	131,130,209	3.24	0.89 - 2.30	5.97 - 7.63
BHFTII BlackRock Capital	2024	57,844,530	2.34 - 195.40	160,069,865	0.01	0.89 - 2.15	29.16 - 30.81
Appreciation Sub-Account	2023	59,452,123	1.81 - 149.38	128,688,358	0.01	0.89 - 2.15	46.44 - 48.29
	2022	63,645,095	1.24 - 100.73	94,163,145	—	0.89 - 2.15	(38.94) - (38.16)
	2021	51,526,171	2.02 - 162.90	130,815,677	—	0.89 - 2.30	18.45 - 20.13
	2020	41,183,273	1.70 - 135.60	93,250,965	—	0.89 - 2.30	37.46 - 39.42

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock	2024	26,554,716	2.39 - 27.09	280,002,145	5.64	0.90 - 2.35	2.38 - 3.96
Ultra-Short Term Bond	2023	29,738,709	2.31 - 26.07	300,802,324	1.40	0.90 - 2.35	2.37 - 3.92
Sub-Account	2022	33,590,162	2.23 - 25.10	323,376,259	—	0.90 - 2.35	(1.16) - 0.34
	2021	31,555,641	2.23 - 25.03	312,107,532	0.08	0.90 - 2.35	(2.76) - (1.27)
	2020	33,467,066	2.27 - 25.37	333,755,587	1.67	0.90 - 2.35	(2.14) - (0.65)
BHFTII Brighthouse Asset	2024	6,447,097	13.83 - 18.40	104,233,645	2.80	0.90 - 2.35	1.42 - 2.91
Allocation 20 Sub-Account	2023	7,247,395	13.64 - 17.88	114,449,416	3.51	0.90 - 2.35	5.33 - 6.86
	2022	7,608,251	12.95 - 16.73	113,272,457	3.12	0.90 - 2.35	(14.71) - (13.47)
	2021	8,678,852	15.18 - 19.34	150,511,209	2.96	0.90 - 2.35	1.28 - 2.76
	2020	10,127,737	14.99 - 18.82	171,713,251	2.76	0.90 - 2.35	6.97 - 8.53
BHFTII Brighthouse Asset	2024	99,420,382	16.37 - 21.93	1,919,173,216	2.37	0.90 - 2.35	3.35 - 4.87
Allocation 40 Sub-Account	2023	114,492,747	15.84 - 20.91	2,121,144,178	3.47	0.90 - 2.35	7.96 - 9.53
	2022	129,655,296	14.67 - 19.09	2,207,873,560	2.58	0.90 - 2.35	(15.83) - (14.61)
	2021	145,527,897	17.43 - 22.36	2,921,516,876	2.66	0.90 - 2.35	4.93 - 6.46
	2020	163,246,967	16.61 - 21.00	3,099,064,028	2.68	0.90 - 2.35	8.45 - 10.04
BHFTII Brighthouse Asset	2024	176,178,861	20.31 - 31.20	4,137,690,621	1.86	0.90 - 2.35	5.44 - 6.99
Allocation 60 Sub-Account	2023	200,211,011	19.25 - 29.25	4,424,657,185	3.11	0.90 - 2.35	10.96 - 12.58
	2022	223,154,664	17.33 - 26.06	4,408,581,705	2.13	0.90 - 2.35	(17.29) - (16.09)
	2021	245,733,297	20.94 - 31.15	5,822,125,979	2.11	0.90 - 2.35	8.33 - 9.91
	2020	269,814,130	19.31 - 28.43	5,852,675,428	2.19	0.90 - 2.35	11.20 - 12.83
BHFTII Brighthouse Asset	2024	150,894,495	23.49 - 37.42	4,088,766,324	1.37	0.90 - 2.35	8.21 - 9.80
Allocation 80 Sub-Account	2023	171,409,700	21.69 - 34.18	4,260,668,765	3.02	0.90 - 2.35	14.58 - 16.25
	2022	190,799,041	18.91 - 29.49	4,108,049,243	1.78	0.90 - 2.35	(19.87) - (18.70)
	2021	209,845,016	23.58 - 36.38	5,594,579,568	1.66	0.90 - 2.35	12.05 - 13.68
	2020	234,189,066	21.02 - 32.10	5,531,534,653	1.81	0.90 - 2.35	13.88 - 15.55
BHFTII Brighthouse/Artisan	2024	3,719,241	29.52 - 100.59	135,154,502	1.05	0.89 - 2.35	2.26 - 4.04
Mid Cap Value Sub-Account	2023	4,257,375	28.87 - 96.69	150,128,030	0.64	0.89 - 2.35	15.50 - 17.48
	2022	4,633,071	25.00 - 82.30	140,207,603	0.72	0.89 - 2.35	(14.86) - (13.39)
	2021	5,199,238	29.36 - 95.03	183,258,200	0.77	0.89 - 2.35	23.65 - 25.78
	2020	6,085,252	23.74 - 75.55	170,862,438	0.75	0.89 - 2.35	3.51 - 5.30
BHFTII	2024	1,763,280	24.52 - 30.75	48,791,539	2.64	0.90 - 2.30	0.72 - 2.15
Brighthouse/Dimensional	2023	1,947,882	24.34 - 30.10	53,091,386	2.31	0.90 - 2.30	10.95 - 12.51
International Small Company	2022	2,120,905	21.94 - 26.75	51,716,567	2.36	0.90 - 2.30	(19.57) - (18.44)
Sub-Account	2021	2,194,308	27.28 - 32.80	66,032,452	1.52	0.90 - 2.30	11.27 - 12.84
	2020	2,502,329	24.51 - 29.07	67,120,202	2.47	0.90 - 2.30	6.31 - 7.81
BHFTII	2024	10,739,867	12.65 - 138.69	615,260,479	1.33	0.89 - 2.35	5.83 - 7.64
Brighthouse/Wellington Core	2023	12,223,561	11.79 - 128.84	655,335,275	1.31	0.89 - 2.35	4.90 - 6.71
Equity Opportunities	2022	13,176,780	11.08 - 120.74	666,624,979	1.33	0.89 - 2.35	(7.50) - (5.92)
Sub-Account	2021	15,460,997	11.81 - 128.34	837,767,040	1.31	0.89 - 2.35	21.23 - 23.33
	2020	17,572,809	9.61 - 104.06	776,617,058	1.50	0.89 - 2.35	8.39 - 10.28
BHFTII Frontier Mid Cap	2024	1,597,863	35.09 - 159.65	66,510,903	0.08	1.15 - 2.35	14.70 - 16.10
Growth Sub-Account	2023	1,947,391	30.59 - 137.52	70,246,458	—	1.15 - 2.35	15.01 - 16.39
	2022	2,010,218	26.60 - 118.15	62,581,333	—	1.15 - 2.35	(30.00) - (29.15)
	2021	2,027,494	38.00 - 166.77	89,343,658	—	1.15 - 2.35	11.73 - 13.07
	2020	2,211,436	34.01 - 147.48	85,697,376	—	1.15 - 2.35	28.33 - 29.88

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Jennison Growth	2024	8,807,039	16.72 - 86.75	646,965,597	—	0.90 - 2.35	26.96 - 28.82
Sub-Account	2023	10,415,371	13.02 - 67.34	597,924,072	—	0.90 - 2.35	49.33 - 51.52
	2022	12,167,953	8.61 - 44.45	464,857,478	—	0.90 - 2.35	(40.44) - (39.57)
	2021	11,869,984	14.29 - 73.56	751,957,716	—	0.90 - 2.35	14.20 - 15.86
	2020	13,061,268	12.37 - 63.48	716,346,217	0.01	0.90 - 2.35	52.74 - 55.00
BHFTII Loomis Sayles Small	2024	108,008	83.56 - 120.76	10,727,552	—	1.10 - 2.30	8.90 - 10.23
Cap Core Sub-Account	2023	119,821	76.73 - 109.55	10,859,386	—	1.10 - 2.30	14.52 - 15.90
	2022	129,906	67.00 - 94.52	10,221,841	—	1.10 - 2.30	(17.20) - (16.20)
	2021	148,128	80.91 - 112.80	13,996,448	—	1.10 - 2.30	18.88 - 20.31
	2020	182,802	68.07 - 93.76	14,461,467	—	1.10 - 2.30	9.24 - 10.56
BHFTII Loomis Sayles Small	2024	6,813	36.68 - 42.29	260,721	—	0.90 - 1.50	12.91 - 13.59
Cap Growth Sub-Account	2023	10,210	32.49 - 37.23	344,524	—	0.90 - 1.50	9.89 - 10.55
	2022	10,228	29.57 - 33.67	313,625	—	0.90 - 1.50	(24.24) - (23.79)
	2021	10,512	39.03 - 44.19	424,609	—	0.90 - 1.50	8.11 - 8.76
	2020	11,059	36.10 - 40.63	412,523	—	0.90 - 1.50	32.04 - 32.84
BHFTII MetLife Aggregate	2024	18,844,744	1.75 - 19.48	274,453,322	2.88	0.89 - 2.35	(1.74) - (0.01)
Bond Index Sub-Account	2023	19,347,216	1.76 - 19.48	282,873,372	2.69	0.89 - 2.35	2.47 - 4.27
	2022	19,695,655	1.69 - 18.68	278,086,659	2.51	0.89 - 2.35	(15.34) - (13.86)
	2021	20,932,702	1.97 - 21.69	344,466,573	2.33	0.89 - 2.35	(4.53) - (2.80)
	2020	20,875,366	2.04 - 22.31	355,911,421	2.68	0.89 - 2.35	4.40 - 6.26
BHFTII MetLife Mid Cap	2024	3,263,315	6.16 - 68.80	177,726,638	1.13	0.89 - 2.35	10.62 - 12.58
Stock Index Sub-Account	2023	3,683,350	5.50 - 61.11	178,708,064	1.12	0.89 - 2.35	13.08 - 15.06
	2022	3,773,314	4.80 - 53.11	160,076,137	0.88	0.89 - 2.35	(15.51) - (14.02)
	2021	4,085,141	5.60 - 61.78	202,560,567	0.90	0.89 - 2.35	21.13 - 23.30
	2020	4,489,238	4.56 - 50.11	180,519,009	1.27	0.89 - 2.35	10.43 - 12.39
BHFTII MetLife MSCI EAFE®	2024	8,228,741	2.15 - 24.25	147,907,266	2.99	0.89 - 2.25	0.61 - 2.40
Index Sub-Account	2023	8,749,853	2.11 - 23.69	154,049,070	2.31	0.89 - 2.25	14.97 - 16.89
	2022	9,496,631	1.81 - 20.26	143,375,190	3.49	0.89 - 2.25	(16.56) - (15.23)
	2021	9,850,588	2.14 - 23.91	176,716,852	1.54	0.89 - 2.25	7.90 - 9.74
	2020	10,415,948	1.96 - 21.78	170,214,542	2.55	0.89 - 2.25	5.12 - 6.89
BHFTII MetLife Russell 2000®	2024	3,755,063	5.28 - 60.39	173,823,370	1.26	0.89 - 2.35	8.28 - 10.29
Index Sub-Account	2023	4,231,791	4.81 - 54.75	178,500,016	1.12	0.89 - 2.35	13.77 - 15.77
	2022	4,249,980	4.17 - 47.29	155,872,032	0.80	0.89 - 2.35	(22.31) - (20.94)
	2021	4,303,776	5.30 - 59.82	201,031,455	0.81	0.89 - 2.35	11.54 - 13.51
	2020	4,500,750	4.68 - 52.70	185,343,457	1.18	0.89 - 2.35	16.48 - 18.56
BHFTII MetLife Stock Index	2024	13,910,503	20.73 - 238.07	841,630,917	1.09	0.89 - 2.25	21.58 - 23.56
Sub-Account	2023	16,174,755	16.84 - 192.67	795,167,707	1.24	0.89 - 2.35	22.72 - 24.83
	2022	17,356,146	13.54 - 154.35	688,709,380	1.09	0.89 - 2.35	(20.40) - (19.02)
	2021	18,245,389	16.78 - 190.61	906,706,242	1.38	0.89 - 2.90	24.57 - 27.22
	2020	19,092,398	13.24 - 149.82	753,554,421	1.71	0.89 - 2.90	14.61 - 17.05
BHFTII MFS® Total Return	2024	289,709	71.67 - 131.50	27,502,169	2.43	0.89 - 2.30	5.10 - 6.82
Sub-Account	2023	315,364	68.19 - 123.10	28,425,641	2.05	0.89 - 2.30	7.69 - 9.43
	2022	343,791	63.32 - 112.50	28,664,634	1.64	0.89 - 2.30	(11.87) - (10.43)
	2021	387,652	71.85 - 125.60	36,353,702	1.73	0.89 - 2.30	11.40 - 13.20
	2020	429,499	64.50 - 110.95	35,917,712	2.27	0.89 - 2.30	7.04 - 8.79

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MFS® Value	2024	6,514,808	23.76 - 54.58	302,659,876	1.65	0.89 - 2.35	9.04 - 10.91
Sub-Account	2023	7,243,838	21.77 - 49.33	305,779,901	1.69	0.89 - 2.35	5.36 - 7.19
	2022	7,772,677	20.64 - 46.15	308,076,968	1.51	0.89 - 2.35	(8.39) - (6.81)
	2021	8,665,455	22.51 - 49.65	371,552,279	1.39	0.89 - 2.35	22.39 - 24.43
	2020	9,079,995	18.38 - 39.99	315,089,588	1.80	0.89 - 2.35	1.24 - 3.04
BHFTII Neuberger Berman	2024	2,782,473	35.29 - 63.39	123,418,181	0.01	0.89 - 2.35	6.27 - 8.12
Genesis Sub-Account	2023	3,158,686	33.21 - 58.63	130,796,641	0.01	0.89 - 2.35	12.53 - 14.51
	2022	3,275,446	29.51 - 51.20	119,731,332	—	0.89 - 2.35	(21.19) - (19.87)
	2021	3,469,556	37.45 - 63.89	159,623,557	0.01	0.89 - 2.35	15.37 - 17.37
	2020	3,812,440	32.46 - 54.44	150,890,704	0.01	0.89 - 2.35	21.85 - 24.00
BHFTII T. Rowe Price Large	2024	13,419,292	24.53 - 176.44	458,782,162	—	0.89 - 2.35	26.94 - 29.14
Cap Growth Sub-Account	2023	15,576,859	19.14 - 137.81	415,354,712	—	0.89 - 2.35	43.14 - 45.51
	2022	18,116,598	13.36 - 95.46	326,223,693	—	0.89 - 2.35	(42.04) - (40.99)
	2021	16,400,063	23.05 - 163.32	508,789,110	—	0.89 - 2.35	17.17 - 19.16
	2020	16,710,675	19.66 - 138.21	442,547,408	0.02	0.89 - 2.35	33.46 - 35.74
BHFTII T. Rowe Price Small	2024	151,779	55.80 - 90.65	10,811,796	0.03	0.90 - 2.15	10.77 - 12.46
Cap Growth Sub-Account	2023	182,693	50.38 - 80.60	11,686,817	0.03	0.89 - 2.15	18.71 - 20.49
	2022	207,360	42.44 - 66.90	11,028,898	0.11	0.89 - 2.15	(23.99) - (22.84)
	2021	230,249	55.84 - 86.70	15,853,596	0.02	0.89 - 2.15	8.99 - 10.68
	2020	256,572	51.23 - 78.34	16,015,237	0.09	0.89 - 2.15	21.40 - 23.23
BHFTII VanEck Global	2024	3,786,085	11.65 - 13.92	49,212,821	2.38	1.10 - 2.20	(4.74) - (3.68)
Natural Resources	2023	3,986,209	12.23 - 14.45	54,003,818	2.85	1.10 - 2.20	(5.73) - (4.69)
Sub-Account	2022	3,850,126	13.07 - 15.16	54,975,149	2.40	1.10 - 2.15	5.69 - 6.80
	2021	5,111,331	12.36 - 14.20	68,597,066	0.99	1.10 - 2.15	15.99 - 17.21
	2020	6,415,136	10.66 - 12.11	73,755,840	1.22	1.10 - 2.15	18.59 - 19.85
BHFTII Western Asset	2024	20,802,106	3.91 - 42.84	728,907,590	7.35	0.89 - 2.35	2.12 - 3.94
Management Strategic Bond	2023	22,384,887	3.78 - 41.21	761,439,133	6.45	0.89 - 2.35	6.69 - 8.47
Opportunities Sub-Account	2022	23,930,395	3.49 - 38.00	756,012,753	5.91	0.89 - 2.35	(18.86) - (17.39)
	2021	26,056,787	4.24 - 46.00	1,004,049,239	3.66	0.89 - 2.35	0.23 - 1.91
	2020	25,437,861	4.17 - 45.14	969,052,660	5.81	0.89 - 2.35	4.13 - 5.97
BHFTII Western Asset	2024	11,255,313	9.98 - 20.09	192,515,638	2.83	0.90 - 2.35	(0.30) - 1.17
Management U.S. Government	2023	11,467,669	9.87 - 19.85	195,082,441	2.08	0.90 - 2.35	2.17 - 3.66
Sub-Account	2022	11,809,417	9.52 - 19.15	194,998,591	2.06	0.90 - 2.35	(11.27) - (9.98)
	2021	13,541,672	14.34 - 21.27	249,686,653	2.42	0.90 - 2.35	(4.05) - (2.65)
	2020	12,897,547	14.95 - 21.85	244,874,773	2.80	0.90 - 2.35	2.47 - 3.97
BlackRock Global Allocation	2024	1,319,254	27.07 - 33.44	40,522,069	1.46	0.90 - 1.90	6.86 - 7.94
V.I. Sub-Account	2023	1,382,598	25.33 - 30.98	39,498,743	2.56	0.90 - 1.90	10.38 - 11.48
	2022	1,365,643	22.95 - 27.79	35,136,456	—	0.90 - 1.90	(17.65) - (16.82)
	2021	1,247,454	27.87 - 33.41	38,718,871	0.87	0.90 - 1.90	4.41 - 5.46
	2020	928,612	26.69 - 31.68	27,407,903	1.55	0.90 - 1.90	18.43 - 19.62
DWS CROCI® International	2024	768,408	9.02 - 10.75	8,253,331	3.34	0.89 - 1.40	1.02 - 1.54
VIP Sub-Account	2023	829,606	8.88 - 10.63	8,816,780	3.31	0.89 - 1.40	17.30 - 17.90
	2022	881,379	7.54 - 9.06	7,981,955	3.25	0.89 - 1.40	(14.39) - (13.96)
	2021	936,930	8.76 - 10.58	9,906,904	2.47	0.89 - 1.40	7.72 - 8.27
	2020	1,016,857	8.09 - 9.82	9,977,640	3.50	0.89 - 1.40	1.18 - 1.70

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Federated Hermes Kaufman	2024	2,854	17.72	50,564	0.81	1.40	15.41
Fund II Sub-Account	2023	2,872	15.35	44,095	—	1.40	13.63
	2022	5,204	13.51	70,303	—	1.40	(31.06)
	2021	5,204	19.60	101,981	—	1.40	1.08
	2020	5,211	19.39	101,018	—	1.40	27.00
Fidelity® VIP Asset	2024	1,976,915	23.48 - 26.13	46,924,709	2.35	0.89 - 1.40	6.98 - 7.53
Manager Sub-Account	2023	2,248,577	21.95 - 24.30	49,860,426	2.28	0.89 - 1.40	11.38 - 11.95
	2022	2,451,368	19.71 - 21.71	48,783,766	1.99	0.89 - 1.40	(16.12) - (15.69)
	2021	2,697,442	23.50 - 25.75	63,964,042	1.57	0.89 - 1.40	8.39 - 8.95
	2020	2,966,036	21.68 - 23.63	64,858,456	1.49	0.89 - 1.40	13.27 - 13.85
Fidelity® VIP Contrafund®	2024	8,452,605	18.78 - 230.03	650,748,599	0.11	0.89 - 2.25	30.64 - 32.60
Sub-Account	2023	10,349,794	14.29 - 173.79	587,965,724	0.38	0.89 - 2.25	30.38 - 32.27
	2022	11,850,716	10.89 - 131.57	506,654,734	0.40	0.89 - 2.25	(28.02) - (26.96)
	2021	12,794,358	15.04 - 180.43	740,781,263	0.05	0.89 - 2.25	24.87 - 26.70
	2020	14,707,492	11.97 - 142.63	663,261,038	0.17	0.89 - 2.25	27.52 - 29.41
Fidelity® VIP	2024	97,670	39.27	3,835,710	1.72	1.40	13.73
Equity-Income Sub-Account	2023	108,486	34.53	3,746,078	1.86	1.40	9.11
	2022	120,920	31.65	3,826,637	1.85	1.40	(6.28)
	2021	131,063	33.77	4,425,387	1.86	1.40	23.16
	2020	146,065	27.42	4,004,556	1.81	1.40	5.21
Fidelity® VIP FundsManager	2024	101,279,969	18.85 - 19.39	1,933,823,092	2.22	1.90 - 2.05	6.29 - 6.45
50% Sub-Account	2023	127,456,824	17.74 - 18.21	2,288,001,739	2.43	1.90 - 2.05	10.68 - 10.84
	2022	152,528,802	16.02 - 16.43	2,472,574,350	1.86	1.90 - 2.05	(15.68) - (15.55)
	2021	181,831,307	19.00 - 19.46	3,493,434,808	1.11	1.90 - 2.05	7.79 - 7.95
	2020	200,648,619	17.63 - 18.03	3,574,480,341	1.12	1.90 - 2.05	11.66 - 11.83
Fidelity® VIP FundsManager	2024	69,012,749	19.32 - 19.83	1,348,281,012	1.93	1.90 - 2.05	7.33 - 7.50
60% Sub-Account	2023	84,503,302	18.00 - 18.45	1,537,083,264	2.23	1.90 - 2.05	11.86 - 12.03
	2022	98,646,802	16.09 - 16.47	1,603,124,060	1.70	1.90 - 2.05	(16.78) - (16.66)
	2021	113,961,976	19.34 - 19.76	2,224,305,389	1.10	1.90 - 2.05	10.06 - 10.23
	2020	124,432,187	17.57 - 17.93	2,205,226,749	1.05	1.90 - 2.05	12.78 - 12.95
Fidelity® VIP Government	2024	1,955,972	7.09 - 8.27	14,131,261	4.98	0.89 - 1.40	3.63 - 4.17
Money Market Sub-Account	2023	2,051,365	6.84 - 7.94	14,292,008	4.77	0.89 - 1.40	3.44 - 3.97
	2022	2,276,030	6.61 - 7.64	15,322,110	1.45	0.89 - 1.40	0.03 - 0.54
	2021	2,216,587	6.61 - 7.60	14,912,556	0.01	0.89 - 1.40	(1.38) - (0.88)
	2020	2,315,865	6.70 - 7.66	15,788,668	0.31	0.89 - 1.40	(1.08) - (0.57)
Fidelity® VIP Growth	2024	2,915,357	89.30 - 99.03	263,961,555	—	0.89 - 1.40	28.56 - 29.23
Sub-Account	2023	3,263,679	69.46 - 76.64	229,702,835	0.13	0.89 - 1.40	34.35 - 35.03
	2022	3,553,842	51.70 - 56.75	186,081,024	0.62	0.89 - 1.40	(25.51) - (25.12)
	2021	3,917,239	69.40 - 75.80	275,192,786	—	0.89 - 1.40	21.50 - 22.12
	2020	4,330,286	57.12 - 62.07	250,231,284	0.07	0.89 - 1.40	41.89 - 42.62
Fidelity® VIP Index 500	2024	1,025,321	73.80 - 82.88	76,738,489	1.26	0.89 - 1.40	23.15 - 23.78
Sub-Account	2023	1,128,988	59.93 - 66.95	68,577,099	1.45	0.89 - 1.40	24.45 - 25.08
	2022	1,227,591	48.16 - 53.53	59,888,938	1.44	0.89 - 1.40	(19.35) - (18.94)
	2021	1,339,136	59.71 - 66.03	80,960,734	1.25	0.89 - 1.40	26.79 - 27.44
	2020	1,456,239	47.09 - 51.82	69,401,996	1.74	0.89 - 1.40	16.59 - 17.19

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Mid Cap	2024	2,461,573	107.10 - 137.14	300,358,517	0.32	0.95 - 1.90	14.95 - 16.06
Sub-Account	2023	2,968,385	93.17 - 118.17	313,834,381	0.38	0.95 - 1.90	12.65 - 13.72
	2022	3,232,095	82.71 - 103.91	302,012,222	0.26	0.95 - 1.90	(16.57) - (15.77)
	2021	3,654,675	99.13 - 123.37	407,375,350	0.34	0.95 - 1.90	22.95 - 24.12
	2020	4,546,934	80.63 - 99.39	410,629,430	0.40	0.95 - 1.90	15.64 - 16.75
Fidelity® VIP Overseas	2024	181,425	18.55 - 20.99	3,514,220	1.61	1.15 - 1.40	3.58 - 3.84
Sub-Account	2023	192,399	17.86 - 20.23	3,598,692	1.01	1.15 - 1.40	18.84 - 19.13
	2022	215,022	15.00 - 17.00	3,386,367	1.03	1.15 - 1.40	(25.53) - (25.35)
	2021	243,505	20.09 - 22.79	5,140,484	0.53	1.15 - 1.40	18.04 - 18.33
	2020	254,641	16.98 - 19.28	4,536,930	0.45	1.15 - 1.40	14.00 - 14.29
FTVIPT Franklin Income VIP	2024	1,998,263	66.29 - 105.77	180,902,611	5.25	0.95 - 2.25	4.80 - 6.18
Sub-Account	2023	2,188,570	63.26 - 99.62	187,516,295	5.14	0.95 - 2.25	6.21 - 7.60
	2022	2,262,510	59.56 - 92.58	180,921,918	4.85	0.95 - 2.25	(7.57) - (6.37)
	2021	2,587,978	64.44 - 98.88	221,874,517	4.68	0.95 - 2.25	14.16 - 15.65
	2020	2,906,498	56.45 - 85.49	216,756,722	5.79	0.95 - 2.25	(1.55) - (0.26)
FTVIPT Franklin Mutual	2024	1,647,920	39.98 - 52.25	75,760,276	1.93	0.95 - 1.90	9.16 - 10.21
Shares VIP Sub-Account	2023	1,949,313	36.63 - 47.41	81,809,687	1.85	0.95 - 1.90	11.33 - 12.39
	2022	2,190,523	32.90 - 42.18	82,278,465	1.79	0.95 - 1.90	(9.17) - (8.30)
	2021	2,534,794	36.22 - 46.00	104,245,566	2.78	0.95 - 1.90	16.93 - 18.04
	2020	3,029,248	30.98 - 38.97	106,118,890	2.91	0.95 - 1.90	(6.84) - (5.94)
FTVIPT Franklin Small Cap	2024	2,925,572	2.84 - 64.33	86,132,819	0.94	0.95 - 1.80	9.70 - 10.64
Value VIP Sub-Account	2023	3,491,855	2.57 - 58.35	91,718,944	0.53	0.95 - 1.80	10.74 - 11.68
	2022	3,844,580	2.30 - 52.43	89,221,314	0.99	0.95 - 1.80	(11.67) - (10.91)
	2021	4,532,108	2.58 - 59.06	117,103,523	1.00	0.95 - 1.80	23.13 - 24.18
	2020	5,840,425	2.08 - 47.73	119,743,223	1.52	0.95 - 1.80	3.31 - 4.19
FTVIPT Templeton Foreign	2024	1,390,773	15.54 - 35.64	47,323,413	2.39	1.55 - 2.30	(3.27) - (2.53)
VIP Sub-Account	2023	1,476,943	15.95 - 36.62	51,613,656	3.19	1.55 - 2.30	18.02 - 18.91
	2022	1,735,226	13.43 - 30.84	51,151,644	3.06	1.55 - 2.30	(9.70) - (9.02)
	2021	1,949,285	14.78 - 33.95	63,279,379	1.82	1.55 - 2.30	1.79 - 2.56
	2020	2,090,723	14.42 - 33.16	66,331,113	3.40	1.55 - 2.30	(3.41) - (2.68)
FTVIPT Templeton Global	2024	8,100,205	12.47 - 15.55	112,875,020	—	0.95 - 1.80	(12.97) - (12.22)
Bond VIP Sub-Account	2023	8,259,785	14.33 - 17.72	131,852,351	—	0.95 - 1.80	1.05 - 1.91
	2022	8,783,467	14.18 - 17.39	138,197,567	—	0.95 - 1.80	(6.64) - (5.85)
	2021	10,239,271	15.19 - 18.47	171,855,392	—	0.95 - 1.80	(6.69) - (5.89)
	2020	9,656,247	16.28 - 19.62	173,071,451	8.23	0.95 - 1.80	(6.98) - (6.18)
Invesco V.I. American	2024	227	25.84	5,861	—	1.40	33.00
Franchise Sub-Account	2023	227	19.43	4,407	—	1.40	38.97
	2022	227	13.98	3,171	—	1.40	(32.07)
	2021	227	20.58	4,668	—	1.40	10.37
	2020	227	18.65	4,236	0.07	1.40	40.37
Invesco V.I. Core Equity	2024	2,029	14.30	29,008	0.65	1.40	23.85
Sub-Account	2023	5,087	11.54	58,720	0.80	1.40	21.65
	2022	7,674	9.49	72,815	0.91	1.40	(21.65)
	2021	9,328	12.11	112,964	0.58	1.40	25.96
	2020	11,664	9.61	112,133	1.30	1.40	12.26

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Invesco V.I. Equity and	2024	13,314,990	11.57 - 42.16	508,284,580	1.56	0.95 - 1.90	9.78 - 10.84
Income Sub-Account	2023	15,100,268	10.47 - 38.03	522,662,048	1.73	0.95 - 1.90	8.17 - 9.20
	2022	16,217,277	9.60 - 34.83	516,563,053	1.41	0.95 - 1.90	(9.45) - (8.58)
	2021	18,155,062	10.53 - 38.10	635,723,241	1.61	0.95 - 1.90	16.12 - 17.23
	2020	20,319,777	9.00 - 32.50	610,260,400	2.23	0.95 - 1.90	7.58 - 8.61
Invesco V.I. EQV	2024	3,674,196	12.08 - 46.44	148,457,288	1.48	0.95 - 1.80	(1.46) - (0.61)
International Equity	2023	4,129,947	12.18 - 46.72	168,769,328	—	0.95 - 1.80	15.77 - 16.76
Sub-Account	2022	4,859,575	10.45 - 40.02	170,964,629	1.42	0.95 - 1.80	(19.96) - (19.27)
	2021	5,145,654	12.98 - 49.57	225,296,020	1.04	0.95 - 1.80	3.72 - 4.61
	2020	5,646,167	12.43 - 47.39	237,626,413	2.14	0.95 - 1.80	11.71 - 12.66
Invesco V.I. Main Street	2024	1,366,168	36.70 - 64.63	79,682,741	—	0.95 - 1.80	10.38 - 11.33
Small Cap® Sub-Account	2023	1,599,457	33.04 - 58.05	84,218,231	0.93	0.95 - 1.80	15.72 - 16.71
	2022	1,723,439	28.36 - 49.74	78,093,320	0.25	0.95 - 1.80	(17.54) - (16.84)
	2021	1,916,039	34.17 - 59.80	104,925,586	0.17	0.95 - 1.80	20.08 - 21.11
	2020	2,356,871	28.27 - 49.38	107,042,693	0.37	0.95 - 1.80	17.50 - 18.50
Invesco V.I. Main Street®	2024	387	20.01	7,750	—	1.40	21.91
Sub-Account	2023	387	16.41	6,357	0.48	1.40	21.51
	2022	986	13.51	13,319	1.52	1.40	(21.24)
	2021	1,381	17.15	23,683	0.71	1.40	25.80
	2020	1,395	13.63	19,021	1.52	1.40	12.35
Janus Henderson Global	2024	517,229	1.20 - 1.21	624,652	0.24	1.30 - 1.55	9.28 - 9.56
Sustainable Equity	2023	381,165	1.10	420,263	0.82	1.30 - 1.50	21.41 - 21.65
Sub-Account	2022	48,438	0.91	43,900	0.80	1.30	(8.12)
(Commenced 4/29/2022)
LMPVET ClearBridge Variable	2024	7,878,169	24.82 - 160.52	437,103,411	0.66	0.95 - 2.15	20.03 - 21.49
Appreciation Sub-Account	2023	7,938,500	20.66 - 132.13	409,896,241	0.87	0.95 - 2.30	16.99 - 18.58
	2022	7,999,525	17.62 - 111.43	381,916,744	0.96	0.95 - 2.30	(14.43) - (13.27)
	2021	8,358,989	20.53 - 128.49	502,761,481	0.56	0.95 - 2.30	20.85 - 22.49
	2020	8,163,078	11.21 - 104.90	457,022,773	1.03	0.95 - 2.30	0.00 - 13.69
LMPVET ClearBridge Variable	2024	4,730,950	32.13 - 55.62	235,843,675	1.13	0.95 - 2.05	14.46 - 15.58
Dividend Strategy	2023	5,153,058	26.41 - 48.12	223,092,222	1.97	0.95 - 2.30	11.61 - 12.93
Sub-Account	2022	5,413,777	23.67 - 42.61	208,371,756	1.20	0.95 - 2.30	(10.19) - (9.10)
	2021	6,031,677	26.35 - 46.88	256,460,367	1.34	0.95 - 2.30	23.92 - 25.42
	2020	6,697,768	21.26 - 37.38	228,380,228	1.32	0.95 - 2.30	5.22 - 6.48
LMPVET ClearBridge Variable	2024	31,519	68.23 - 81.15	2,376,325	—	1.50 - 2.15	25.15 - 25.97
Large Cap Growth	2023	37,734	54.52 - 64.42	2,265,291	—	1.50 - 2.15	40.97 - 41.89
Sub-Account	2022	46,001	38.67 - 45.41	1,945,754	—	1.50 - 2.15	(33.68) - (33.25)
	2021	46,893	58.32 - 68.03	2,981,127	—	1.50 - 2.15	19.35 - 20.13
	2020	50,713	48.87 - 56.63	2,692,551	0.02	1.50 - 2.15	27.95 - 28.79
LMPVET ClearBridge Variable	2024	175,624	39.24 - 48.65	7,953,019	1.22	1.50 - 2.30	5.60 - 6.46
Large Cap Value Sub-Account	2023	185,871	37.16 - 45.70	7,951,513	1.26	1.50 - 2.30	12.49 - 13.39
	2022	198,141	33.03 - 40.31	7,503,625	1.25	1.50 - 2.30	(8.55) - (7.82)
	2021	238,351	36.12 - 43.73	9,803,629	1.08	1.50 - 2.30	23.34 - 24.33
	2020	229,282	29.29 - 35.17	7,626,209	1.46	1.50 - 2.30	2.85 - 3.68

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2024	3,086,230	23.75 - 63.61	113,885,525	—	0.95 - 2.30	2.11 - 3.51
Small Cap Growth	2023	3,244,770	23.20 - 61.46	121,194,833	—	0.95 - 2.30	5.95 - 7.38
Sub-Account	2022	3,099,314	21.85 - 57.23	112,228,076	—	0.95 - 2.30	(30.46) - (29.52)
	2021	2,939,290	31.33 - 81.20	157,688,679	—	0.95 - 2.30	10.05 - 11.55
	2020	3,107,004	28.41 - 72.80	158,957,879	—	0.95 - 2.30	40.00 - 41.91
LMPVET Franklin Multi-Asset	2024	626,895	31.32 - 40.84	22,687,035	2.41	0.95 - 1.90	9.67 - 10.72
Variable Conservative Growth	2023	776,703	28.56 - 36.88	25,581,395	2.30	0.95 - 1.90	12.48 - 13.55
Sub-Account	2022	865,396	25.39 - 32.48	25,200,457	2.10	0.95 - 1.90	(15.79) - (14.98)
	2021	968,523	30.15 - 38.21	33,313,811	3.22	0.95 - 1.90	9.37 - 10.41
	2020	1,063,286	27.57 - 34.60	33,240,004	2.06	0.95 - 1.90	8.87 - 9.91
LMPVET Franklin Multi-Asset	2024	1,174,675	35.36 - 46.11	47,697,421	1.81	0.95 - 1.90	15.41 - 16.52
Variable Growth Sub-Account	2023	1,445,052	30.64 - 39.57	50,653,539	1.14	0.95 - 1.90	17.33 - 18.45
	2022	1,651,867	26.12 - 33.41	49,168,504	3.02	0.95 - 1.90	(16.40) - (15.60)
	2021	1,909,686	31.24 - 39.58	67,782,293	3.81	0.95 - 1.90	18.43 - 19.56
	2020	2,312,789	26.38 - 33.11	68,990,481	1.53	0.95 - 1.90	9.14 - 10.18
LMPVET Franklin Multi-Asset	2024	11,149	32.51 - 36.35	390,632	1.18	1.50 - 1.90	13.27 - 13.72
Variable Moderate Growth	2023	18,484	28.70 - 31.96	569,332	1.77	1.50 - 1.90	15.60 - 16.06
Sub-Account	2022	19,863	24.83 - 27.54	528,859	1.77	1.50 - 1.90	(15.97) - (15.63)
	2021	21,023	29.54 - 32.64	664,266	4.05	1.50 - 1.90	14.47 - 14.93
	2020	22,247	25.81 - 28.40	612,939	1.70	1.50 - 1.90	8.98 - 9.41
LMPVIT Western Asset	2024	4,264,338	18.57 - 32.97	100,018,787	6.40	0.95 - 2.30	4.61 - 6.04
Variable Global High Yield	2023	3,899,485	17.73 - 31.09	90,166,520	5.46	0.95 - 2.30	7.76 - 9.22
Bond Sub-Account	2022	3,857,769	16.41 - 28.47	84,014,155	6.42	0.95 - 2.30	(15.68) - (14.54)
	2021	3,915,500	19.40 - 33.31	102,022,550	4.49	0.95 - 2.30	(0.98) - 0.37
	2020	3,428,634	19.55 - 33.19	92,816,868	4.08	0.95 - 2.30	4.87 - 6.30
Macquarie VIP Asset	2024	17,899	22.59 - 26.20	438,336	3.07	1.10 - 1.60	10.64 - 11.20
Strategy Sub-Account	2023	7,202	20.42 - 23.56	161,418	1.90	1.10 - 1.60	12.13 - 12.69
	2022	10,911	18.21 - 20.91	216,020	1.55	1.10 - 1.60	(16.09) - (15.67)
	2021	11,394	21.70 - 24.80	267,241	1.73	1.10 - 1.60	8.69 - 9.23
	2020	9,586	21.29 - 22.70	210,508	1.76	1.10 - 1.35	12.35 - 12.63
MFS® VIT New Discovery	2024	103	26.77	2,759	—	1.40	5.23
Sub-Account	2023	103	25.44	2,622	—	1.40	12.83
	2022	103	22.55	2,324	—	1.40	(30.73)
	2021	304	32.55	9,879	—	1.40	0.38
	2020	304	32.43	9,847	—	1.40	43.86
MFS® VIT Research	2024	1,745	22.35	38,992	0.61	1.40	17.21
Sub-Account	2023	1,745	19.07	33,268	0.52	1.40	20.72
	2022	1,745	15.79	27,557	0.49	1.40	(18.36)
	2021	1,745	19.35	33,754	0.54	1.40	23.07
	2020	1,745	15.72	27,427	0.73	1.40	14.97
Neuberger Berman Genesis	2024	181	51.62	9,321	—	0.89	7.95
Sub-Account	2023	181	47.82	8,635	0.02	0.89	14.46
	2022	181	41.78	7,544	—	0.89	(20.04)
	2021	181	52.25	9,435	—	0.89	17.01
	2020	181	44.66	8,064	—	0.89	23.63

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
PIMCO VIT	2024	16,964	8.45 - 8.89	148,120	1.96	1.10 - 1.60	2.07 - 2.58
CommodityRealReturn®	2023	20,517	8.28 - 8.67	174,786	16.74	1.10 - 1.60	(9.56) - (9.11)
Strategy Sub-Account	2022	31,459	9.15 - 9.53	294,881	20.78	1.10 - 1.60	6.70 - 7.24
	2021	26,051	8.58 - 8.89	228,729	3.87	1.10 - 1.60	30.64 - 31.29
	2020	41,436	6.57 - 6.77	277,779	6.48	1.10 - 1.60	(0.53) - (0.03)
PIMCO VIT Dynamic Bond	2024	15,616	10.61 - 11.17	171,818	4.47	1.10 - 1.60	3.61 - 4.14
Sub-Account	2023	17,095	10.24 - 10.72	180,503	3.39	1.10 - 1.60	5.09 - 5.62
	2022	21,017	9.75 - 10.15	210,289	1.68	1.10 - 1.60	(8.12) - (7.66)
	2021	28,506	10.61 - 10.99	309,476	1.77	1.10 - 1.60	(0.62) - (0.12)
	2020	33,686	10.67 - 11.01	366,337	1.81	1.10 - 1.60	2.83 - 3.35
PIMCO VIT Emerging Markets	2024	35,160	11.00 - 11.72	406,664	6.12	0.95 - 1.60	5.49 - 6.19
Bond Sub-Account	2023	36,429	10.43 - 11.03	397,082	5.39	0.95 - 1.60	9.03 - 9.74
	2022	42,618	9.56 - 10.05	423,061	4.51	0.95 - 1.60	(17.30) - (16.76)
	2021	45,094	11.56 - 12.08	537,943	3.90	0.95 - 1.60	(4.40) - (3.77)
	2020	57,485	12.09 - 12.55	714,234	3.91	0.95 - 1.60	4.69 - 5.38
Pioneer Mid Cap Value VCT	2024	569,736	68.00 - 91.66	45,503,418	1.70	0.95 - 1.95	8.49 - 9.59
Sub-Account	2023	646,789	62.68 - 83.64	47,446,148	1.73	0.95 - 1.95	10.04 - 11.15
	2022	706,011	56.96 - 75.26	46,825,047	1.38	0.95 - 1.95	(7.70) - (6.77)
	2021	841,749	61.71 - 80.72	60,220,668	0.74	0.95 - 1.95	26.88 - 28.15
	2020	1,000,393	48.64 - 62.99	56,138,597	0.97	0.95 - 1.95	(0.10) - 0.91
T. Rowe Price Government	2024	6,174	18.57	114,635	4.88	0.89	4.06
Money Sub-Account	2023	6,294	17.84	112,305	4.73	0.89	3.92
	2022	6,422	17.17	110,262	1.36	0.89	0.53
	2021	7,702	17.08	131,547	0.01	0.89	(0.88)
	2020	9,716	17.23	167,411	0.29	0.89	(0.62)
T. Rowe Price Growth Stock	2024	16,269	473.78	7,707,759	—	0.89	28.44
Sub-Account	2023	19,937	368.88	7,354,363	—	0.89	43.99
	2022	22,164	256.18	5,677,872	—	0.89	(40.67)
	2021	25,310	431.82	10,929,221	—	0.89	18.97
	2020	27,525	362.97	9,990,795	—	0.89	35.71
T. Rowe Price International	2024	15,755	24.08	379,321	0.70	0.89	2.52
Stock Sub-Account	2023	15,534	23.49	364,834	1.19	0.89	15.39
	2022	14,684	20.35	298,888	0.36	0.89	(16.49)
	2021	18,730	24.37	456,527	0.76	0.89	0.59
	2020	21,446	24.23	519,664	0.43	0.89	13.60

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

4  During 2021, 2023, and 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes a liability for future policy benefits ("LFPB") for nonparticipating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees.

2

Management regularly reviews its cash flow assumptions supporting the estimates of these actuarial liabilities and, if such assumptions change significantly, the associated liability is adjusted. The measurement of LFPBs can be significantly impacted by changes in economic assumptions related to market interest rates and the general account rate of return and changes in assumptions for policyholder behavior including premium persistency, mortality, lapses and withdrawals.

Given the future policy benefit obligation for certain contracts is sensitive to changes in these economic and policyholder behavior assumptions and the significant uncertainty inherent in estimating these actuarial liabilities, we identified management's evaluation of these assumptions in the valuation of certain LFPBs as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain LFPBs included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant economic and policyholder behavior assumptions.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the LFPBs for a sample of policies and cohorts, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Certain Assumptions Used in the Valuation of Market Risk Benefits — Refer to Notes 1, 4, and 10 to the financial statements

Critical Audit Matter Description

Market risk benefits are measured at fair value and separately presented on the consolidated balance sheet. The Company estimates market risk benefit assets and liabilities using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions including policyholder behavior, mortality and risk margins.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management's evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain market risk benefits included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions related to policyholder behavior, mortality and risk margins, as well as changes in nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the market risk benefits for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our fair value and actuarial specialists, drawing upon standard actuarial and industry practice.

3

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the market risk benefits.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
March 3, 2025

We have served as the Company's auditor since 2005.

4

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2024 and 2023

(In millions, except share and per share data)

	2024	2023
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $86,565 and $86,129, respectively; allowance for credit losses of $79 and $21, respectively)	$79,129	$80,085
Equity securities, at estimated fair value	32	66
Mortgage loans (net of allowance for credit losses of $178 and $137, respectively)	23,254	22,475
Policy loans	1,626	938
Limited partnerships and limited liability companies	4,827	4,946
Short-term investments, principally at estimated fair value	1,157	574
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $0 and $13, respectively)	5,244	4,411
Total investments	115,269	113,495
Cash and cash equivalents	4,592	3,165
Accrued investment income	1,261	1,163
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	20,809	19,389
Deferred policy acquisition costs and value of business acquired	4,374	4,487
Current income tax recoverable	51	24
Deferred income tax asset	1,823	1,833
Market risk benefit assets	1,092	656
Other assets	314	302
Separate account assets	79,006	81,690
Total assets	$228,591	$226,204
Liabilities and Equity
Liabilities
Future policy benefits	$31,085	$32,149
Policyholder account balances	87,162	80,193
Market risk benefit liabilities	8,346	10,344
Other policy-related balances	3,677	3,619
Payables for collateral under securities loaned and other transactions	3,874	3,660
Long-term debt	833	836
Other liabilities	8,460	7,772
Separate account liabilities	79,006	81,690
Total liabilities	222,443	220,263
Contingencies, Commitments and Guarantees (Note 15)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,507
Retained earnings (deficit)	(6,286)	(6,542)
Accumulated other comprehensive income (loss)	(5,163)	(5,114)
Total Brighthouse Life Insurance Company's stockholder's equity	6,133	5,926
Noncontrolling interests	15	15
Total equity	6,148	5,941
Total liabilities and equity	$228,591	$226,204

See accompanying notes to the consolidated financial statements.

5

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Revenues
Premiums	$759	$811	$641
Universal life and investment-type product policy fees	1,601	1,778	1,876
Net investment income	5,100	4,560	4,064
Other revenues	499	418	406
Net investment gains (losses)	(298)	(242)	(240)
Net derivative gains (losses)	(3,688)	(3,920)	(585)
Total revenues	3,973	3,405	6,162
Expenses
Policyholder benefits and claims (including liability remeasurement gains (losses) of ($980), ($233), $137, respectively)	2,139	2,418	2,186
Interest credited to policyholder account balances	2,110	1,801	1,313
Amortization of deferred policy acquisition costs and value of business acquired	550	564	568
Change in market risk benefits	(2,669)	(1,497)	(4,105)
Other expenses	1,601	1,625	1,694
Total expenses	3,731	4,911	1,656
Income (loss) before provision for income tax	242	(1,506)	4,506
Provision for income tax expense (benefit)	(15)	(383)	795
Net income (loss)	257	(1,123)	3,711
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$256	$(1,124)	$3,710

See accompanying notes to the consolidated financial statements.

6

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Net income (loss)	$257	$(1,123)	$3,711
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(1,053)	2,313	(13,946)
Unrealized gains (losses) on derivatives	116	(284)	308
Changes in instrument-specific credit risk on market risk benefits	352	(637)	2,344
Changes in discount rates on the liability for future policy benefits	541	(376)	4,060
Foreign currency translation adjustments	(18)	18	(22)
Other comprehensive income (loss), before income tax	(62)	1,034	(7,256)
Income tax (expense) benefit related to items of other comprehensive income (loss)	13	(217)	1,524
Other comprehensive income (loss), net of income tax	(49)	817	(5,732)
Comprehensive income (loss)	208	(306)	(2,021)
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$207	$(307)	$(2,022)

See accompanying notes to the consolidated financial statements.

7

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2021	$75	$17,773	$(9,128)	$(199)	$8,521	$15	$8,536
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			3,710		3,710	1	3,711
Other comprehensive income (loss), net of income tax				(5,732)	(5,732)		(5,732)
Balance at December 31, 2022	75	17,773	(5,418)	(5,931)	6,499	15	6,514
Dividends paid to parent		(266)			(266)		(266)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,124)		(1,124)	1	(1,123)
Other comprehensive income (loss), net of income tax				817	817		817
Balance at December 31, 2023	75	17,507	(6,542)	(5,114)	5,926	15	5,941
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			256		256	1	257
Other comprehensive income (loss), net of income tax				(49)	(49)		(49)
Balance at December 31, 2024	$75	$17,507	$(6,286)	$(5,163)	$6,133	$15	$6,148

See accompanying notes to the consolidated financial statements.

8

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Cash flows from operating activities
Net income (loss)	$257	$(1,123)	$3,711
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(301)	(258)	(225)
(Gains) losses on investments, net	267	227	240
(Gains) losses on derivatives, net	1,456	2,632	162
(Income) loss from equity method investments, net of dividends and distributions	41	76	109
Interest credited to policyholder account balances	2,110	1,801	1,313
Universal life and investment-type product policy fees	(1,601)	(1,778)	(1,876)
Change in market risk benefits, net	(2,089)	(888)	(3,353)
Change in accrued investment income	(117)	(212)	(115)
Change in premiums, reinsurance and other receivables	(1,482)	(1,279)	(1,388)
Change in deferred policy acquisition costs and value of business acquired, net	113	155	144
Change in income tax	(8)	(380)	804
Change in other assets	1,116	1,100	1,220
Change in future policy benefits and other policy-related balances	(316)	(62)	(1,814)
Change in other liabilities	377	(18)	286
Net cash provided by (used in) operating activities	(177)	(7)	(782)
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	11,559	5,922	10,647
Equity securities	46	30	50
Mortgage loans	1,518	1,206	2,075
Limited partnerships and limited liability companies	337	205	252
Purchases of:
Fixed maturity securities	(11,811)	(8,699)	(15,720)
Equity securities	(3)	(4)	(14)
Mortgage loans	(2,374)	(813)	(5,321)
Limited partnerships and limited liability companies	(299)	(453)	(814)
Cash received in connection with freestanding derivatives	12,453	5,048	4,439
Cash paid in connection with freestanding derivatives	(11,856)	(5,422)	(4,270)
Receipts on loans to affiliate	—	125	—
Issuances of loans to affiliate	—	—	(125)
Net change in policy loans	(688)	(40)	(29)
Net change in short-term investments	(572)	(259)	365
Net change in other invested assets	(369)	(109)	(372)
Net cash provided by (used in) investing activities	$(2,059)	$(3,263)	$(8,837)

See accompanying notes to the consolidated financial statements.

9

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Cash flows from financing activities
Policyholder account balances:
Deposits	$29,950	$21,514	$31,190
Withdrawals	(26,287)	(17,641)	(19,960)
Net change in payables for collateral under securities loaned and other transactions	214	(887)	(1,706)
Long-term and short-term debt issued	—	—	125
Long-term and short-term debt repaid	(2)	(127)	(3)
Dividends paid to parent	—	(266)	—
Financing element on certain derivative instruments and other derivative related transactions, net	(211)	91	(178)
Other, net	(1)	(1)	(1)
Net cash provided by (used in) financing activities	3,663	2,683	9,467
Change in cash, cash equivalents and restricted cash	1,427	(587)	(152)
Cash, cash equivalents and restricted cash, beginning of year	3,165	3,752	3,904
Cash, cash equivalents and restricted cash, end of year	$4,592	$3,165	$3,752
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$67	$71	$69
Income tax	$—	$—	$(12)
Non-cash transactions:
Transfer of mortgage loans to affiliates	$—	$—	$95
Transfer of limited partnerships and limited liability companies from affiliates	$—	$—	$99

See accompanying notes to the consolidated financial statements.

10

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings") and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and, together with its subsidiaries, "Brighthouse Financial").

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into the following reportable segments: Annuities; Life; Run-off; and Corporate & Other.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLC") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Summary of Significant Accounting Policies

Insurance Contract Obligations

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes liabilities for future obligations under long-duration insurance contracts based on the accounting model appropriate for each type of contract or contract feature. Liabilities for insurance contract benefits are generally accrued over time as revenue is recognized, or established based on the balance that accrues to the contract holder. In addition, certain insurance contracts may contain features that are required to be measured at fair value separately from the base contracts, either as a market risk benefit ("MRB") or embedded derivative.

The discussion below provides an overview of the different accounting models for insurance contract obligations and the applicability of such models to the Company's insurance products.

Liability for Future Policy Benefits

The Company establishes a liability for future policy benefits ("LFPB") for non-participating term and whole life insurance and income annuities. LFPBs are accrued over time as revenue is recognized based on a net premium ratio. The net premium ratio is the portion of gross premiums required to provide for all future benefits. LFPBs are established using the Company's current assumptions of future cash flows, discounted at a rate that approximates a single A corporate bond curve. The Company generally aggregates insurance contracts into groupings by issue year, product and segment for determining the net premium ratio and related LFPBs.

11

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company reviews cash flow assumptions regularly, and if they change significantly, LFPBs are adjusted by determining a revised net premium ratio. The revised net premium ratio is calculated as of contract inception using both actual historical experience and updated future cash flow assumptions. The recalculated net premium ratio is applied to derive a remeasurement gain or loss recognized in the current period net income. For insurance policies in-force as of December 31, 2020, January 1, 2021 is considered the contract inception date. The net premium ratio is also updated quarterly for the difference between actual and expected experience.

The net premium ratio is not updated for changes in discount rate assumptions, as changes in the discount rate are updated quarterly and the impacts are reflected in other comprehensive income (loss) ("OCI"). The discount rate assumption is determined by developing a yield curve based on market observable yields for upper-medium grade fixed income instruments derived from an external index. The yield curve is applied to the expected future cash flows used in the measurement of LFPBs based on the duration characteristics of those liabilities.

The most significant cash flow assumptions used in the establishment of LFPBs are mortality, policy lapses and market interest rates. See Note 3 for more information on the effect of changes in assumptions on the measurement of LFPBs.

The Company also establishes an LFPB for participating term and whole life insurance using a net premium ratio and the Company's current assumptions of future cash flows. Assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the LFPB plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. See Note 3 for more information on assumptions used in establishing LFPBs related to participating term and whole life insurance.

Policyholder Account Balances

The Company establishes a policyholder account balance liability for customer deposits on universal life insurance, universal life insurance with secondary guarantees ("ULSG") and deferred annuity contracts. The policyholder account balance liability is equal to the sum of deposits, plus interest credited, less charges and withdrawals, excluding the impact of any applicable charge that may be incurred upon surrender. The Company also holds additional liabilities for certain product features including secondary guarantees on universal life insurance contracts and the crediting rates associated with index-linked annuities.

Additional Liabilities for ULSG

The Company establishes a liability in addition to the account balance for ULSG. These liabilities are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on ULSG determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Both ULSG liabilities are adjusted for the effects of unrealized investment gains and losses.

The Company reviews cash flow assumptions regularly, and, if they change significantly, the liability for secondary guarantees is adjusted by a cumulative charge or credit to net income. Liabilities for secondary guarantees are presented within future policy benefits with changes in the liabilities reported in policyholder benefits and claims, except for the effects of unrealized investment gains and losses, which are reported in OCI.

The most significant assumptions used in estimating liabilities for secondary guarantees are the general account rate of return, mortality, premium persistency, lapses and withdrawals. See Note 3 for more information on the effect of changes in assumptions on the measurement of liabilities for secondary guarantees.

12

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Market Risk Benefits on Annuity Guarantees

MRBs are contracts or contract features that provide protection to the policyholder from capital markets risks by transferring such risks to the Company. MRBs are required to be separated from the deferred annuity host contract and measured at fair value. The Company establishes MRB assets and liabilities for guaranteed minimum benefits on variable annuity contracts including guaranteed minimum death benefits, guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum withdrawal benefits ("GMWB"). MRB assets are also established for reinsured benefits related to these guarantees. Certain index-linked annuity products may also have guaranteed minimum benefits classified as MRBs.

The measurement of fair value includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk, as well as risk margin to capture the non-capital markets risks of the instrument, which represents the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. MRBs are measured at estimated fair value, with changes reported in change in MRBs on the consolidated statements of operations, except for the change due to nonperformance risk, which is reported in OCI.

See Note 4 for more information on the effect of changes in inputs and assumptions on the measurement of MRBs and Note 10 for more information on the determination of fair value of MRBs.

Embedded Derivatives on Index-Linked Annuities

The Company issues, and assumes through reinsurance, index-linked annuities which allow the policyholder to participate in returns from certain specified equity indices. The crediting rates associated with these features are classified as embedded derivatives and measured at estimated fair value, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

Embedded derivative liabilities are required to be separated from the deferred annuity host contract and measured at fair value. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. The estimate of fair value includes an adjustment for nonperformance risk, as well as a risk margin.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of index-linked crediting rate embedded derivatives are updated quarterly through net income. The reduction to the initial deposit is accreted back up to the initial deposit over the estimated life of the contract. Embedded derivatives related to index-linked annuities are presented within policyholder account balances while changes in the estimated fair value are reported in net derivative gains (losses).

For more information on the determination of estimated fair value of embedded derivatives, see Note 10.

Recognition of Revenues and Deposits on Insurance Contracts

Premiums related to traditional long-duration contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, the Company establishes a deferred profit liability ("DPL") for the excess of the gross premium over the net premium. DPLs are amortized into net income in proportion to the amount of expected future benefit payments. Assumptions used in the measurement of the DPL are updated at the same time as the related LFPBs, with the updated estimates used to recalculate the DPL as of contract inception. The remeasurement gain or loss from updating DPLs is recognized in current period net income along with the related change in LFPBs.

13

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred by the establishment of an unearned revenue liability and amortized over the expected life of the contracts.

Premiums and policy fees are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are directly related to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA in a manner that approximates a straight-line basis over the expected life of the related contracts. For life insurance contracts, amortization is based on projections of amounts of insurance in-force, while projections of policy counts are used for deferred annuity contracts and expected future benefits payments for income annuities. These assumptions are reviewed at least annually, and if they change significantly, updates are recognized through changes to future amortization. VOBA balances are tested annually to determine if the balance is deemed unrecoverable from expected future profits. All changes in DAC and VOBA balances are recorded to net income.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately through net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI"), which are included in other assets, and unearned revenue liabilities, which are included in other policy-related balances. The Company defers sales inducements and unearned revenue and amortizes the balances using the same methodology and assumptions used to amortize DAC and VOBA.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

14

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld. Embedded derivatives related to funds withheld arrangements are presented within policyholder account balances on the consolidated balance sheets, with changes in the estimated fair value reported in net derivative gains (losses).

Reinsurance arrangements may also contain features classified as MRBs, including reinsurance of guaranteed minimum benefits associated with variable annuity contracts.

The Company accounts for assumed reinsurance similar to directly written business.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage- backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third- party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value including, but not limited to, an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

15

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company's short-term investments generally involve large dollar amounts that turn over quickly and have short maturities.

For the years ended December 31, 2024, 2023 and 2022, cash proceeds from sales, maturities and repayments of short-term investments were $1.1 billion, $1.1 billion and $976 million, respectively. For the years ended December 31, 2024, 2023 and 2022, cash payments on purchases of short-term investments were $1.7 billion, $1.4 billion and $611 million, respectively.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

16

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, in net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Funding Agreements

The Company established liabilities for funding agreements associated with the Company's institutional spread margin business, which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount. Liabilities related to funding agreements are reported in policyholder account balances.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company's balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
17

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has index-linked annuities that are directly written or assumed through reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. Certain funds withheld arrangements associated with reinsurance may also contain embedded derivatives. See "— Insurance Contract Obligations" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company's separation from MetLife, Inc. (together with its subsidiaries and affiliates, "MetLife") ("Separation") have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

18

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Inflation Reduction Act, which was enacted in 2022, established a 15% corporate alternative minimum tax ("CAMT") for corporations whose average annual adjusted financial statement income for any consecutive three — tax year period ending after December 31, 2021, and preceding the tax year exceeds $1.0 billion. The Company elects not to consider any future effects resulting from applicability of the CAMT when assessing the valuation allowance for regular deferred tax assets.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation and Other Loss Contingencies

The Company is a party to or involved in a number of legal disputes, including litigation matters, as well as disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

19

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. Except as noted below, there were no significant ASUs adopted during the year ended December 31, 2024.

In November 2023, the FASB issued new guidance on Segment Reporting Disclosures (ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures ("ASU 2023-07")). This ASU updates reportable segment disclosures primarily through enhanced disclosures about significant segment expenses. This ASU does not change how a company identifies its operating segments, aggregates those operating segments, or applies the quantitative thresholds to determine its reportable segments. The Company adopted this guidance during fiscal year 2024 on a retrospective basis.

Future Adoption of New Accounting Pronouncements

In November 2024, the FASB issued new guidance on income statement expense disclosures (ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses). This ASU requires public companies to disclose additional disaggregated information about expenses in the notes to financial statements at each interim and annual reporting period. This ASU is effective for fiscal years starting January 1, 2027, and for interim periods starting January 1, 2028. This ASU is required to be adopted prospectively with the option of retrospective application. The Company is currently evaluating the impact of this guidance on its financial statements.

In December 2023, the FASB issued new guidance on Income Tax Disclosures (ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures). This ASU updates the required income tax disclosures to include disclosure of income taxes paid disaggregated by jurisdiction and greater disaggregation of information in the required rate reconciliation. This ASU is effective for fiscal years starting January 1, 2025, and will be applied on a prospective basis. The Company is currently evaluating the impact of this guidance on its financial statements.

2. Segment Information

The Company is organized and provides its products and services through the following reportable segments: Annuities; Life; Run-off; and Corporate & Other. The Company's chief operating decision maker ("CODM") views and manages the business through these segments.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists primarily of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

20

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Corporate & Other

The Corporate & Other segment consists of activities related to funding agreements associated with the Company's institutional spread margin business, excess capital not allocated to the other segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care business reinsured through 100% quota share reinsurance agreements.

In connection with the adoption of ASU 2023-07, the Company's presentation of segment information has been updated for all periods.

Financial Measure and Segment Accounting Policies

The Company's CODM is its Chief Executive Officer ("CEO"). The CEO uses adjusted earnings to evaluate segment performance and facilitate comparisons to industry results. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following items are excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses); and

•  Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment Hedge Adjustments").

The following items are excluded from total expenses in calculating adjusted earnings:

•  Change in MRBs; and

•  Change in fair value of the crediting rate on experience-rated contracts ("Market Value Adjustments").

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the Annuities, Life and Run-off segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

21

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

The tables below provide information about the Company's segments, including significant segment expenses, and reconciliations to Net income (loss) attributable to Brighthouse Life Insurance Company.

	Year Ended December 31, 2024
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$1,500	$898	$995	$580	$3,973
Less: Revenues excluded from adjusted earnings (1)	(3,350)	(20)	(599)	(47)
Less: Segment expenses:
Policyholder benefits and claims	486	548	1,105	—
Interest credited to policyholder account balances, excluding market value adjustments	1,346	85	243	449
Amortization of DAC and VOBA	497	53	—	—
Interest expense on debt	—	—	—	67
Other expenses (2)	1,007	169	165	193
Less: Provision for income tax expense (benefit)	291	12	16	(55)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1
Adjusted earnings (loss)	$1,223	$51	$65	$(28)	1,311
Adjustments for:
Net investment gains (losses)					(298)
Net derivative gains (losses), excluding investment hedge adjustments of $30					(3,718)
Change in market risk benefits					2,669
Market value adjustments					13
Provision for income tax (expense) benefit					279
Net income (loss) attributable to Brighthouse Life Insurance Company					$256
Interest revenue	$2,850	$420	$1,234	$626

22

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2023
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$508	$987	$1,404	$506	$3,405
Less: Revenues excluded from adjusted earnings (1)	(3,932)	(26)	(239)	(70)
Less: Segment expenses:
Policyholder benefits and claims	508	609	1,301	—
Interest credited to policyholder account balances, excluding market value adjustments	1,048	79	274	388
Amortization of DAC and VOBA	507	57	—	—
Interest expense on debt	—	—	—	70
Other expenses (2)	997	182	167	209
Less: Provision for income tax expense (benefit)	257	17	(22)	(50)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1
Adjusted earnings (loss)	$1,123	$69	$(77)	$(42)	1,073
Adjustments for:
Net investment gains (losses)					(242)
Net derivative gains (losses), excluding investment hedge adjustments of $105					(4,025)
Change in market risk benefits					1,497
Market value adjustments					(12)
Provision for income tax (expense) benefit					585
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,124)
Interest revenue	$2,558	$391	$1,141	$575

23

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2022
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$5,015	$959	$(198)	$386	$6,162
Less: Revenues excluded from adjusted earnings (1)	967	(29)	(1,901)	67
Less: Segment expenses:
Policyholder benefits and claims	382	790	1,013	1
Interest credited to policyholder account balances, excluding market value adjustments	889	57	290	163
Amortization of DAC and VOBA	505	63	—	—
Interest expense on debt	—	—	—	70
Other expenses (2)	981	110	292	241
Less: Provision for income tax expense (benefit)	244	(8)	21	(154)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1
Adjusted earnings (loss)	$1,047	$(24)	$87	$(3)	1,107
Adjustments for:
Net investment gains (losses)					(240)
Net derivative gains (losses), excluding investment hedge adjustments of $71					(656)
Change in market risk benefits					4,105
Market value adjustments					86
Provision for income tax (expense) benefit					(692)
Net income (loss) attributable to Brighthouse Life Insurance Company					$3,710
Interest revenue	$2,254	$396	$1,166	$319

(1)  For each reportable segment, certain revenues are excluded from adjusted earnings (loss), including net investment gains (losses) and net derivative gains (losses), excluding investment hedge adjustments.

(2)  Other expenses include corporate expense allocations directly attributable to each of the segments.

24

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Total assets by segment were as follows at:

	December 31,
	2024	2023
	(In millions)
Annuities	$160,887	$157,614
Life	20,821	20,363
Run-off	24,894	26,849
Corporate & Other	21,989	21,378
Total	$228,591	$226,204

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Annuity products	$2,001	$1,890	$1,796
Life insurance products	848	1,110	1,119
Other products	10	7	8
Total	$2,859	$3,007	$2,923

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2024, 2023 and 2022.

25

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities

Liability for Future Policy Benefits

Information regarding LFPBs for non-participating traditional and limited-payment contracts was as follows:

	Years Ended December 31,
	2024			2023			2022
	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities
	(Dollars in millions)
Present value of expected net premiums:
Balance, beginning of year	$2,899	$—	$—	$2,804	$—	$—	$3,212	$—	$—
Beginning balance at original discount rate	3,162	—	—	3,146	—	—	2,964	—	—
Effect of model refinements	4	—	—	—	—	—	121	—	—
Effect of changes in cash flow assumptions	146	—	—	206	—	—	159	—	—
Effect of actual variances from expected experience	8	—	—	(17)	—	—	114	—	—
Adjusted beginning of year balance	3,320	—	—	3,335	—	—	3,358	—	—
Issuances	67	—	—	93	—	—	93	—	—
Interest accrual	110	—	—	108	—	—	112	—	—
Net premiums collected	(387)	—	—	(374)	—	—	(417)	—	—
Ending balance at original discount rate	3,110	—	—	3,162	—	—	3,146	—	—
Effect of changes in discount rate assumptions	(352)	—	—	(263)	—	—	(342)	—	—
Balance, end of year	$2,758	$—	$—	$2,899	$—	$—	$2,804	$—	$—
Present value of expected future policy benefits:
Balance, beginning of year	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793	$6,253	$4,283	$10,171
Beginning balance at original discount rate	5,905	3,993	7,085	5,816	3,848	7,410	5,682	3,817	8,165
Effect of model refinements	10	—	—	—	—	—	134	—	(278)
Effect of changes in cash flow assumptions	235	(23)	82	296	—	—	179	55	(157)
Effect of actual variances from expected experience	(5)	—	(10)	(15)	(21)	(47)	150	(21)	(23)
Adjusted beginning of year balance	6,145	3,970	7,157	6,097	3,827	7,363	6,145	3,851	7,707
Issuances	72	400	—	99	369	—	101	220	—
Interest accrual	213	148	305	211	139	314	216	144	327
Benefit payments	(522)	(397)	(586)	(502)	(342)	(592)	(646)	(367)	(624)
Ending balance at original discount rate	5,908	4,121	6,876	5,905	3,993	7,085	5,816	3,848	7,410
Effect of changes in discount rate assumptions	(663)	(393)	(758)	(520)	(274)	(388)	(644)	(379)	(617)
Balance, end of year	$5,245	$3,728	$6,118	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793
Net liability for future policy benefits, end of year	$2,487	$3,728	$6,118	$2,486	$3,719	$6,697	$2,368	$3,469	$6,793
Less: Reinsurance recoverable, end of year	19	31	59	24	30	65	32	25	68
Net liability for future policy benefits, after reinsurance recoverable	$2,468	$3,697	$6,059	$2,462	$3,689	$6,632	$2,336	$3,444	$6,725
Weighted-average duration of liability	7.6 years	7.9 years	11.6 years	8.8 years	8.2 years	11.6 years	8.5 years	8.5 years	11.6 years
Weighted-average interest accretion rate	3.92%	4.04%	4.46%	3.91%	3.99%	4.46%	3.94%	3.89%	4.45%
Current discount rate	5.42%	5.48%	5.64%	4.94%	4.95%	5.03%	5.26%	5.27%	5.32%
Gross premiums or assessments recognized during period	$563	$485	$—	$595	$472	$—	$625	$243	$—
Expected future gross premiums, undiscounted	$5,714	$—	$—	$5,999	$—	$—	$6,535	$—	$—
Expected future gross premiums, discounted	$4,244	$—	$—	$4,535	$—	$—	$4,875	$—	$—
Expected future benefit payments, undiscounted	$8,031	$5,759	$13,336	$8,148	$5,616	$13,767	$8,015	$5,434	$14,418
Expected future benefit payments, discounted	$5,908	$4,121	$6,876	$5,905	$3,993	$7,085	$5,816	$3,848	$7,410

26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The measurement of LFPBs can be significantly impacted by changes in assumptions for policyholder behavior. As part of the 2024 and 2023 annual actuarial reviews ("AAR"), the Company updated assumptions regarding mortality and lapses for term and non-participating whole life insurance. The impact from changes in assumptions is presented in effect of changes in cash flow assumptions in the table above.

Information regarding the additional insurance liabilities for universal life-type contracts with secondary guarantees was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance, beginning of year	$7,607	$6,935	$7,168
Beginning balance before the effect of unrealized gains and losses	7,784	7,175	6,731
Effect of changes in cash flow assumptions	895	52	(37)
Effect of actual variances from expected experience	167	145	179
Adjusted beginning of year balance	8,846	7,372	6,873
Interest accrual	406	357	333
Net assessments collected	446	414	416
Benefit payments	(421)	(359)	(447)
Ending balance before the effect of unrealized gains and losses	9,277	7,784	7,175
Effect of unrealized gains and losses	(291)	(177)	(240)
Balance, end of year	8,986	7,607	6,935
Less: Reinsurance recoverable, end of year	1,535	1,438	1,384
Net additional liability, after reinsurance recoverable	$7,451	$6,169	$5,551
Weighted-average duration of liability	6.6 years	6.7 years	6.7 years
Weighted-average interest accretion rate	4.94%	4.92%	4.90%
Gross assessments recognized during period	$1,083	$1,064	$1,070

The measurement of liabilities for secondary guarantees can be significantly impacted by changes in assumptions for policyholder behavior, as well as the expected general account rate of return, which is driven by the Company's assumption for long-term treasury yields. The Company's practice of projecting treasury yields uses a mean reversion approach that assumes that long-term interest rates are less influenced by short-term fluctuations and are only changed when sustained interim deviations are expected. As part of the 2024 and 2023 AARs, the Company updated assumptions regarding policyholder behavior, including mortality, premium persistency, lapses and withdrawals. In 2024, the Company also increased the long-term general account earned rate, driven by an increase in the mean reversion rate, from 3.75% to 4.00%. The impact from changes in assumptions, excluding the effects on the ULSG liability for profits followed by losses, is presented in effect of changes in cash flow assumptions in the table above.

27

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of the net LFPBs for non-participating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees reported in the preceding rollforward tables to LFPBs on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Liabilities reported in the preceding rollforward tables	$21,319	$20,509
Long-term care insurance (1)	5,190	5,581
ULSG liabilities, including liability for profits followed by losses	875	2,427
Participating whole life insurance (2)	2,969	2,849
Deferred profit liabilities	428	475
Other	304	308
Total liability for future policy benefits	$31,085	$32,149

(1)  Includes liabilities related to fully reinsured individual long-term care insurance. See Notes 2 and 7.

(2)  Participating whole life insurance uses an interest assumption based on the non-forfeiture interest rate, ranging from 3.5% to 4.0%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2024 and 2023, and 39% and 40% of gross traditional life insurance premiums for the years ended December 31, 2024 and 2023, respectively.

28

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Policyholder Account Balances

Information regarding policyholder account balances was as follows:

	Universal Life Insurance	Variable Annuities (1)	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance (1)
	(Dollars in millions)
Year Ended December 31, 2024
Balance, beginning of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Premiums and deposits	229	73	8,228	1,127	645	—
Surrenders and withdrawals	(56)	(616)	(5,532)	(1,356)	(23)	—
Benefit payments	(46)	(93)	(324)	(345)	(70)	(9)
Net transfers from (to) separate account	32	102	—	—	—	500
Interest credited	82	109	673	567	163	29
Policy charges	(193)	(19)	(23)	—	(988)	(7)
Changes related to embedded derivatives	—	—	3,956	—	—	—
Balance, end of year	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Weighted-average crediting rate (2)	4.10%	2.81%	1.79%	3.84%	3.32%	3.63%
Year Ended December 31, 2023
Balance, beginning of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Premiums and deposits	210	75	7,183	2,694	660	—
Surrenders and withdrawals	(129)	(647)	(3,732)	(2,405)	(23)	—
Benefit payments	(59)	(101)	(240)	(377)	(85)	(8)
Net transfers from (to) separate account	18	14	—	—	—	1
Interest credited	40	129	445	486	208	28
Policy charges	(200)	(23)	(11)	—	(1,015)	(9)
Changes related to embedded derivatives	—	—	4,085	—	—	—
Balance, end of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Weighted-average crediting rate (2)	2.03%	2.91%	1.47%	3.31%	4.02%	4.33%
Year Ended December 31, 2022
Balance, beginning of year	$2,134	$4,475	$32,000	$11,849	$5,569	$646
Premiums and deposits	199	145	6,632	3,676	697	—
Surrenders and withdrawals	(49)	(453)	(2,220)	(904)	(32)	—
Benefit payments	(59)	(104)	(180)	(345)	(84)	(8)
Net transfers from (to) separate account	21	131	—	—	—	(13)
Interest credited	56	493	392	(2)	197	23
Policy charges	(202)	(23)	(8)	—	(1,040)	(7)
Changes related to embedded derivatives	—	—	(2,719)	—	—	—
Balance, end of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Weighted-average crediting rate (2)	2.65%	10.91%	1.16%	(0.02)%	3.62%	3.41%

(1)  Includes liabilities related to separate account products where the contract holder elected a general account investment option.

(2)  Excludes the effects of embedded derivatives related to index-linked crediting rates.

29

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of policyholder account balances reported in the preceding rollforward table to the liability for policyholder account balances on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Policyholder account balances reported in the preceding rollforward table	$74,910	$68,095
Funding agreements classified as investment contracts	11,002	11,115
Institutional group annuities	370	—
Other investment contract liabilities	880	983
Total policyholder account balances	$87,162	$80,193

30

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums was as follows at:

Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 to 50 Basis Points Above	51 to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
	(In millions)
December 31, 2024
Annuities (1):
Less than 2.00	$516	$112	$230	$8,749	$9,607
2.00 to 3.99	6,633	439	416	334	7,822
Greater than 3.99	781	—	—	—	781
Total	$7,930	$551	$646	$9,083	$18,210
Life insurance (2) (3):
Less than 2.00	$—	$—	$—	$308	$308
2.00 to 3.99	—	471	47	128	646
Greater than 3.99	1,020	—	—	—	1,020
Total	$1,020	$471	$47	$436	$1,974
ULSG (3):
Less than 2.00	$—	$—	$—	$—	$—
2.00 to 3.99	1,052	1,386	1,602	238	4,278
Greater than 3.99	484	—	—	—	484
Total	$1,536	$1,386	$1,602	$238	$4,762
December 31, 2023
Annuities (1):
Less than 2.00	$645	$204	$301	$7,632	$8,782
2.00 to 3.99	8,125	233	201	307	8,866
Greater than 3.99	872	—	—	—	872
Total	$9,642	$437	$502	$7,939	$18,520
Life insurance (2) (3):
Less than 2.00	$—	$—	$—	$236	$236
2.00 to 3.99	—	441	49	132	622
Greater than 3.99	1,077	—	—	—	1,077
Total	$1,077	$441	$49	$368	$1,935
ULSG (3):
Less than 2.00	$—	$—	$—	$—	$—
2.00 to 3.99	1,134	1,485	1,663	254	4,536
Greater than 3.99	506	—	—	—	506
Total	$1,640	$1,485	$1,663	$254	$5,042

(1)  Includes policyholder account balances for fixed rate annuities and the fixed account portion of variable annuities.

(2)  Includes policyholder account balances for retained asset accounts, universal life policies and the fixed account portion of universal variable life insurance policies.

(3)  Amounts are gross of policy loans.

See Note 5 for information regarding net amount at risk and cash surrender values.

31

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $5.5 billion at both December 31, 2024 and 2023.

Brighthouse Life Insurance Company established a secured funding agreement-backed repurchase agreement program in January 2024. Brighthouse Life Insurance Company may enter into repurchase agreements with bank counterparties and the proceeds of the repurchase agreements are then used by a special purpose entity to purchase funding agreements from Brighthouse Life Insurance Company. The Company had obligations under this program of $500 million at December 31, 2024.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank ("FHLB") of Atlanta and the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"). Funding agreements are issued to FHLB and Farmer Mac in exchange for cash, for which these programs have been granted liens on certain assets, some of which are in their custody to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, the program recovery on the collateral is limited to the amount of the Company's liabilities to FHLB and Farmer Mac, respectively. The Company had obligations outstanding under these programs of $5.0 billion and $5.1 billion at December 31, 2024 and 2023, respectively.

See Note 8 for information on invested assets pledged as collateral in connection with funding agreements.

Inactive Funding Agreement Programs

Brighthouse Life Insurance Company had obligations outstanding under inactive funding agreement programs of $25 million and $525 million at December 31, 2024 and 2023, respectively.

32

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Market Risk Benefits

Information regarding MRB assets and liabilities associated with variable annuities was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance, beginning of year	$9,722	$9,997	$15,726
Balance, beginning of year, before effect of changes in nonperformance risk	7,348	8,253	11,639
Decrements	(180)	(176)	16
Effect of changes in future expected assumptions	(53)	260	212
Effect of actual different from expected experience	140	186	(48)
Effect of changes in interest rates	(1,940)	(427)	(8,397)
Effect of changes in fund returns	(973)	(2,203)	3,806
Issuances	(4)	(7)	(47)
Effect of changes in risk margin	(72)	(34)	(152)
Aging of the block and other	970	1,496	1,224
Balance, end of year, before effect of changes in nonperformance risk	5,236	7,348	8,253
Effect of changes in nonperformance risk	2,014	2,374	1,744
Balance, end of year	7,250	9,722	9,997
Less: Reinsurance recoverable, end of year	17	43	71
Balance, end of year, net of reinsurance (1)	$7,233	$9,679	$9,926
Weighted-average attained age of contract holder	73.9 years	73.0 years	71.8 years

(1)  Amounts represent the sum of MRB assets and MRB liabilities presented on the consolidated balance sheets at December 31, 2024, 2023 and 2022, with the exception of $21 million, $9 million and $2 million, respectively, of index-linked annuities not included in this table.

Market conditions, including, but not limited to, changes in interest rates, equity indices, market volatility and variations in actuarial assumptions, including policyholder behavior, mortality and risk margins related to non-capital markets inputs, as well as changes in nonperformance risk, may result in significant fluctuations in the estimated fair value of the guarantees. As part of the 2024 AAR, the Company updated assumptions regarding policyholder behavior, mortality and separate account fund allocations. As part of the 2023 AAR, the Company updated assumptions regarding policyholder behavior, mortality, separate account fund allocations and volatility. The impact from changes in assumptions is presented in effect of changes in future expected assumptions in the table above.

33

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Separate Accounts

Separate Accounts

Information regarding separate account liabilities was as follows:

	Years Ended December 31,
	2024			2023			2022
	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance
	(In millions)
Balance, beginning of year	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919	$101,108	$2,576	$2,367
Premiums and deposits	828	80	—	762	84	—	1,199	91	—
Surrenders and withdrawals	(7,836)	(80)	(21)	(6,073)	(68)	(20)	(5,965)	(55)	(16)
Benefit payments	(1,511)	(25)	(22)	(1,391)	(18)	(28)	(1,298)	(24)	(33)
Investment performance	8,150	346	251	11,071	405	327	(17,878)	(519)	(356)
Policy charges	(2,109)	(81)	(62)	(2,098)	(78)	(58)	(2,227)	(78)	(61)
Net transfers from (to) general account	(102)	(32)	(500)	(14)	(18)	(1)	(131)	(21)	13
Other	(23)	—	5	(16)	(1)	9	37	—	5
Balance, end of year	$74,483	$2,484	$1,799	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919

A reconciliation of separate account liabilities reported in the preceding rollforward table to the separate account liabilities balance on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Separate account liabilities reported in the preceding rollforward table	$78,766	$81,510
Variable income annuities	217	161
Pension risk transfer annuities	23	19
Total separate account liabilities	$79,006	$81,690

The aggregate estimated fair value of assets, by major investment asset category, supporting separate accounts was as follows at:

	December 31,
	2024	2023
	(In millions)
Equity securities	$78,793	$81,417
Fixed maturity securities	207	259
Cash and cash equivalents	2	7
Other assets	4	7
Total aggregate estimated fair value of assets	$79,006	$81,690

34

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Separate Accounts (continued)

Net Amount at Risk and Cash Surrender Values

Information regarding the net amount at risk and cash surrender value for insurance products was as follows at:

	Universal Life Insurance	Variable Annuities	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance
	(In millions)
December 31, 2024
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Separate account liabilities	2,484	74,483	—	—	—	1,799
Total account balances	$4,512	$78,150	$48,605	$14,665	$4,779	$2,965
Net amount at risk	$20,958	$12,757	N/A	N/A	$63,580	$2,649
Cash surrender value	$4,303	$77,761	$47,013	$14,361	$4,316	$2,134
December 31, 2023
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Separate account liabilities	2,276	77,086	—	—	—	2,148
Total account balances	$4,256	$81,197	$41,627	$14,672	$5,052	$2,801
Net amount at risk	$22,214	$13,156	N/A	N/A	$65,299	$2,644
Cash surrender value	$4,049	$80,756	$39,270	$14,068	$4,498	$2,579
December 31, 2022
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Separate account liabilities	1,970	74,845	—	—	—	1,919
Total account balances	$4,070	$79,509	$33,897	$14,274	$5,307	$2,560
Net amount at risk	$23,818	$16,334	N/A	N/A	$66,926	$3,368
Cash surrender value	$3,789	$79,222	$31,293	$13,723	$4,671	$2,344

Products may contain both separate account and general account fund options; accordingly, net amount at risk and cash surrender value reported in the table above relate to the total account balance for each respective product grouping.

35

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

Deferred Policy Acquisition Costs and Value of Business Acquired

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Variable Annuities	Fixed Rate Annuities	Index-linked Annuities	Term and Whole Life Insurance	Universal Life Insurance
	(In millions)
DAC:
Balance at January 1, 2022	$2,614	$88	$1,081	$397	$114
Capitalization	54	31	330	(1)	10
Amortization	(254)	(12)	(198)	(49)	(9)
Balance at December 31, 2022	2,414	107	1,213	347	115
Capitalization	36	14	344	2	13
Amortization	(233)	(11)	(225)	(43)	(9)
Balance at December 31, 2023	2,217	110	1,332	306	119
Capitalization	39	8	373	4	13
Amortization	(216)	(3)	(243)	(39)	(10)
Balance at December 31, 2024	$2,040	$115	$1,462	$271	$122
VOBA:
Balance at January 1, 2022	$377	$70	$—	$6	$39
Amortization	(36)	(5)	—	(1)	(4)
Balance at December 31, 2022	341	65	—	5	35
Amortization	(32)	(6)	—	(1)	(4)
Balance at December 31, 2023	309	59	—	4	31
Amortization	(30)	(4)	—	(1)	(4)
Balance at December 31, 2024	$279	$55	$—	$3	$27
Total DAC and VOBA:
Balance at December 31, 2024	$2,319	$170	$1,462	$274	$149
Balance at December 31, 2023	$2,526	$169	$1,332	$310	$150
Balance at December 31, 2022	$2,755	$172	$1,213	$352	$150

Deferred Sales Inducements

Information regarding DSI, included in other assets, was as follows:

	December 31,
	2024		2023		2022
	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities
	(In millions)
Balance, beginning of year	$209	$8	$233	$9	$259	$10
Capitalization	1	—	1	—	1	—
Amortization	(21)	(2)	(25)	(1)	(27)	(1)
Balance, end of year	$189	$6	$209	$8	$233	$9

36

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

Unearned Revenue

Information regarding unearned revenue, included in other policy-related balances, was as follows:

	December 31,
	2024			2023			2022
	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities
	(In millions)
Balance, beginning of year	$167	$612	$66	$143	$488	$73	$118	$344	$79
Capitalization	34	166	—	35	174	—	35	181	2
Amortization	(11)	(63)	(7)	(11)	(50)	(7)	(10)	(37)	(8)
Balance, end of year	$190	$715	$59	$167	$612	$66	$143	$488	$73

7. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of MRBs on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers and assumes certain index-linked annuities from an unaffiliated third- party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2024, the Company had $5.4 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.
37

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2024 and 2023 were not significant. The Company had $6.1 billion and $6.0 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2024 and 2023, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. The Company had an allowance for credit losses of $3 million on its reinsurance recoverable balances at both December 31, 2024 and 2023.

At December 31, 2024, the Company had $19.6 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.9 billion, or 86%, were with the Company's five largest ceded reinsurers, including $4.3 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2023, the Company had $18.7 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.7 billion, or 89%, were with the Company's five largest ceded reinsurers, including $4.2 billion of net ceded reinsurance recoverables which were unsecured.

38

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Direct premiums	$1,367	$1,458	$1,321
Reinsurance assumed	20	20	8
Reinsurance ceded	(628)	(667)	(688)
Net premiums	$759	$811	$641
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,440	$2,402	$2,525
Reinsurance assumed	52	48	44
Reinsurance ceded	(891)	(672)	(693)
Net universal life and investment-type product policy fees	$1,601	$1,778	$1,876
Other revenues
Direct other revenues	$209	$202	$220
Reinsurance assumed	4	3	3
Reinsurance ceded	286	213	183
Net other revenues	$499	$418	$406
Policyholder benefits and claims
Direct policyholder benefits and claims	$3,772	$3,608	$3,788
Reinsurance assumed	94	123	134
Reinsurance ceded	(1,727)	(1,313)	(1,736)
Net policyholder benefits and claims	$2,139	$2,418	$2,186
Change in market risk benefits
Direct change in market risk benefits	$(2,597)	$(1,436)	$(3,942)
Reinsurance assumed	(105)	(92)	(214)
Reinsurance ceded	33	31	51
Net change in market risk benefits	$(2,669)	$(1,497)	$(4,105)
Other expenses
Direct other expenses	$1,572	$1,625	$1,758
Reinsurance assumed	21	25	—
Reinsurance ceded	8	(25)	(64)
Net other expenses	$1,601	$1,625	$1,694

39

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2024				2023
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$340	$32	$20,437	$20,809	$289	$33	$19,067	$19,389
Market risk benefit assets	$1,075	$—	$17	$1,092	$613	$—	$43	$656
Liabilities
Future policy benefits	$30,925	$160	$—	$31,085	$31,989	$160	$—	$32,149
Policyholder account balances	$83,019	$4,143	$—	$87,162	$75,893	$4,300	$—	$80,193
Market risk benefit liabilities	$8,095	$251	$—	$8,346	$9,972	$372	$—	$10,344
Other policy-related balances	$2,109	$1,568	$—	$3,677	$2,023	$1,596	$—	$3,619
Other liabilities	$6,774	$9	$1,677	$8,460	$6,526	$11	$1,235	$7,772

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $8.4 billion and $7.4 billion at December 31, 2024 and 2023, respectively. The deposit liabilities on reinsurance were $3.9 billion and $4.0 billion at December 31, 2024 and 2023, respectively.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums	$8	$6	$2
Universal life and investment-type product policy fees	$(1)	$(1)	$(1)
Other revenues	$1	$1	$2
Policyholder benefits and claims	$14	$39	$22
Change in market risk benefits	$(112)	$(92)	$(214)
Other expenses	$(3)	$—	$(6)

40

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$32	$28
Liabilities
Future policy benefits	$51	$47
Market risk benefit liabilities	$235	$367
Other policy-related balances	$14	$13
Other liabilities	$(16)	$(4)

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2024 and 2023. The deposit liabilities on related party reinsurance were $97 million and $112 million at December 31, 2024 and 2023, respectively.

8. Investments

See Notes 1 and 10 for a description of the Company's accounting policies for investments and the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-For-Sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2024					December 31, 2023
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$40,437	$47	$212	$3,865	$36,737	$38,303	$15	$383	$3,332	$35,339
Foreign corporate	13,203	26	53	1,468	11,762	12,769	—	89	1,276	11,582
RMBS	8,056	4	45	867	7,230	8,127	4	48	805	7,366
U.S. government and agency	7,112	—	39	691	6,460	8,446	—	285	517	8,214
ABS	6,348	—	33	75	6,306	6,509	—	23	131	6,401
CMBS	6,702	2	7	415	6,292	6,940	2	2	601	6,339
State and political subdivision	3,671	—	78	367	3,382	3,958	—	153	298	3,813
Foreign government	1,036	—	24	100	960	1,077	—	41	87	1,031
Total fixed maturity securities	$86,565	$79	$491	$7,848	$79,129	$86,129	$21	$1,024	$7,047	$80,085

The Company held non-income producing fixed maturity securities with an estimated fair value of $30 million and $52 million at December 31, 2024 and 2023, respectively.

41

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2024:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$3,837	$19,627	$13,501	$28,494	$21,106	$86,565
Estimated fair value	$3,821	$19,066	$12,266	$24,148	$19,828	$79,129

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2024				December 31, 2023
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$10,758	$719	$17,329	$3,146	$4,549	$409	$22,435	$2,923
Foreign corporate	3,269	351	5,502	1,117	1,010	74	8,229	1,202
RMBS	1,227	82	4,624	785	413	21	5,749	784
U.S. government and agency	2,384	116	1,858	575	445	8	3,453	509
CMBS	1,326	90	4,338	325	411	33	5,713	568
ABS	717	10	1,076	65	572	3	3,355	128
State and political subdivision	871	63	1,435	304	460	31	1,636	267
Foreign government	273	29	433	71	113	6	620	81
Total fixed maturity securities	$20,825	$1,460	$36,595	$6,388	$7,973	$585	$51,190	$6,462
Total number of securities in an unrealized loss position	3,356		5,195		1,339		6,958

42

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $665 million and $648 million at December 31, 2024 and 2023, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $79 million, relating to 20 securities, at December 31, 2024. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

43

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses for fixed maturity securities by sector were as follows:

	U.S. Corporate	RMBS	CMBS	Foreign Corporate	Total
	(In millions)
Balance at December 31, 2022	$1	$1	$3	$1	$6
Allowance on securities where credit losses were not previously recorded	15	3	—	—	18
Reductions for securities sold	(1)	—	—	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	—	(1)	—	(1)
Write-offs charged against allowance (1)	—	—	—	(1)	(1)
Balance at December 31, 2023	15	4	2	—	21
Allowance on securities where credit losses were not previously recorded	29	1	—	26	56
Reductions for securities sold	—	—	—	—	—
Change in allowance on securities with an allowance recorded in a previous period	3	(1)	—	—	2
Write-offs charged against allowance (1)	—	—	—	—	—
Balance at December 31, 2024	$47	$4	$2	$26	$79

(1)  The Company recorded total write-offs of $12 million and $8 million for the years ended December 31, 2024 and 2023, respectively.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2024		2023
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$13,326	57.3%	$13,189	58.7%
Agricultural	4,563	19.6	4,416	19.6
Residential	5,543	23.8	5,007	22.3
Total mortgage loans (1)	23,432	100.7	22,612	100.6
Allowance for credit losses	(178)	(0.7)	(137)	(0.6)
Total mortgage loans, net	$23,254	100.0%	$22,475	100.0%

(1)  Purchases of mortgage loans from third parties were $1.0 billion and $311 million for the years ended December 31, 2024 and 2023, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

44

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $132 million and $122 million at December 31, 2024 and 2023, respectively.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two years is used with an input reversion period of one year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity. The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, modifications, foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a non-credit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2022	$49	$15	$55	$119
Current period provision	24	5	(6)	23
Charge-offs, net of recoveries	(4)	(1)	—	(5)
Balance at December 31, 2023	69	19	49	137
Current period provision	50	11	(7)	54
Charge-offs, net of recoveries	(13)	—	—	(13)
Balance at December 31, 2024	$106	$30	$42	$178

45

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2024	2023	2022	2021	2020	Prior	Total
	(In millions)
December 31, 2024
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$640	$199	$279	$1,850	$196	$2,844	$6,008
65% to 75%	208	—	1,022	713	62	1,171	3,176
76% to 80%	—	—	117	201	174	601	1,093
Greater than 80%	—	—	972	388	—	1,689	3,049
Total commercial mortgage loans	848	199	2,390	3,152	432	6,305	13,326
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	408	203	594	1,073	400	1,632	4,310
65% to 75%	—	18	80	113	6	19	236
76% to 80%	—	—	—	—	1	—	1
Greater than 80%	—	—	—	—	—	16	16
Total agricultural mortgage loans	408	221	674	1,186	407	1,667	4,563
Residential mortgage loans
Performing	586	222	1,268	1,640	146	1,563	5,425
Nonperforming	1	—	44	21	1	51	118
Total residential mortgage loans	587	222	1,312	1,661	147	1,614	5,543
Total	$1,843	$642	$4,376	$5,999	$986	$9,586	$23,432

46

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

	2023	2022	2021	2020	2019	Prior	Total
	(In millions)
December 31, 2023
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$206	$655	$1,823	$177	$1,239	$2,628	$6,728
65% to 75%	—	935	1,079	222	261	1,157	3,654
76% to 80%	—	427	76	39	209	563	1,314
Greater than 80%	—	400	227	—	150	716	1,493
Total commercial mortgage loans	206	2,417	3,205	438	1,859	5,064	13,189
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	202	571	1,132	452	505	1,265	4,127
65% to 75%	1	127	108	6	30	17	289
76% to 80%	—	—	—	—	—	—	—
Greater than 80%	—	—	—	—	—	—	—
Total agricultural mortgage loans	203	698	1,240	458	535	1,282	4,416
Residential mortgage loans
Performing	105	1,286	1,669	145	204	1,508	4,917
Nonperforming	—	22	22	1	2	43	90
Total residential mortgage loans	105	1,308	1,691	146	206	1,551	5,007
Total	$514	$4,423	$6,136	$1,042	$2,600	$7,897	$22,612

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2024		2023
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$12,029	90.3%	$12,082	91.6%
1.00x - 1.20x	801	6.0	702	5.3
Less than 1.00x	496	3.7	405	3.1
Total	$13,326	100.0%	$13,189	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

47

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2024 and 2023. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days; and agricultural mortgage loans — 90 days.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2024				2023
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$13,206	$4,538	$5,423	$23,167	$13,172	$4,400	$4,915	$22,487
30-59 days past due	—	—	2	2	—	—	2	2
60-89 days past due	—	—	36	36	—	—	30	30
90-179 days past due	21	9	36	66	—	—	23	23
180+ days past due	99	16	46	161	17	16	37	70
Total	$13,326	$4,563	$5,543	$23,432	$13,189	$4,416	$5,007	$22,612

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment was as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2024	$120	$25	$118	$263
December 31, 2023	$17	$—	$90	$107

(1)  The Company had $3 million of mortgage loans in nonaccrual status for which there was no related allowance for credit losses at December 31, 2024. The Company did not have any mortgage loans in nonaccrual status for which there was no related allowance for credit losses at December 31, 2023.

Current period investment income on mortgage loans in nonaccrual status was $6 million and $2 million for December 31, 2024 and 2023, respectively.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Generally, the types of concessions may include interest rate reduction, term extension, principal forgiveness, or a combination of all three.

As of December 31, 2024, the Company has $386 million of commercial mortgage loans that were modified under a term extension during the year which represent 2% of the carrying value of total mortgage loans. All commercial mortgage loans that were modified are current as of December 31, 2024. The Company did not have a significant amount of agricultural and residential mortgage loans modified during the year ended December 31, 2024. The Company did not have a significant amount of mortgage loans modified during the year ended December 31, 2023.

Other Invested Assets

Over 75% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 9 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes the Company's investment in company-owned life insurance, FHLB stock, leveraged leases and tax credit and renewable energy partnerships.

48

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Leveraged Leases

The carrying value of leveraged leases was $60 million and $47 million at December 31, 2024 and 2023, respectively. The allowance for credit losses was less than $1 million and $13 million at December 31, 2024 and 2023, respectively. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from zero to eight years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2024 and 2023, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities, and the effect on future policy benefits that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) ("AOCI").

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Fixed maturity securities	$(7,357)	$(6,023)	$(8,632)
Derivatives	460	344	628
Other	(7)	(7)	(7)
Subtotal	(6,904)	(5,686)	(8,011)
Amounts allocated from:
Future policy benefits	977	696	992
Deferred income tax benefit (expense)	1,245	1,048	1,474
Net unrealized investment gains (losses)	$(4,682)	$(3,942)	$(5,545)

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$(3,942)	$(5,545)	$5,229
Unrealized investment gains (losses) during the year	(1,218)	2,325	(16,555)
Unrealized investment gains (losses) relating to:
Future policy benefits	281	(296)	2,917
Deferred income tax benefit (expense)	197	(426)	2,864
Balance at December 31,	$(4,682)	$(3,942)	$(5,545)
Change in net unrealized investment gains (losses)	$(740)	$1,603	$(10,774)

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2024 and 2023.

49

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2024	2023
	(In millions)
Securities on loan: (1)
Amortized cost	$3,582	$3,420
Estimated fair value	$3,127	$3,194
Cash collateral received from counterparties (2)	$3,210	$3,277
Reinvestment portfolio — estimated fair value	$3,217	$3,246

(1)  Included in fixed maturity securities.

(2)  Included in payables for collateral under securities loaned and other transactions.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2024				December 31, 2023
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$490	$1,467	$886	$2,843	$647	$655	$1,584	$2,886
U.S. corporate	—	248	—	248	—	252	—	252
Foreign corporate	—	105	—	105	—	130	—	130
Foreign government	—	14	—	14	—	9	—	9
Total	$490	$1,834	$886	$3,210	$647	$1,046	$1,584	$3,277

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2024 was $478 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. and foreign corporate securities, U.S. government and agency securities, non-agency RMBS and CMBS) with 51% invested in agency RMBS, U.S. government and agency securities and cash and cash equivalents at December 31, 2024. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

50

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2024	2023
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$6,246	$8,590
Invested assets held in trust (reinsurance agreements) (2)	8,226	7,103
Invested assets pledged as collateral (3)	12,471	13,979
Total invested assets on deposit, held in trust and pledged as collateral	$26,943	$29,672

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $68 million and $102 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2024 and 2023, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $332 million and $117 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2024 and 2023, respectively.

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 9).

See "— Securities Lending" for information regarding securities on loan. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $222 million and $245 million at redemption value at December 31, 2024 and 2023, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.8 billion at December 31, 2024. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.3 billion at December 31, 2024. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2024, 2023 and 2022. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2024, 2023 and 2022. Aggregate total assets of these entities totaled $903.8 billion and $799.0 billion at December 31, 2024 and 2023, respectively. Aggregate total liabilities of these entities totaled $78.5 billion and $56.7 billion at December 31, 2024 and 2023, respectively. Aggregate net income (loss) of these entities totaled $60.1 billion, $24.8 billion and ($12.8) billion for the years ended December 31, 2024, 2023 and 2022, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

A variable interest entity ("VIE") is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity.

51

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company's involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2024 or 2023.

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2024		2023
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$14,248	$15,330	$15,386	$16,611
Limited partnerships and LLCs	4,223	5,265	4,220	5,242
Total	$18,471	$20,595	$19,606	$21,853

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-For-Sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and, to a lesser extent, tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 15.

52

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Investment income:
Fixed maturity securities	$3,708	$3,481	$3,044
Equity securities	3	2	2
Mortgage loans	1,000	957	840
Policy loans	48	45	42
Limited partnerships and LLCs (1)	357	167	263
Cash, cash equivalents and short-term investments	225	181	56
Other	104	84	66
Total investment income	5,445	4,917	4,313
Less: Investment expenses	345	357	249
Net investment income	$5,100	$4,560	$4,064

(1)  Includes net investment income pertaining to other limited partnership interests of $367 million, $186 million and $170 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Fixed maturity securities	$(243)	$(214)	$(188)
Equity securities	(12)	(1)	(12)
Mortgage loans	(55)	(24)	(20)
Limited partnerships and LLCs	(2)	(1)	(20)
Other	14	(2)	—
Total net investment gains (losses)	$(298)	$(242)	$(240)

Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($1) million, ($1) million and ($18) million for the years ended December 31, 2024, 2023 and 2022, respectively.

53

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Proceeds	$3,436	$2,223	$6,557
Gross investment gains	$20	$15	$55
Gross investment losses	(193)	(206)	(236)
Net investment gains (losses)	$(173)	$(191)	$(181)

9. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

The Company uses derivatives to manage its exposure to changes in interest rate risk from its product liabilities and invested assets. The most significant types of derivative instruments used for hedging interest rate risk are as follows:

Interest rate swaps: The Company uses interest rate swaps to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount.

Interest rate swaptions: The Company uses interest rate swaptions to manage interest rate risk in non-qualifying hedging relationships. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. An interest rate forward is an agreement between parties to exchange a future settlement amount based on a predetermined notional amount and forward interest rate.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

54

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Market Derivatives

The Company uses derivatives to manage its exposure to equity markets from its product liabilities. The most significant types of derivative instruments used for hedging equity market risk are as follows:

Equity total return swaps: The Company uses equity total return swaps in non-qualifying hedge relationships to manage equity risks related to variable and index-linked annuities. Total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a floating rate, calculated by reference to an agreed notional amount.

Equity index options: The Company uses equity index options to manage equity risks related to variable and index- linked annuities in non-qualifying hedging relationships. In an equity index option transaction, the Company enters into contracts to buy or sell the equity index within a limited time at a contracted price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

55

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives, excluding embedded derivatives, held were as follows at:

		December 31,
		2024			2023
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate swaps	Interest rate	$500	$9	$—	$—	$—	$—
Foreign currency swaps	Foreign currency exchange rate	3,778	430	25	3,895	339	45
Total qualifying hedges		4,278	439	25	3,895	339	45
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	69,303	131	444	31,252	140	103
Interest rate floors	Interest rate	8,000	1	30	3,500	7	1
Interest rate caps	Interest rate	7,850	14	14	7,050	19	1
Interest rate futures	Interest rate	171	—	—	—	—	—
Interest rate options	Interest rate	23,060	11	371	33,680	47	167
Interest rate forwards	Interest rate	16,352	121	1,876	17,017	32	1,937
Foreign currency swaps	Foreign currency exchange rate	674	111	—	735	99	1
Foreign currency forwards	Foreign currency exchange rate	304	6	—	384	—	1
Credit default swaps — written	Credit	780	19	—	1,405	27	—
Equity futures	Equity market	316	—	1	—	—	—
Equity index options	Equity market	39,897	1,722	1,041	20,099	757	687
Equity total return swaps	Equity market	106,301	1,543	1,446	53,742	2,236	2,137
Hybrid options	Equity market	—	—	—	270	—	—
Total non-designated or non-qualifying derivatives		273,008	3,679	5,223	169,134	3,364	5,035
Total		$277,286	$4,118	$5,248	$173,029	$3,703	$5,080

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2024 and 2023. The Company's use of derivatives includes (i) derivatives that serve as hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in Accounting Standards Codification 815 — Derivatives and Hedging; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

56

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2024
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$8	$9
Foreign currency exchange rate	13	(10)	50	—	125
Total cash flow hedges	15	(10)	53	8	134
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(1,690)	—	—	—	—
Foreign currency exchange rate	48	(9)	—	—	—
Credit	14	—	—	—	—
Equity market	1,894	—	—	—	—
Embedded	(3,950)	—	—	—	—
Total non-qualifying hedges	(3,684)	(9)	—	—	—
Total	$(3,669)	$(19)	$53	$8	$134
	Year Ended December 31, 2023
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$1	$—	$3	$—	$(1)
Foreign currency exchange rate	7	(8)	51	—	(272)
Total cash flow hedges	8	(8)	54	—	(273)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(384)	—	—	—	—
Foreign currency exchange rate	(40)	2	—	—	—
Credit	32	—	—	—	—
Equity market	570	—	—	—	—
Embedded	(4,100)	—	—	—	—
Total non-qualifying hedges	(3,922)	2	—	—	—
Total	$(3,914)	$(6)	$54	$—	$(273)

57

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

	Year Ended December 31, 2022
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$5	$—	$4	$—	$(50)
Foreign currency exchange rate	12	(11)	52	—	379
Total cash flow hedges	17	(11)	56	—	329
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(4,001)	—	—	—	—
Foreign currency exchange rate	95	(16)	—	—	—
Credit	(2)	—	—	—	—
Equity market	590	—	—	—	—
Embedded	2,743	—	—	—	—
Total non-qualifying hedges	(575)	(16)	—	—	—
Total	$(558)	$(27)	$56	$—	$329

At December 31, 2024 and 2023, the Company held no qualified derivatives hedging exposure to future cash flows for forecasted asset purchases.

At December 31, 2024 and 2023, the balance in AOCI associated with cash flow hedges was $460 million and $344 million, respectively.

58

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2024			2023
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$2	$100	2.7	$6	$419	1.6
Baa	7	300	4.5	19	958	4.9
Ba	10	376	4.8	2	24	3.0
Caa and Lower	—	4	1.0	—	4	2.0
Total	$19	$780	4.4	$27	$1,405	3.9

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

59

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2024
Derivative assets	$4,122	$(3,039)	$(524)	$559	$(558)	$1
Derivative liabilities	$5,353	$(3,039)	$—	$2,314	$(2,306)	$8
December 31, 2023
Derivative assets	$3,495	$(3,112)	$(154)	$229	$(194)	$35
Derivative liabilities	$4,917	$(3,112)	$—	$1,805	$(1,805)	$—

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2024	2023
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$2,314	$1,805
Estimated fair value of collateral provided (2):
Fixed maturity securities	$4,883	$4,811

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

60

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

61

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2024
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,041	$696	$36,737
Foreign corporate	—	11,366	396	11,762
RMBS	—	7,213	17	7,230
U.S. government and agency	2,514	3,946	—	6,460
ABS	—	5,984	322	6,306
CMBS	—	6,266	26	6,292
State and political subdivision	—	3,382	—	3,382
Foreign government	—	939	21	960
Total fixed maturity securities	2,514	75,137	1,478	79,129
Equity securities	11	6	15	32
Short-term investments	916	239	2	1,157
Derivative assets: (1)
Interest rate	—	287	—	287
Foreign currency exchange rate	—	540	7	547
Credit	—	17	2	19
Equity market	—	3,265	—	3,265
Total derivative assets	—	4,109	9	4,118
Embedded derivatives on index-linked annuities (2)	—	—	47	47
Market risk benefit assets	—	—	1,092	1,092
Separate account assets	3	79,003	—	79,006
Total assets	$3,444	$158,494	$2,643	$164,581
Liabilities
Market risk benefit liabilities	$—	$—	$8,346	$8,346
Derivative liabilities: (1)
Interest rate	—	2,735	—	2,735
Foreign currency exchange rate	—	25	—	25
Equity market	1	2,487	—	2,488
Total derivative liabilities	1	5,247	—	5,248
Embedded derivatives on index-linked annuities (2)	—	—	11,540	11,540
Total liabilities	$1	$5,247	$19,886	$25,134

62

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$34,344	$995	$35,339
Foreign corporate	—	11,257	325	11,582
RMBS	—	7,351	15	7,366
U.S. government and agency	3,680	4,534	—	8,214
ABS	—	6,075	326	6,401
CMBS	—	6,300	39	6,339
State and political subdivision	—	3,813	—	3,813
Foreign government	—	995	36	1,031
Total fixed maturity securities	3,680	74,669	1,736	80,085
Equity securities	18	23	25	66
Short-term investments	214	360	—	574
Derivative assets: (1)
Interest rate	—	245	—	245
Foreign currency exchange rate	—	426	12	438
Credit	—	21	6	27
Equity market	—	2,993	—	2,993
Total derivative assets	—	3,685	18	3,703
Embedded derivatives on index-linked annuities (2)	—	—	—	—
Market risk benefit assets	—	—	656	656
Separate account assets	20	81,670	—	81,690
Total assets	$3,932	$160,407	$2,435	$166,774
Liabilities
Market risk benefit liabilities	$—	$—	$10,344	$10,344
Derivative liabilities: (1)
Interest rate	—	2,209	—	2,209
Foreign currency exchange rate	—	47	—	47
Equity market	—	2,824	—	2,824
Total derivative liabilities	—	5,080	—	5,080
Embedded derivatives on index-linked annuities (2)	—	—	8,186	8,186
Total liabilities	$—	$5,080	$18,530	$23,610

(1)  Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivative assets on index-linked annuities are reported in premiums and other receivables. Embedded derivative liabilities on index-linked annuities are reported in policyholder account balances.

63

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of BHF's Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period-to-period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2024.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

64

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to, collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC- bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Market Risk Benefits

MRBs principally include guaranteed minimum benefits on variable annuity contracts including benefits reinsured related to these guarantees.

65

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The estimated fair value of variable annuity guarantees accounted for as MRBs is determined based on the present value of projected future benefits less the present value of projected future fees attributable to the guarantees. At policy inception, the Company determines an attributed fee ratio by solving for a percentage of projected future rider fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. To the extent the rider fees are insufficient, the Company may also include fees related to mortality and expense charges in the attributed fee ratio, provided the total fees included in the calculation do not exceed total contract fees and assessments collected from the contract holder. Any additional fees not included in the attributed fee ratio are considered revenue and reported in universal life and investment-type product policy fees. The attributed fee ratio is not updated in subsequent periods.

The Company updates the estimated fair value of variable annuity guarantees in subsequent periods by projecting future benefits using capital markets inputs and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios. The reported estimated fair value is then determined by taking the present value of these cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin.

The valuation of MRBs includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk. The nonperformance risk adjustment is captured as an additional spread applied to the risk-free rate in determining the rate to discount the cash flows of the liability. The spread over the risk-free rate is based on the Company's creditworthiness taking into consideration publicly available information relating to spreads in the secondary market for Brighthouse Financial's debt. These observable spreads are then adjusted, as necessary, to reflect the financial strength ratings of the issuing insurance subsidiaries as compared to the credit rating of Brighthouse Financial.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant actuarial judgment, including assumptions of the amount needed to cover the guarantees.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of variable annuity guarantees are updated quarterly through net income, except for the change attributable to the Company's nonperformance risk, which is reported in OCI.

Embedded Derivatives

Embedded derivatives include crediting rates associated with index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Actuarial assumptions including policyholder behavior and expectations for renewals at the end of the term period are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of crediting rate embedded derivatives are updated quarterly through net income.

66

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2024		December 31, 2023		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs	Range		Range		on Estimated Fair Value
Market Risk Benefits
Variable annuity guaranteed minimum benefits	• Discounted cash flows	• Mortality rates	0.04	% - 12.90%	0.04	% - 12.90%	Decrease (1)
		• Lapse rates	1.00	% - 20.20%	1.00	% - 22.80%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.00	% - 10.00%	0.00	% - 10.00%	(4)
		• Long-term equity volatilities	12.22	% - 37.04%	12.59	% - 22.50%	Increase (5)
		• Nonperformance risk spread	0.20	% - 1.19%	0.76	% - 1.63%	Decrease (6)
Embedded Derivatives
Registered index-linked annuity crediting rates	• Option pricing techniques	• Mortality rates	0.03	% - 7.86%	0.03	% - 9.24%	Decrease (1)
		• Lapse rates	1.00	% - 62.30%	1.00	% - 62.30%	Decrease (2)
		• Withdrawal rates	0.50	% - 13.00%	0.50	% - 9.00%	(4)
		• Nonperformance risk spread	0.30	% - 1.63%	0.45	% - 1.74%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The lapse rate range reflects base lapse rates for major product categories for duration 1-20. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. For variable annuity guarantees, a dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption for variable annuity guarantees estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For variable annuity GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For variable annuity GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing MRBs.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRB or embedded derivative.

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a (lower) higher fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a (lower) higher fair value.

68

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (excluding MRBs disclosed in Note 4) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Short-term Investments	Net Derivatives (2)	Embedded Derivatives on Index-Linked Annuities
	(In millions)
Balance, January 1, 2023	$1,787	$365	$38	$27	$—	$35	$(3,932)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(11)	—	—	(3)	—	(6)	(4,097)
Total realized/unrealized gains (losses) included in AOCI	28	5	3	—	—	(3)	—
Purchases (5)	162	85	—	2	—	4	—
Sales (5)	(116)	(22)	(2)	(1)	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	—	(157)
Transfers into Level 3 (6)	188	3	—	—	—	—	—
Transfers out of Level 3 (6)	(718)	(56)	(3)	—	—	(12)	—
Balance, December 31, 2023	1,320	380	36	25	—	18	(8,186)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(67)	1	—	(10)	—	1	(3,951)
Total realized/unrealized gains (losses) included in AOCI	2	3	—	—	—	—	—
Purchases (5)	323	137	—	—	2	—	—
Sales (5)	(239)	(87)	—	—	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	(4)	644
Transfers into Level 3 (6)	53	—	—	—	—	—	—
Transfers out of Level 3 (6)	(300)	(69)	(15)	—	—	(6)	—
Balance, December 31, 2024	$1,092	$365	$21	$15	$2	$9	$(11,493)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022 (7)	$3	$—	$—	$1	$—	$(1)	$2,485
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023 (7)	$(11)	$—	$—	$(2)	$—	$(5)	$(4,513)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024 (7)	$(59)	$—	$—	$—	$—	$1	$(4,687)
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2022 (7)	$(268)	$(23)	$(10)	$—	$—	$17	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2023 (7)	$11	$4	$3	$—	$—	$(3)	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2024 (7)	$(33)	$—	$—	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2022:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$(5)	$1	$—	$—	$—	$(9)	$2,743
Total realized/unrealized gains (losses) included in AOCI	$(266)	$(23)	$(10)	$—	$—	$17	$—

(1)  Comprised of U.S. and foreign corporate securities.

69

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

(2)  Freestanding derivative assets and liabilities are reported net for purposes of the rollforward.

(3)  Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(4)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(5)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out of Level 3 in the same period are excluded from the rollforward.

(7)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2024
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$23,254	$—	$—	$21,343	$21,343
Policy loans	$1,626	$—	$1,123	$523	$1,646
Other invested assets	$237	$—	$222	$15	$237
Premiums, reinsurance and other receivables	$8,394	$—	$43	$9,102	$9,145
Liabilities
Policyholder account balances	$31,830	$—	$—	$31,467	$31,467
Long-term debt	$833	$—	$23	$762	$785
Other liabilities	$1,360	$—	$648	$712	$1,360
Separate account liabilities	$1,244	$—	$1,244	$—	$1,244

70

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$22,475	$—	$—	$20,578	$20,578
Policy loans	$938	$—	$479	$494	$973
Other invested assets	$260	$—	$245	$15	$260
Premiums, reinsurance and other receivables	$7,431	$—	$80	$7,498	$7,578
Liabilities
Policyholder account balances	$31,362	$—	$—	$30,501	$30,501
Long-term debt	$836	$—	$26	$755	$781
Other liabilities	$1,191	$—	$438	$753	$1,191
Separate account liabilities	$1,148	$—	$1,148	$—	$1,148

11. Long-term and Short-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2024	2023
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	21	24
Total long-term debt			$833	$836

(1)  Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.

(2)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2024 were $3 million in each of 2025, 2026, 2027 and 2028, $4 million in 2029, and $817 million thereafter.

Interest expense related to long-term and short-term debt of $67 million, $70 million and $70 million for the years ended December 31, 2024, 2023 and 2022, respectively, is included in other expenses, of which $65 million, $68 million and $68 million, respectively, was associated with affiliated debt.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

71

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Long-term and Short-term Debt (continued)

On May 16, 2022, BH Holdings issued a $125 million promissory note to Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY ("BHNY") issued a $125 million promissory note to BH Holdings (the "May 2022 Promissory Notes"), in which both notes bore interest at a fixed rate of 2.5363%. Upon maturity on August 16, 2022, the May 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 4.0466% (the "August 2022 Promissory Notes"). Upon maturity on November 16, 2022, the August 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.7689% and 5.4504%, respectively (the "November 2022 Promissory Notes"). Upon maturity on February 16, 2023, the November 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.9966% and 5.9937%, respectively (the "May 2023 Promissory Notes"). On March 28, 2023, BHNY repaid to BH Holdings, and BH Holdings repaid to Brighthouse Life Insurance Company, each $50 million of principal plus accrued interest in cash on the respective May 2023 Promissory Notes. Upon maturity on May 16, 2023, the May 2023 Promissory Notes were replaced by two new $75 million promissory notes that bear interest at a fixed rate of 6.4433% and 6.2918%, respectively, and were both repaid on June 30, 2023.

Committed Facilities

Reinsurance Financing Arrangement

Brighthouse Reinsurance Company of Delaware ("BRCD") maintains a $15.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. At December 31, 2024, there were no borrowings and there was $15.0 billion of funding available under this financing arrangement. For the years ended December 31, 2024, 2023 and 2022, the Company recognized commitment fees of $21 million, $21 million and $26 million, respectively, in other expenses associated with this financing arrangement.

Repurchase Facilities

At December 31, 2024, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the "Repurchase Facilities") with terms of up to three years under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.5 billion. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2024, there were no borrowings under the Repurchase Facilities.

12. Equity

Statutory Financial Information

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Such requirements are used by regulators to assess the minimum amount of statutory capital and surplus needed for an insurance company to support its operations, based on its size and risk profile (referred to as "company action level RBC"). RBC is based on statutory financial statements and is calculated in a manner prescribed by the NAIC. The RBC ratio, which is the basis for determining regulatory compliance, is equal to total adjusted capital divided by the applicable company action level RBC. Companies below 100% of their company action level RBC are subject to corrective action. As of December 31, 2024, the annual RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 390%.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

72

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements to be filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2024	2023	2022
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(787)	$(3,131)	$1,373
Brighthouse Life Insurance Company of NY	New York	$(120)	$539	$(152)

Statutory capital and surplus was as follows at:

	December 31,
Company	2024	2023
	(In millions)
Brighthouse Life Insurance Company	$3,673	$4,623
Brighthouse Life Insurance Company of NY	$699	$819

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $11.5 billion and $11.0 billion for the years ended December 31, 2024 and 2023, respectively.

The statutory net income (loss) of BRCD was ($447) million, ($300) million and ($208) million for the years ended December 31, 2024, 2023 and 2022, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $703 million and $661 million at December 31, 2024 and 2023, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by Brighthouse Life Insurance Company and BHNY without insurance regulatory approval and dividends paid:

	2025	2024	2023	2022
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company (3)	$—	$—	$266	$—
Brighthouse Life Insurance Company of NY	$—	$—	$—	$—

(1)  Reflects dividend amounts that may be paid during 2025 without prior regulatory approval.

(2)  Reflects all amounts paid, including those requiring regulatory approval.

(3)  Any payment of dividends in 2025 would be considered an extraordinary dividend subject to regulatory approval due to negative unassigned funds (surplus).

73

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under New York insurance laws, BHNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BHNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)," excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BHNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BHNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BHNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "NY Superintendent"), and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BHNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder.

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. BRCD did not pay any extraordinary dividends during the years ended December 31, 2024, 2023 and 2022. During each of the years ended December 31, 2024, 2023 and 2022, BRCD paid cash dividends of $1 million to its preferred shareholders.

74

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Changes in Nonperformance Risk on Market Risk Benefits	Changes in Discount Rates on the Liability for Future Policy Benefits	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2021	$4,996	$233	$(3,229)	$(2,192)	$(7)	$(199)
OCI before reclassifications	(14,148)	329	2,344	4,060	(22)	(7,437)
Deferred income tax benefit (expense) (2)	2,951	(50)	(492)	(852)	4	1,561
AOCI before reclassifications, net of income tax	(6,201)	512	(1,377)	1,016	(25)	(6,075)
Amounts reclassified from AOCI	202	(21)	—	—	—	181
Deferred income tax benefit (expense) (2)	(42)	5	—	—	—	(37)
Amounts reclassified from AOCI, net of income tax	160	(16)	—	—	—	144
Balance at December 31, 2022	(6,041)	496	(1,377)	1,016	(25)	(5,931)
OCI before reclassifications	2,109	(273)	(637)	(376)	18	841
Deferred income tax benefit (expense) (2)	(443)	58	134	79	(4)	(176)
AOCI before reclassifications, net of income tax	(4,375)	281	(1,880)	719	(11)	(5,266)
Amounts reclassified from AOCI	204	(11)	—	—	—	193
Deferred income tax benefit (expense) (2)	(43)	2	—	—	—	(41)
Amounts reclassified from AOCI, net of income tax	161	(9)	—	—	—	152
Balance at December 31, 2023	(4,214)	272	(1,880)	719	(11)	(5,114)
OCI before reclassifications	(1,241)	134	352	541	(18)	(232)
Deferred income tax benefit (expense) (2)	260	(28)	(74)	(114)	4	48
AOCI before reclassifications, net of income tax	(5,195)	378	(1,602)	1,146	(25)	(5,298)
Amounts reclassified from AOCI	188	(18)	—	—	—	170
Deferred income tax benefit (expense) (2)	(39)	4	—	—	—	(35)
Amounts reclassified from AOCI, net of income tax	149	(14)	—	—	—	135
Balance at December 31, 2024	$(5,046)	$364	$(1,602)	$1,146	$(25)	$(5,163)

(1)  See Note 8 for information on offsets to investments related to future policy benefits.

(2)  The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

75

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2024	2023	2022
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(173)	$(192)	$(182)	Net investment gains (losses)
Net unrealized investment gains (losses)	(15)	(12)	(20)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(188)	(204)	(202)
Income tax (expense) benefit	39	43	42
Net unrealized investment gains (losses), net of income tax	(149)	(161)	(160)
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	2	1	5	Net derivative gains (losses)
Interest rate swaps	3	3	4	Net investment income
Foreign currency swaps	13	7	12	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	18	11	21
Income tax (expense) benefit	(4)	(2)	(5)
Gains (losses) on cash flow hedges, net of income tax	14	9	16
Total reclassifications, net of income tax	$(135)	$(152)	$(144)

13. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees, which are included in other revenues, are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues included 12b-1 fees of $205 million, $199 million and $217 million for the years ended December 31, 2024, 2023 and 2022, respectively, of which substantially all were reported in the Annuities segment.

76

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Compensation	$379	$383	$336
Contracted services and other labor costs	261	282	266
Transition services agreements	20	30	55
Establishment costs	—	—	63
Premium and other taxes, licenses and fees	55	55	49
Volume related costs, excluding compensation, net of DAC capitalization	568	536	496
Interest expense on debt	67	70	70
Other	251	269	359
Total other expenses	$1,601	$1,625	$1,694

Capitalization of DAC

See Note 6 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 11 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 16 for a discussion of related party expenses included in the table above.

14. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Current:
Federal	$(39)	$(5)	$(88)
Deferred:
Federal	24	(378)	883
Provision for income tax expense (benefit)	$(15)	$(383)	$795

77

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Tax provision at statutory rate	$51	$(316)	$946
Tax effect of:
Resolution of prior years	—	—	(71)
Dividends received deduction	(31)	(31)	(32)
Change in uncertain tax benefits	(12)	—	(20)
Tax credits	(22)	(8)	(19)
Change in valuation allowance	—	(18)	—
Return to provision	(10)	(5)	(5)
Adjustments to deferred tax	14	—	(2)
Other, net	(5)	(5)	(2)
Provision for income tax expense (benefit)	$(15)	$(383)	$795
Effective tax rate	(6)%	25%	18%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2024	2023
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$1,245	$1,048
Net operating loss carryforwards	2,003	1,826
Investments, including derivatives	145	210
Tax credit carryforwards	188	189
Employee benefits	2	3
Intangibles	41	48
Other	4	—
Total deferred income tax assets	3,628	3,324
Less: Valuation allowance	—	—
Total net deferred income tax assets	3,628	3,324
Deferred income tax liabilities:
Policyholder liabilities and receivables	1,224	910
DAC	581	580
Other	—	1
Total deferred income tax liabilities	1,805	1,491
Net deferred income tax asset (liability)	$1,823	$1,833

78

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2024.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$1,938
Indefinite	7,598
$9,536

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2024.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2027-2031	$—	$121
2032-2036	12	41
2037-2041	13	—
2042-2044	1	—
Indefinite	—	—
	$26	$162

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$14	$14	$34
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Lapses of statutes of limitations	(12)	—	(20)
Balance at December 31,	$2	$14	$14
Unrecognized tax benefits that, if recognized would impact the effective rate	$2	$14	$14

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2024, 2023 and 2022.

79

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audits for the years 2017 and forward is not expected to have a material impact on the Company's consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal income tax return with MetLife, Inc. and its insurance and non-insurance subsidiaries. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefits for losses.

For periods after the Separation through the year ended December 31, 2022, Brighthouse Life Insurance Company, BHNY and BRCD entered into a tax sharing agreement to join a consolidated federal income tax return. The tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefit for losses. The non- insurance subsidiaries of the Company filed their own federal income tax returns.

For periods beginning with the year ended December 31, 2023, Brighthouse Life Insurance Company, BHNY and BRCD file a consolidated federal income tax return with Brighthouse Financial, Inc. and certain of its subsidiaries. In furtherance thereof, such parties joined a single tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefits for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife (the "Tax Separation Agreement"). Among other things, the Tax Separation Agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The Tax Separation Agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2024, 2023 and 2022, MetLife, Inc. paid the Company 0, 0 and 14 million, respectively, under the Tax Separation Agreement. At December 31, 2024 and 2023, there was a current income tax receivable of 17 million and 15 million, respectively, related to this agreement.

15. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

80

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2024.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2024, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff also alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. On January 18, 2023, plaintiff filed a motion on consent to amend the second amended class action complaint to narrow the scope of the class sought to those who own or owned policies issued in Georgia. The motion was granted on January 23, 2023, and the third amended class action complaint was filed on January 23, 2023. The Company intends to vigorously defend this matter.

81

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Lawrence Martin v. Brighthouse Life Insurance Company (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff is the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of similarly situated owners of universal life insurance policies issued or administered by defendants and alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorney's fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company filed a motion to dismiss in June 2021, which was denied in February 2022. Brighthouse Life Insurance Company of NY was initially named as a defendant when the lawsuit was filed, but was dismissed as a defendant, without prejudice, in April 2022. The Company intends to vigorously defend this matter.

MOVEit Data Security Incident Litigation

Kennedy v. Progress Software Corporation, et al. (U.S. District Court, District of Massachusetts, filed October 3, 2023). BHF has been named as a defendant in a purported class action lawsuit. The action relates to a data security incident at an alleged third-party vendor, PBI Research Services ("PBI"), and allegedly involves the MOVEit file transfer system that PBI uses in its provision of services ("MOVEit Incident"). As it relates to BHF, plaintiff seeks to certify a subclass of persons whose private information was allegedly maintained by BHF and accessed or acquired in relation to the MOVEit Incident. Plaintiff alleges, among other things, that BHF negligently chose to utilize PBI to store and transfer plaintiff's and purported class members' private information despite PBI's use of the MOVEit software which plaintiff contends contained security vulnerabilities. The complaint asserts claims against BHF for negligence, negligence per se, and unjust enrichment, and plaintiff seeks declaratory and injunctive relief, damages, attorneys' fees and prejudgment interest. The court dismissed claims for injunctive relief against BHF but denied the remainder of a motion to dismiss based on plaintiff's lack of standing. BHF intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed. On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or estimated ranges of loss based on such reviews.

82

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

The Company's tax-related matters have involved disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto. In the matters where the Company's subsidiaries are acting as the reinsured or the reinsurer, such reinsurance matters have involved assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and certain of such reinsurance matters have resulted in arbitration. As of December 31, 2024, the Company has no matters where it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated. For certain matters, the Company may not currently be able to estimate the reasonably possible loss or estimated range of loss until developments in such matters have provided sufficient information to support an assessment of such loss. During the first quarter of 2024, an arbitration panel ruled in favor of a reinsurer seeking a premium rate increase retroactive to September 2019 resulting in a $187 million loss, of which $167 million was reported in universal life and investment product-type policy fees and $20 million was reported in other expenses.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $271 million and $374 million at December 31, 2024 and 2023, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.7 billion and $1.4 billion at December 31, 2024 and 2023, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of reinsurance, acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation with a cumulative maximum of $82 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company did not have any liabilities recorded for indemnities, guarantees and commitments at December 31, 2024 and had recorded liabilities for indemnities, guarantees and commitments of $1 million at December 31, 2023.

83

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates including related party reinsurance, debt and equity transactions (see Notes 7, 11 and 12). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

The Company has entered into various agreements with affiliates regarding the provision of certain services, which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $177 million, $175 million and $193 million for the years ended December 31, 2024, 2023 and 2022, respectively. Costs incurred under these arrangements were $891 million, $935 million and $946 million for the years ended December 31, 2024, 2023 and 2022, respectively, and were recorded in other expenses.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($71) million and ($110) million at December 31, 2024 and 2023, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $174 million, $169 million and $186 million for the years ended December 31, 2024, 2023 and 2022, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $930 million, $887 million and $920 million for the years ended December 31, 2024, 2023 and 2022, respectively. The Company also had related party fee income receivables of $15 million and $14 million at December 31, 2024 and 2023, respectively.

17. Subsequent Event

Capital Transaction

On February 11, 2025, Brighthouse Life Insurance Company received a $100 million capital contribution from BH Holdings.

84

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2024

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$7,112	$6,460	$6,460
State and political subdivision	3,671	3,382	3,382
Public utilities	4,035	3,625	3,625
Foreign government	1,036	960	960
All other corporate bonds	49,229	44,513	44,513
Total bonds	65,083	58,940	58,940
Mortgage-backed and asset-backed securities	21,106	19,828	19,828
Redeemable preferred stock	376	361	361
Total fixed maturity securities	86,565	79,129	79,129
Equity securities:
Non-redeemable preferred stock	18	11	11
Common stock:
Industrial, miscellaneous and all other	23	20	20
Public utilities	—	1	1
Total equity securities	41	32	32
Mortgage loans	23,254		23,254
Policy loans	1,626		1,626
Limited partnerships and LLCs	4,827		4,827
Short-term investments	1,157		1,157
Other invested assets	5,244		5,244
Total investments	$122,714		$115,269

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

85

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2024 and 2023

(In millions, except share and per share data)

	2024	2023
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $72,741 and $73,144, respectively; allowance for credit losses of $78 and $20, respectively)	$66,860	$68,317
Equity securities, at estimated fair value	27	48
Mortgage loans (net of allowance for credit losses of $172 and $129, respectively)	22,089	21,249
Policy loans	1,625	938
Limited partnerships and limited liability companies	4,288	4,384
Short-term investments, principally at estimated fair value	1,120	574
Investment in subsidiaries	2,046	2,347
Other invested assets, principally at estimated fair value	10,387	8,697
Total investments	108,442	106,554
Cash and cash equivalents	3,856	2,682
Accrued investment income	1,139	1,049
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	20,298	18,869
Receivable from subsidiaries	11,558	15,830
Deferred policy acquisition costs and value of business acquired	3,958	4,047
Current income tax recoverable	26	23
Deferred income tax receivable	3,299	3,380
Market risk benefits assets	993	588
Other assets	293	279
Separate account assets	74,966	77,563
Total assets	$228,828	$230,864
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$31,126	$32,066
Policyholder account balances	85,968	79,017
Market risk benefits liabilities	8,181	10,183
Other policy-related balances	3,827	3,902
Payables for collateral under securities loaned and other transactions	3,762	3,616
Long-term debt	812	812
Other liabilities	14,053	17,779
Separate account liabilities	74,966	77,563
Total liabilities	222,695	224,938
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,507
Retained earnings (deficit)	(6,286)	(6,542)
Accumulated other comprehensive income (loss)	(5,163)	(5,114)
Total stockholder's equity	6,133	5,926
Total liabilities and stockholder's equity	$228,828	$230,864

See accompanying notes to the condensed financial information.

86

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Condensed Statements of Operations
Revenues
Premiums	$577	$599	$423
Universal life and investment-type product policy fees	1,378	1,527	1,607
Net investment income	4,431	3,992	3,620
Other revenues	755	519	480
Net investment gains (losses)	(287)	(234)	(233)
Net derivative gains (losses)	(3,066)	(3,616)	1,800
Total revenues	3,788	2,787	7,697
Expenses
Policyholder benefits and claims (including remeasurement gains (losses) of ($366), ($137), $79, respectively)	1,635	1,692	1,420
Interest credited to policyholder account balances	1,989	1,641	1,152
Amortization of deferred policy acquisition costs and value of business acquired	485	499	504
Change in market risk benefits	(2,665)	(1,494)	(4,107)
Other expenses	1,886	1,817	1,926
Total expenses	3,330	4,155	895
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	458	(1,368)	6,802
Provision for income tax expense (benefit)	41	(347)	1,292
Income (loss) before equity in earnings (losses) of subsidiaries	417	(1,021)	5,510
Equity in earnings (losses) of subsidiaries	(161)	(103)	(1,800)
Net income (loss) attributable to Brighthouse Life Insurance Company	$256	$(1,124)	$3,710
Comprehensive income (loss)	$207	$(307)	$(2,022)

See accompanying notes to the condensed financial information.

87

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$240	$238	$(938)
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	10,717	5,561	9,701
Equity securities	25	18	48
Mortgage loans	1,441	1,180	2,036
Limited partnerships and limited liability companies	325	197	249
Purchases of:
Fixed maturity securities	(10,280)	(7,587)	(14,364)
Equity securities	(2)	(3)	(14)
Mortgage loans	(2,347)	(775)	(4,864)
Limited partnerships and limited liability companies	(293)	(449)	(807)
Cash received in connection with freestanding derivatives	12,416	4,505	4,327
Cash paid in connection with freestanding derivatives	(11,794)	(5,207)	(3,833)
Receipts on loans to affiliate	—	125	—
Issuances of loans to affiliate	—	—	(125)
Returns of capital and dividends from subsidiaries	19	25	30
Capital contributions to subsidiaries	—	—	(100)
Net change in policy loans	(688)	(40)	(29)
Net change in short-term investments	(523)	(261)	351
Net change in other invested assets	(1,380)	(4,530)	(381)
Net cash provided by (used in) investing activities	(2,364)	(7,241)	(7,775)
Cash flows from financing activities
Policyholder account balances:
Deposits	29,602	24,917	29,938
Withdrawals	(26,235)	(17,305)	(19,680)
Net change in payables for collateral under securities loaned and other transactions	146	(737)	(1,569)
Dividends paid to parent	—	(266)	—
Financing element on certain derivative instruments and other derivative related transactions, net	(215)	(26)	(183)
Net cash provided by (used in) financing activities	3,298	6,583	8,506
Change in cash, cash equivalents and restricted cash	1,174	(420)	(207)
Cash, cash equivalents and restricted cash, beginning of year	2,682	3,102	3,309
Cash, cash equivalents and restricted cash, end of year	$3,856	$2,682	$3,102
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$65
Income tax	$1	$(20)	$(56)
Non-cash transactions:
Transfer of fixed maturity securities from affiliates	$—	$103	$589
Transfer of limited partnerships and limited liability companies to affiliates	$—	$—	$587
Transfer of fixed maturity securities to affiliates	$126	$234	$296
Transfer of mortgage loans to affiliates	$—	$—	$89

See accompanying notes to the condensed financial information.

88

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2023, Brighthouse Life Insurance Company paid a non-cash capital contribution of $100 million to BHNY. During the year ended December 31, 2022, Brighthouse Life Insurance Company paid a cash capital contribution of $100 million to BHNY.

89

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2024 and 2023

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1)(2)	Unearned Revenue (1)
2024
Annuities	$3,951	$4,013	$67,602	$—	$59
Life	420	6,083	2,207	9	190
Run-off	3	18,672	6,376	—	715
Corporate & Other	—	5,994	10,977	5	—
Total	$4,374	$34,762	$87,162	$14	$964
2023
Annuities	$4,027	$3,995	$60,723	$—	$65
Life	456	5,942	2,187	11	167
Run-off	4	19,420	6,694	—	612
Corporate & Other	—	6,411	10,589	5	—
Total	$4,487	$35,768	$80,193	$16	$844

(1)  Amounts are included in the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.
90

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2024, 2023 and 2022

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2024
Annuities	$1,531	$2,841	$1,832	$497	$1,007
Life	496	418	633	53	169
Run-off	333	1,230	1,335	—	165
Corporate & Other	—	611	449	—	260
Total	$2,360	$5,100	$4,249	$550	$1,601
2023
Annuities	$1,499	$2,536	$1,556	$507	$997
Life	615	385	688	57	182
Run-off	475	1,115	1,587	—	167
Corporate & Other	—	524	388	—	279
Total	$2,589	$4,560	$4,219	$564	$1,625
2022
Annuities	$1,418	$2,233	$1,271	$505	$980
Life	588	391	847	63	110
Run-off	511	1,146	1,216	—	292
Corporate & Other	—	294	165	—	312
Total	$2,517	$4,064	$3,499	$568	$1,694

(1)  See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

91

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2024, 2023 and 2022

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2024
Life insurance in-force (1)	$447,395	$121,327	$6,940	$333,008	2.1%
Insurance premium
Life insurance (2)	$1,181	$444	$20	$757	2.6%
Accident & health insurance	186	184	—	2	0.0%
Total insurance premium	$1,367	$628	$20	$759	2.6%
2023
Life insurance in-force (1)	$463,582	$129,016	$7,479	$342,045	2.2%
Insurance premium
Life insurance (2)	$1,257	$475	$20	$802	2.5%
Accident & health insurance	201	192	—	9	0.0%
Total insurance premium	$1,458	$667	$20	$811	2.5%
2022
Life insurance in-force (1)	$475,382	$138,063	$8,034	$345,353	2.3%
Insurance premium
Life insurance (2)	$1,123	$493	$8	$638	1.3%
Accident & health insurance	198	195	—	3	0.0%
Total insurance premium	$1,321	$688	$8	$641	1.2%

(1)  Includes life insurance products in the Life, Run-off and Corporate & Other segments.

(2)  Includes annuities with life contingencies.

For the years ended December 31, 2024, 2023 and 2022, reinsurance assumed included related party transactions for life insurance in-force of $1.3 billion, $1.4 billion and $1.5 billion, respectively, and life insurance premiums of $8 million, $6 million and $2 million, respectively. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2024, 2023 and 2022.

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